EXECUTION

CERTAIN MATERIAL (INDICATED BY [ * ]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Credit Suisse Securities (USA) LLC Eleven Madison Avenue, 4th Floor New York, New York 10010

COMMITMENT LETTER

August 6, 2014

To each Depositor listed on     Springleaf Finance Corporation
the attached Schedule I     601 N.W. Second Street
c/o Springleaf Finance Corporation    Evansville, Indiana 57708
601 N.W. Second Street
Evansville, Indiana 57708

Re:     Sale of various Notes (the “Notes”) and Trust Certificates (the “Trust Certificates” and together with the Notes, the “Securities”) listed on Schedule I for the Springleaf Mortgage Loan Trust (“SMLT”) 2011-1, SMLT 2012-1, SMLT 2012-2, SMLT 2012-3, SMLT 2013-1, SMLT 2013-2 and SMLT 2013-3, the Depositor Reserve Account Rights related thereto and certain Mortgage Loans listed on Schedule II

Ladies and Gentlemen:

Each of the recipients listed on Schedule I (each a “Depositor” or “you,” and collectively, the “Depositors”) have advised Credit Suisse Securities (USA) LLC and its affiliates (“Credit Suisse”) that they are seeking to sell the Notes and transfer the Trust Certificates previously-issued by the corresponding trust listed on Schedule I attached hereto (each, a “Trust”). Each class of Notes was issued pursuant to an Indenture, dated as of the corresponding date set forth on Schedule I, among the applicable Trust, as issuer, Wells Fargo Bank, N.A. (“Wells Fargo”), as paying agent and note registrar, and U.S. Bank National Association, as indenture trustee. Each class of Trust Certificates was issued pursuant to a Trust Agreement, dated as of the corresponding date set forth on Schedule I, among the applicable Depositor, Wells Fargo, as paying agent and certificate registrar, and Wilmington Trust, National Association, as owner trustee.

Each of the Depositors also desire to sell, assign and transfer to Credit Suisse, all of their rights under the Reserve Account relating to the applicable Trust and Credit Suisse desires to purchase all of the rights of the Depositors under such Reserve Account (such rights, the “Depositor Reserve Account Rights”). In connection therewith, Springleaf and the Depositors agree to execute the Agreement regarding Reserve Accounts substantially in the form attached hereto as Exhibit E. In addition, Nineteenth Street Funding, LLC, as depositor for the SMLT 2013-3 Trust will sell, assign and transfer to Credit Suisse all of such depositor’s rights and obligations as Terminating Party under Sections 8.05 and 8.06 of the related Indenture (collectively, the “SMLT

2013-3 Call Rights”) pursuant to a side letter agreement, the form of which is attached as an exhibit to the side letter agreement referenced in Section (I) (b) below.

In addition, Springleaf Finance Corporation (“Springleaf”) has advised Credit Suisse that it is seeking to cause certain of its affiliates to sell certain non-performing and re- performing mortgage loans (the “Mortgage Loans”) further described on Schedule II attached hereto. As further described on Schedule II attached hereto, the Mortgage Loans will be divided into four separate pools (“Pool 1,” “Pool 4-NFC,” “Pool 4-FC” and “Pool 6”).

Credit Suisse (in such capacity, the “Initial Purchaser”) hereby agrees that it shall purchase the Notes and the Depositor Reserve Account Rights and accept the transfer of the Trust Certificates from the Depositors or an affiliated party of the Depositors and Credit Suisse or its designee shall purchase the Mortgage Loans for an aggregate purchase price of
$2,984,155,365.86, as may be adjusted pursuant to the terms of this Commitment (the “Purchase Price”). For the avoidance of doubt the Purchase Price assumes that Credit Suisse or its transferees will be entitled to receive all payments on the Notes on and after the Payment Date in August 2014 and will not be required to pay accrued interest on the Securities.

In addition to the proceeds contemplated above, with respect to Mortgage Loans in Pool 1 and Pool 6 that are fifty-nine (59) days or less delinquent as of the Cut-off Date (as defined below), Credit Suisse shall pay to Springleaf: (a) accrued and unpaid interest for the period from the latest interest paid to date to the day prior to the Closing Date (as defined below) (capped at 59 days) and (b) all documented servicing advances as of the Cut-off Date. Delinquencies on the Mortgage Loans will be determined in accordance with the methodology used by the Mortgage Bankers Association. Credit Suisse shall not pay any accrued and unpaid interest or for any servicing advances with respect to Mortgage Loans in Pool 4-NFC or Pool 4- FC or any Mortgage Loan in Pool 1 or Pool 6 where the related Mortgage Loan is sixty (60) days or more delinquent as of the Cut-off Date.

The Initial Purchaser covenants and agrees with the Depositors that it shall commence, following the date hereof, the marketing of the Notes, the Depositor Reserve Account Rights, the Trust Certificates and the SMLT 2013-3 Call Rights (collectively, the “Subject Assets”) on a timely basis, reasonably designed to achieve trade date sales of all the Subject Assets as soon as reasonably possible in August 2014, and if any Subject Assets have not become the subject of a trade date sale by August 31, 2014, to continue marketing efforts reasonably designed to achieve trade date sales of all such remaining Subject Assets as soon as reasonably possible in September 2014. Notwithstanding the foregoing, the Depositors accept and agree that the Initial Purchaser will, in its reasonable discretion, only enter into trade commitments with respect to any Subject Assets for which the Initial Purchaser has reasonably determined that the related sale will result in the optimal execution for the related Subject Assets. Furthermore, the Depositors accept and agree that the Initial Purchaser will market the Subject Assets either in the aggregate or as portions thereof, and accordingly, there may be multiple trade sale dates with respect to the Subject Assets. The Depositors further agree and acknowledge that, in connection with the Initial Purchaser’s marketing of the Subject Assets and accepting related trade commitments as described above, such marketing will occur prior to the availability of the Offering Memorandum (as defined in Section I(g) below) and the Initial Purchaser shall be entitled to market, solicit offers to buy and accept trade commitments for the sale of all or a portion of the Subject Assets based on other marketing materials, which may consist only of a summary information sheet regarding the Subject Assets, and entering into a customary non- reliance acknowledgement agreement or “big boy” letter with each investor.

2

The Initial Purchaser agrees to provide to Springleaf periodic updates of the marketing plan and status.

The Initial Purchaser shall be entitled to all proceeds of all sales of the Subject Assets until the aggregate proceeds of all such sales equal the Threshold Price (as defined below). Once the aggregate proceeds exceed the Threshold Price, the excess proceeds (“Excess Proceeds”) are subject to sharing with the Depositors, provided the trade date sale of Subject Assets which creates the first dollar of Excess Proceeds (the “Cross-Over Trade”) occurs on a date (the “Cross-Over Date”) on or before September 30, 2014.

Excess Proceeds are proceeds of the sales of Subject Assets generated through settlements, whenever occurring, of trade date sales recorded either in the month of August, 2014 (“August Trades”) or September, 2014 (“September Trades”), provided, however, that the calculation of Excess Proceeds includes only trades of Subject Assets that actually settle and provided further that Excess Proceeds shall not include any proceeds tied to payments on the Subject Assets on and after the Payment Date in August 2014 or amounts that accrued on the Subject Assets on or after August 1, 2014.

If the Cross-Over Date occurs in August, 2014, 50% of all Excess Proceeds generated from August Trades and September Trades, regardless of the settlement date of such trades, will be paid by the Initial Purchaser to SFC on behalf of the Depositors.

If the Cross-Over Date occurs in September, 2014, none of the proceeds of August Trades will be subject to sharing with the Depositor, but 25% of all Excess Proceeds generated from September Trades, regardless of the settlement date of such trades, will be paid by the Initial Purchaser to SFC on behalf of the Depositors.

If the Cross-Over Date does not occur on or prior to September 30, 2014, the Depositors shall not be entitled to any proceeds of any sales of the Subject Assets regardless of the amount or date of such sales, including the proceeds of any August Trades or September Trades.

“Threshold Price” means the sum of (i) the Purchase Price less the portion of the Purchase Price allocable to any asset other than the Subject Assets as mutually agreed by the Initial Purchaser and SFC and (ii) $50,000,000; it being understood that the first $50,000,000 in proceeds in excess of the amount in clause (i) shall be retained by the Initial Purchaser and shall not be reduced by any payments received by the Initial Purchaser on the Subject Assets prior to any sale.

(I) Each of Credit Suisse and the Depositors expressly acknowledge and agree that the purchase of the Notes, the purchase of the Depositor Reserve Account Rights and the acceptance of the Trust Certificates by the Initial Purchaser is subject to the following stipulations:

(a) The Notes shall be sold to the Initial Purchaser pursuant to a note purchase agreement for each Trust (each, a “Note Purchase Agreement”) containing usual and customary terms and conditions satisfactory to the Initial Purchaser and the applicable Depositor, in the form attached as Exhibit A hereto with such changes as mutually agreed to by the applicable Depositor and the Initial Purchaser. The allocation of expenses of the Initial Purchaser shall be as provided in the form Note Purchase Agreement attached as Exhibit A. No fees shall be payable by Springleaf or the Depositors under the Note Purchase Agreement.

3

(b)	The Depositors shall cause Springleaf to execute a side letter agreement in a form substantially similar to the form attached as Exhibit B hereto.

(c) The closing date for the sale of the Notes and the transfer of the Trust Certificates shall be August 29, 2014 or such other date as is mutually agreed upon between the Initial Purchaser and the Depositors (the “Settlement Date”); provided, that any payments made on the Notes or distributions made on the Trust Certificates on the Payment Date in August 2014 shall be payable to the Initial Purchaser or its designees.

(d)	The Notes, other than the Class R Notes, shall be delivered on the Settlement Date in book-entry form.

(e) On the Settlement Date, each Depositor shall cause the holder of the applicable Trust Certificates to sell, assign and transfer such Trust Certificates to the Initial Purchaser or its designees in such denominations as requested by the Initial Purchaser. In order to effectuate the re-registration of the physical Trust Certificates, on the Settlement Date, each Depositor shall cause the holder of the applicable Trust Certificates to deliver such original Trust Certificates to the Initial Purchaser with appropriate transfer documentation from the applicable transferor to initiate the re-registration of such Trust Certificates to the assignee(s) designated by the Initial Purchaser and in such denominations as requested by the Initial Purchaser, in each case, in accordance with the terms to the related trust agreement and as required by the applicable certificate registrar for such Trust.

(f)
On the Settlement Date, the Depositor or its affiliate shall deliver the original Class R Notes to the Initial Purchaser with appropriate transfer documentation from the applicable transferor to initiate the re-registration of such Class R Notes in physical form and in such denominations as requested by the Initial Purchaser, in each case, in accordance with the terms of the related Indenture and as required by the applicable Note Registrar for such Trust.

(g)
No later than five (5) business days prior to the Settlement Date, each Depositor shall have prepared and made available to the Initial Purchaser an offering memorandum relating to the Notes for the related Trust (each, an “Offering Memorandum”), in form and substance satisfactory to the Initial Purchaser with agreed-upon procedures accountant’s letter and negative assurances letters from outside counsel, in each case, similar to letters customary for such transactions. In connection with the sale of any Notes retained by the Initial Purchaser and sold by the Initial Purchaser prior to the first date on which the optional termination may be exercised with respect to the related Trust (or, in the case of SMLT 2011-1, six (6) months after the first date on which the related optional termination may be exercised), to the extent that an Initial Purchaser has determined that updated disclosure is necessary to make the disclosure contained in the related Offering Memorandum not false or misleading or omit any statement of material fact therefrom, the related Depositor shall be responsible for providing the Initial Purchaser with any updated information as to itself, Springleaf and any affiliated seller relating to such Trust and shall be entitled to review and approve the related Offering Memorandum as updated by the Initial Purchaser; provided, that the Initial Purchaser shall be responsible for paying any reasonable out-of-pocket costs of the related Depositor

4

in conducting such review and the Initial Purchaser may not update any Offering Memorandum more than once following the Settlement Date.

(h)
In connection with sale of the Notes and the Trust Certificates on the Settlement Date, each Depositor shall at its own cost and at the request of the Initial Purchaser, provide the Initial Purchaser with any documents, electronic tapes or other materials reasonably appropriate and necessary to conduct the due diligence on the underlying mortgage loans as set forth on Exhibit C and shall pay for all due diligence costs (including the cost of obtaining reliance letters for applicable previous due diligence for which the Initial Purchaser cannot rely; provided, that, reliance letters shall be obtained with respect to no more than three (3) Securitizations and such expense shall not exceed $225,000) of the Initial Purchaser as set forth on Exhibit C in connection with its purchase of the Notes, and such due diligence has concluded prior to the Settlement Date and has been incorporated into each Offering Memorandum, as mutually agreed upon by the related Depositor and the Initial Purchaser.

(i)    The satisfaction of all conditions precedent set forth in the Note Purchase
Agreement.

(j)
The Initial Purchaser hereby understands and agrees that Springleaf intends to sell and transfer servicing of the Trusts to Nationstar Mortgage LLC (“Nationstar”) as of the close of business on September 30, 2014 or any other subsequent servicing transfer date as mutually agreed upon by Nationstar and Springleaf.

(k)
To the extent Nationstar is the primary servicer for each Trust, the Initial Purchaser will agree to sign a separate side letter, duly executed by the Initial Purchaser pursuant to which the Initial Purchaser will agree that, in the event the Initial Purchaser sells to any investors to which it transfers the right to effect any optional termination (the “Call Rights Owners”), such Call Rights Owners shall be obligated to negotiate in good faith and enter into a servicing agreement with Nationstar to be servicer of the related mortgage loans prior to the exercise of the optional termination.

(l)
The Initial Purchaser agrees not to discuss this transaction with third parties, including potential purchasers of any of the Notes, Trust Certificates or Depositor Reserve Account Rights or financing providers until the Seller has made a public announcement of the transaction.

(II)    Each of Credit Suisse and Springleaf expressly acknowledge and agree that the purchase of the Mortgage Loans by Credit Suisse is subject to the following stipulations:

(a) The Mortgage Loans will be sold to Credit Suisse pursuant to a mortgage loan purchase and interim servicing agreement (the “Purchase Agreement”) containing usual and customary terms and conditions satisfactory to Credit Suisse and Springleaf. The closing date for the sale of the Mortgage Loans will be August 29,
2014 or such other date mutually acceptable to Credit Suisse and Springleaf (the “Closing Date”). Credit Suisse will be entitled to receive all payments in respect of the Mortgage Loans after the date that is the last calendar day of the month immediately preceding the Closing Date (such date, the “Cut-off Date”). The

5

obligations of the sellers of the Mortgage Loans to Credit Suisse under the Purchase Agreement will be guaranteed by Springleaf.

(b)
The Purchase Agreement will contain the representations and warranties set forth in Exhibit D hereof. Except as noted below, the representations and warranties set forth in Exhibit D relating to the Mortgage Loans included in Pool 4-NFC and Pool 4-FC will expire six months following the Closing Date. Except as noted below, the representations and warranties set forth in Exhibit D relating to the Mortgage Loans included in Pool 1 and Pool 6 will expire 12 months following the    Closing Date. Notwithstanding the foregoing, with respect to the representations and warranties set forth in paragraph 5 of Exhibit D hereof, solely with respect to each Mortgage Loan that is categorized as a “Section 32” loan under the Home Ownership and Equity Protection Act of 1994 on the Bid Tape (as defined below) and the final mortgage loan schedule in the Purchase Agreement, such representations and warranties will expire two years following the Closing Date. Notwithstanding the representations and warranties set forth in paragraph 8 of Exhibit D hereof, if it discovered that any taxes related to the mortgaged property are due and have not been paid as of the Cut-off Date, Credit Suisse will invoice Springleaf, and Springleaf will pay, for any such delinquent tax amounts that Credit Suisse (or its servicer) advances.

(c) The information relating to the Mortgage Loans provided in the mortgage loan schedule as of June 30, 2014 received by Credit Suisse from Springleaf on July 28,
2014 with a file name “2014.6.30 Project Jupiter – 1st Lien WL Tape (Sent
7.28.14)” (the “Bid Tape”) is true and correct in all material respects.

(d)	Any Mortgage Loan with a zero balance as of the Cut-off Date will be removed from the pool.

(e) Credit Suisse will have completed confirmatory due diligence which will include a review of the credit files, servicing comments and pay histories, collateral files, and compliance and samples for such confirmatory due diligence to be based on the Bid Tape consistent with discussions and presentations made to Springleaf in connection with this transaction.

(f)    Any Mortgage Loan having material litigation, compliance defects, property damage or title issues may be removed from the portfolio at Credit Suisse’s discretion or re-priced by Credit Suisse as mutually agreed to between Springleaf and Credit Suisse.

(g)	Unless otherwise provided in the Bid Tape, each Mortgage Loan will be secured by a first lien mortgage or deed of trust on residential real property.

(h)
With respect to Pool 1 and Pool 6, if any Mortgage Loan becomes 60 or more days delinquent as of the Cut-off Date, , such Mortgage Loan will be transferred to Pool 4-NFC and the purchase price for such Mortgage Loan will be reduced by an amount equal to [ * ]% of the Cut-off Date principal balance of any such Pool

1 Mortgage Loan and by [ * ]% of the Cut-off Date principal balance of any such Pool 6 Mortgage Loan. With respect to Pool 4-NFC, if any Mortgage Loan becomes current (i.e., less than thirty (30) days delinquent) as of July 31, 2014, such Mortgage Loan will

6

be transferred to Pool 6 and the purchase price for such Mortgage Loan will be increased by an amount equal to [ * ]% of the Cut-off Date principal balance of such Mortgage Loan. No Mortgage Loan in Pool 1 can be transferred to Pool 6 or vice versa regardless of the actual characteristics of the related Mortgage Loan as of the Cut-off Date.

(i)
Credit Suisse will purchase all of the Mortgage Loans included in each of the pools set forth on Schedule II hereto subject only to the exceptions mutually agreed upon pursuant to the terms of this Commitment.

(j)
The Mortgage Loans will be sold servicing released, with a servicing transfer date of September 30, 2014 or a mutually agreed upon date between Springleaf and Credit Suisse (the “Servicing Transfer Date”).

(k)    Servicing will be transferred to Select Portfolio Servicing, Inc. on the Servicing
Transfer Date.

(l)
Until the Servicing Transfer Date, Springleaf will service or cause the Mortgage Loans to be serviced in accordance with servicing practices generally employed in the industry for mortgage loans similar in type to the Mortgage Loans to be purchased and sold and in accordance with all applicable laws. Springleaf (or its affiliated servicers) will be paid an interim servicing fee in an amount equal to

0.50% per annum of the aggregate unpaid principal balance of Mortgage Loans from the Closing Date to the Servicing Transfer Date.
(m)    The satisfaction of all conditions precedent set forth in the Purchase Agreement. (n)    At Springleaf’s cost, collateral files will be shipped to Deutsche Bank National
Trust Company prior to the Closing Date pursuant to a mutually agreed bailment agreement. At Credit Suisse’s cost, the collateral files will be checked into
Deutsche Bank National Trust Company prior to the Closing Date.

*    Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7

By accepting this Commitment, each Depositor and Springleaf hereby acknowledge that Credit Suisse has not served as an advisor to it and that it is making an independent decision whether to enter into the transaction based on its own knowledge and experience, and its own evaluation of the merits and risks of the transaction. By accepting the Initial Purchaser’s bid, each Depositor acknowledges its agreement that Credit Suisse is acting in a principal capacity.

This Commitment is for the benefit only of the parties hereto and their respective affiliates and no third party shall have any interest herein. The terms and provisions of this commitment letter cannot be waived or modified except in writing and signed by each of the Depositors, Springleaf and the Initial Purchaser. This Commitment may be executed in counterpart, each of which when executed and delivered shall be an original and together shall constitute one and the same instrument.

This Commitment shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Each party hereto hereby submits to the exclusive jurisdiction of the courts of the State of New York for any legal action or proceeding resulting from the transaction contemplated herein. This Commitment has been negotiated, issued and accepted in New York City, New York. Each party hereto hereby waives its right to a trial by jury.

[Remainder of page intentionally left blank]

8

Please indicate your acceptance of the matters set forth herein by signing in the place provided below and returning the executed Commitment Letter to the Initial Purchaser at the addresses set forth above or via facsimile or electronic mail transmission.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

By: /s/ Bruce S. Kaiserman	Name: Bruce S. Kaiserman Title: Managing Director

By its signature below, the undersigned hereby unconditionally accepts the Commitment in accordance with the terms and conditions set forth herein.

EIGHTH STREET FUNDING LLC        ELEVENTH STREET FUNDING LLC

By: /s/ David R. Schulz	By: /s/ David R. Schulz Name: David R. Schulz Name: David R. Schulz
Title: President, Treasurer &        Title: President, Treasurer & Principal Financial Officer        Principal Financial Officer

TWELFTH STREET FUNDING LLC        FOURTEENTH STREET FUNDING LLC

By: /s/ David R. Schulz	By: /s/ David R. Schulz Name: David R. Schulz Name: David R. Schulz
Title: President, Treasurer &        Title: President, Treasurer & Principal Financial Officer        Principal Financial Officer

FIFTEENTH STREET FUNDING LLC        SEVENTEENTH STREET FUNDING LLC

By: /s/ David R. Schulz	By: /s/ David R. Schulz Name: David R. Schulz Name: David R. Schulz
Title: President, Treasurer &        Title: President, Treasurer & Principal Financial Officer        Principal Financial Officer

NINETEENTH STREET FUNDING LLC        SPRINGLEAF FINANCE CORPORATION

By: /s/ David R. Schulz	By: /s/ David R. Schulz Name: David R. Schulz Name: David R. Schulz
Title: President, Treasurer &        Title: President, Treasurer & Principal Financial Officer        Principal Financial Officer

SCHEDULE I

Securitization Trust	Securities	CUSIP	Approximate Portion of Class to be Purchased	Original Principal Balance / Notional Amount*	Approximate Principal Balance as of the July 2014 Payment Date	Depositor	Original Closing Date
SMLT 2011-1	Class M-3 Notes	85171UAD9	100.00%	$26,582,000.00	$26,582,000.00	Eighth Street	August 31, 2011
	Class B-1 Notes	85171UAE7	100.00%	$22,607,000.00	$22,607,000.00	Funding LLC
	Class B-2 Notes	85171UAF4	100.00%	$20,868,000.00	$20,868,000.00
	Class C Notes	85171UAG2	100.00%	$61,362,744.26	$54,279,275.12
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A
SMLT 2012-1	Class B-2 Notes	85171VAF2	100.00%	$18,921,000.00	$18,921,000.00	Eleventh Street	April 20, 2012
	Class C Notes	85171VAG0	100.00%	$59,476,970.00	$95,955,011.16	Funding LLC
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A
SMLT 2012-2	Class B-1 Notes	85171WAE3	62.51%	$33,352,000.00	$33,352,000.00	Twelfth Street	August 2, 2012
	Class B-2 Notes	85171WAF0	100.00%	$54,322,000.00	$54,322,000.00	Funding LLC
	Class C Notes	85171WAG8	100.00%	$111,553,836.61	$177,136,791.97
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A
SMLT 2012-3	Class B-1 Notes	85171YAF6	88.07%	$55,364,000.00	$55,364,000.00	Fourteenth Street	October 18, 2012
	Class B-2 Notes	85171YAG4	100.00%	$49,468,000.00	$49,468,000.00	Funding LLC
	Class C Notes	85171YAH2	100.00%	$130,882,265.00	$202,499,913.91
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A
SMLT 2013-1	Class B-2 Notes	85172CAG1	100.00%	$52,625,000.00	$52,625,000.00	Fifteenth Street	April 8, 2013
	Class B-3 Notes	85172CAH9	100.00%	$184,177,000.00	$184,177,000.00	Funding LLC
	Class X Notes	85172CAQ9	100.00%	$782,489,000.00*	$626,049,481.12*
	Class C Notes	85172CAR7	100.00%	$2,555,355.00	$40,768,853.25
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A

Securitization Trust	Securities	CUSIP	Approximate Portion of Class to be Purchased	Original Principal Balance / Notional Amount*	Approximate Principal Balance as of the July 2014 Payment Date	Depositor	Original Closing Date
SMLT 2013-2	Class B-1 Notes	85172GAL1	100.00%	$61,983,000.00	$61,983,000.00	Seventeenth Street	July 9, 2013
	Class B-2 Notes	85172GAM9	100.00%	$56,638,000.00	$56,638,000.00	Funding LLC
	Class B-3 Notes	85172GAN7	100.00%	$258,965,000.00	$258,965,000.00
	Class X Notes	85172GAV9	100.00%	$61,983,000.00*	$61,983,000.00*
	Class C Notes	85172GAW7	100.00%	$2,843,590.04	$26,317,351.92
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate	N/A	100.00%	N/A	N/A
SMLT 2013-3	Class B-1 Notes	85172HAL9	100.00%	$27,021,000.00	$27,021,000.00	Nineteenth Street	October 9, 2013
	Class B-2 Notes	85172HAM7	100.00%	$24,269,000.00	$24,269,000.00	Funding LLC
	Class B-3 Notes	85172HAN5	100.00%	$154,871,000.00	$154,871,000.00
	Class X Notes	85172HAV7	100.00%	$249,944,000.00*	$228,291,015.46*
	Class C Notes	85172HAW5	100.00%	$1,251,134.52	$5,924,268.82
	Class R Notes	N/A	100.00%	N/A	N/A
	Class A Certificate	N/A	100.00%	N/A	N/A
	Class B Certificate	N/A	100.00%	N/A	N/A

SCHEDULE II

The information set forth in the tables below with respect to each pool and the related
Mortgage Loans is as of June 30, 2014.

Whole Loan Bid Schedule

($ actual) Pool 1	Count 6,328	Accruing Bal $590,106,874	Deferred Bal $15,693,157	Total Bid Bal $605,800,031	Advances(1) $714,842
Pool 4 - FC	1,551	$195,273,536	$2,033,824	$197,307,360	$0
Pool 4 - NFC	3,914	$313,052,752	$6,891,212	$319,943,964	$0
Pool 6	6,806	$528,286,615	$13,598,429	$541,885,044	$1,267,836
Total	18,599	$1,626,719,777	$38,216,622	$1,664,936,399	$1,982,678

(1) The total advances shown reflects advances on the Mortgage Loans in the respective pool that are less than sixty days delinquent as of
June 30, 2014.

EXHIBIT A

FORM OF NOTE PURCHASE AGREEMENT

[    ] STREET FUNDING LLC Springleaf Mortgage Loan Trust 201_-_,
Springleaf Mortgage Loan Trust 201_-_, Mortgage-Backed Notes, Series 201_-_ NOTE PURCHASE AGREEMENT
[    ], 2014

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010-3629

Ladies and Gentlemen:

[ ] Street Funding LLC, as depositor (the “Depositor”), proposes to sell from time to time the [Class M-[ ], Class B-[ ] [and] Class C [and Class X] Notes][update as required] of the Springleaf Mortgage Loan Trust 201_-_ (the “Trust” or the “Issuer”), Springleaf Mortgage Loan Trust 201_-_, Mortgage-Backed Notes, Series 201_-_ (the “Purchased Notes”) in the principal balances or notional amounts set forth on Schedule I attached hereto to Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) pursuant to the terms of this Note Purchase Agreement (the “Agreement”).

The [Class A[ ], Class M-[ ], [and] Class B-[ ], [and Class R] Notes [update as required] (the “Previously Purchased Notes”), and the Purchased Notes (collectively, the “Notes”) were issued pursuant to an indenture (the “Indenture”), dated [ ], 201_ (the “Issuance Date”), among the Trust, as issuer, Wells Fargo Bank, N.A. (“Wells Fargo”), as paying agent (in such capacity, the “Paying Agent”) and as note registrar (in such capacity, the “Note Registrar”), and U.S. Bank National Association, as indenture trustee (not individually, but solely in its capacity as the “Indenture Trustee”). The Notes evidence undivided beneficial interests in nonrecourse obligations of the Trust secured by the assets of the trust fund (the “Trust Estate”), which consist of a pool of fully-amortizing, fixed-rate, one- to four-family, first lien mortgage loans (the “Mortgage Loans”) and all other assets included in the Trust Estate as further provided in the Trust Agreement (as defined below).

The Purchased Notes are more fully described in the private placement memorandum dated on or prior to the Closing Date (the “Memorandum”), which the Depositor has furnished to the Initial Purchaser for purposes of the sale of the Purchased Notes to a limited number of investors in transactions not involving a public offering as contemplated in the Memorandum.

Pursuant to the Mortgage Loan Purchase Agreement, dated as of [ ], 201_ (the “Mortgage Loan Purchase Agreement”), among [list sellers or reference Exhibit to MLPA], as sellers (each, a “Seller” and together, the “Sellers”) and the Depositor, as purchaser, the Sellers transferred to the Depositor all of their right, title and interest in and to the Mortgage Loans on or after the Cut-off Date. Pursuant to the Trust Agreement, dated as of [ ], 201_ (the “Trust Agreement”), among the Depositor, as depositor, Wells Fargo, as paying agent and certificate registrar, [the Regular Trustees] and Wilmington Trust, National Association, as owner trustee (in such capacity, the “Owner Trustee”), the Depositor transferred the Mortgage Loans and the other assets constituting the Trust Estate to the Trust. In addition, certificates representing a 100% ownership in the Trust [the (“Trust Certificate”)] / [the “Class A Certificate” and 50% voting interests in the Trust (the “Class B Certificate” and together with the Class A Certificate, the “Trust Certificates”)] were issued pursuant to the Trust Agreement. The Master Servicer monitors the servicing of the Mortgage Loans in accordance with the Securitization Servicing Agreement (as defined below) and the Paying Agent calculates distributions and other information regarding the Notes in accordance with the Indenture. Each of the Servicers (as defined in the Indenture) entered into the Servicing Agreement, dated as of [
], 201_ (the “Servicing Agreement”), among the Servicers and Springleaf Financial Corporation (“SFC”), pursuant to which they are obligated to service the Mortgage Loans in accordance with the Securitization Servicing Agreement, dated as of [ ], 201_ (the “Securitization Servicing Agreement”), among SFC, as primary servicer (in such capacity, the “Primary Servicer”), the Trust, as issuer, Wells Fargo, as master servicer (in such capacity, the “Master Servicer”) and as Paying Agent, and the Indenture Trustee. MorEquity, Inc. (“MorEquity”), a wholly-owned subsidiary of the Primary Servicer, as a servicer, entered into the Subservicing Agreement, dated as of [ ], 201_ (the “Subservicing Agreement”), between MorEquity and Nationstar Mortgage LLC, as subservicer, the terms of which will be consistent with the terms of the Servicing Agreement. This Note Purchase Agreement, the Mortgage Loan Purchase Agreement, the Trust Agreement, the Indenture, the Securitization Servicing Agreement, the Servicing Agreement and the Subservicing Agreement shall be referred to herein as the “Operative Agreements.” The Initial Purchaser has also entered into a side letter agreement with SFC (the “SFC Side Letter”) which, pursuant to its terms, requires the Initial Purchaser to enter into a side letter agreement with the Depositor relating to the sale and transfer to the Initial Purchaser of certain rights in the Reserve Account (the “Reserve Account Side Letter” and together with the SFC Side Letter, the “Side Letters”).

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

SECTION 1. Representations and Warranties of the Depositor and SFC. (A). SFC represents and warrants to the Initial Purchaser that as of the date hereof and as of the Closing Date:

(a) SFC has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Side Letters to which it is a party;

(b) This Agreement and the Side Letters to which it is a party have been duly authorized, executed and delivered by SFC; and

(c) Assuming the due authorization, execution and delivery by each other party hereto, this Agreement and the Side Letters to which it is a party constitute the legal, valid and binding obligation of SFC except to the extent that enforceability thereof may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other similar laws now or hereinafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) possible limitations in certain circumstances of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

(B). The Depositor and SFC represent and warrant to the Initial Purchaser that as of the date hereof and as of the Closing Date (unless any representation or warranty speaks of or relates to a specific date, in which case such representation or warranty shall be as of such specific date):

(a) The Depositor has been duly formed and is validly existing and in good standing under the laws of its state of organization, with full power and authority to own its assets

-2

and conduct its business as presently conducted, is duly qualified as a foreign company in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on it or on its ability to perform its obligations under the Operative Agreements and the Side Letters to which it is a party, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business; the Issuer has been duly formed and is validly existing and in good standing under the laws of its state of organization, with full power and authority to own its assets and conduct its business as presently conducted, is duly qualified as a foreign company in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on it, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

(b) The issuance and sale of the Purchased Notes will be duly authorized by all necessary corporate action of the Depositor, SFC and the Issuer and, when executed, authenticated and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Purchased Notes will be legal, valid, binding and enforceable obligations of the Issuer, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(c) The Purchased Notes have been duly and validly executed by the Issuer and authenticated by the Note Registrar, and delivered by the Note Registrar on behalf of the Indenture Trustee, to or upon the order of the Depositor, in the authorized denominations specified by the Depositor, are validly issued and outstanding and are entitled to the benefits and security afforded by the Indenture;

(d) The execution, delivery and performance by the Depositor, SFC and the Issuer of the Operative Agreements and the Side Letters to which it is a party and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes, did not and will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SFC, the Depositor or the Issuer is a party, by which SFC, the Depositor or the Issuer is bound or to which any of the properties or assets of SFC, the Depositor or the Issuer or any of their subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on the business, operations or financial condition of SFC, the Depositor or the Issuer or SFC’s, the Depositor’s or the Issuer’s ability to perform its obligations under the Operative Agreements and the Side Letters to which it is a party, nor will such actions result in any violation of the provisions of the organizational documents of SFC, the Depositor or the Issuer or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over SFC, the Depositor or the Issuer or any of SFC’s, the Depositor’s or the Issuer’s properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of SFC, the Depositor or the Issuer or SFC, the Depositor’s or the Issuer’s ability to perform its obligations under any of the Operative Agreements and the Side Letters to which it is a party;
(e) (i) This Agreement and the Side Letters to which it is a party have been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid, binding and

-3

enforceable obligation of the Depositor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (ii) each Operative Agreement or Side Letter to which the Depositor or the Issuer is a party was or will be authorized by each such party and, when such Operative Agreement was fully executed and delivered by the other parties to such Operative Agreement on the Issuance Date or such Side Letter on the date thereof, will constitute a legal, valid, binding and enforceable obligation of such party, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(f) No consent, approval, authorization, order, registration, license, permit or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the sale of the Purchased Notes to the Initial Purchaser, or the consummation by the Depositor or SFC of other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) have been previously obtained or (b) the failure to obtain would not have a material adverse effect on the performance by the Depositor or the Issuer of its obligations under, or the validity or enforceability of, the Operative Agreements to which the Depositor or the Issuer is a party or, in the case of SFC, upon its ability to consummate or perform under any of the agreements made by it on the Closing Date relating to the Mortgage Loans or the Purchased Notes;

(g) Assuming the accuracy of the representations and warranties in Section 4 hereof, none of the Depositor, the Issuer or SFC has offered or sold or solicited any offer to buy, and will not offer or sell or solicit any offer to buy, directly or indirectly, any Purchased Notes or any other security in any manner that would render the issuance and sale of such Purchased Notes, or the reoffer and resale of such Purchased Notes, a violation of the Securities Act of
1933, as amended (the “1933 Act”);

(h) It is not necessary and will be not be necessary in connection with the offer, sale and delivery of the Purchased Notes in the manner contemplated by this Agreement and the Memorandum to register the Purchased Notes under the 1933 Act, assuming the Initial Purchaser has complied with and fulfilled its obligations hereunder;

(i) The Indenture is not required to be qualified under the Trust Indenture Act of 1939;
(j)     Neither the Depositor nor the Issuer is an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder (the “1940 Act”). The Issuer has relied on an exclusion or exemption from the definition of “investment company” under the 1940 Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the 1940 Act;

(k) On the Issuance Date, the representations and warranties made by the Depositor in the Mortgage Loan Purchase Agreement and in the Trust Agreement were true and correct;

(l) As of [ ], 201_ (the “Statistical Calculation Date”), the Mortgage Loans conformed in all material respects to the descriptions thereof contained in the Memorandum;

-4

(m) As of the date hereof and as of the Closing Date, no event has occurred that constitutes an event of default under any of the Operative Agreements;

(n) At the time of execution and delivery of the Mortgage Loan Purchase Agreement, the Depositor: (i) had equitable title to the interest in the Mortgage Loans conveyed by the Sellers, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”); (ii) had not assigned to any person (other than the Trust) any of its right, title or interest in the Mortgage Loans, including the servicing rights with respect thereto; and (iii) had the power and authority to transfer its interest in the Mortgage Loans to the Issuer and to sell the Previously Purchased Notes to [ ]. Upon execution and delivery of the Trust Agreement by the parties thereto, the Trust acquired clear and marketable title to the Mortgage Loans, free of any lien or encumbrance, except to the extent permitted by the Trust Agreement. Upon execution and delivery of this Agreement, payment by the Initial Purchaser for the Purchased Notes and delivery of the Purchased Notes to the Initial Purchaser, the Initial Purchaser will acquire clear and marketable title to the Purchased Notes, free of any lien or encumbrance, except to the extent permitted by the Indenture;

(o) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Operative Agreements and the execution, delivery and issuance of the Purchased Notes required to be paid by the Depositor or the Issuer were paid at or prior to the Issuance Date;

(p) Neither the Depositor nor the Issuer nor any of its affiliates has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Purchased Notes except for this Agreement;

(q) The Depositor is the sole owner and holder of each of the Purchased Notes and owns, or will own as of the Closing Date, each Purchased Note free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Purchased Notes. The Depositor will have full right and authority to assign and transfer each Purchased Note to the Initial Purchaser, and either no consent or approval of any other Person is necessary to effect such assignment or any such consent or approval has previously been obtained;
(r) Neither the Depositor nor the Issuer nor any of its affiliates has received an order from any federal, state or foreign governmental authority or agency preventing or suspending the offering of the Purchased Notes or the use of the Memorandum;

(s) Since the dates as of which information is given in the Memorandum, there will not have been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor or the Sellers, otherwise than as set forth in or contemplated by the Memorandum as supplemented or amended on or before the Closing Date;

(t) As of the date of the Memorandum and as of the Closing Date, the Purchased Notes and the Operative Agreements will conform in all material respects to the descriptions thereof contained in the Memorandum;

(u) As of its date, the Marketing Materials (as defined herein) were true and correct in all material respects; provided, however, that the Depositor makes no representation and warranty with respect to Initial Purchaser Information or Derived Information, in each case, as defined herein; as of the date of the Memorandum and as of the Closing Date, the Marketing Materials will not (i) contain any untrue statement of material fact or (ii) when taken together with the

-5

Memorandum as a whole, omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no representation or warranty as to the information in the Memorandum that constitutes Initial Purchaser Information;

(v) As of the date thereof and as of the Closing Date, the Memorandum does not and will not (i) contain any untrue statement of material fact or (ii) omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no representation or warranty as to the information in the Memorandum set forth in the Initial Purchaser Information;

(w) The Pool Information, as of the date of delivery, did not contain or will not contain, as applicable, an untrue statement of a material fact or omit to state a material fact;

(x)    There have been no amendments to the Operative Documents since the
Issuance Date; and

(y) There are no actions, proceedings or investigations pending with respect to which the Depositor or the Issuer has received service of process before, or, to the best of SFC’s, the Depositor’s or the Issuer’s knowledge, threatened, by any court, administrative agency or other tribunal to which SFC, the Depositor or the Issuer is a party or of which any of its properties is the subject (a) which if determined adversely to SFC, the Depositor or the Issuer would have a material adverse effect on the business or financial condition of SFC or the Depositor or the Issuer, (b) asserting the invalidity of any of the Side Letters, the Operative Agreements or the Purchased Notes, and (c) which would be reasonably likely to materially and adversely affect the performance by SFC, the Depositor or the Issuer of its obligations under, or the validity or enforceability of, any of the Side Letters, the Operative Agreements or the Purchased Notes.

-6

SECTION 2.    Sale and Delivery to the Initial Purchaser; Closing. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Depositor, the Purchased Notes from time to time at a price equal to $[ ] (such price, the “Purchase Price”). The Depositor also agrees, upon delivery of the Purchase Price, to transfer or cause the transfer of the [Trust Certificate/Trust Certificates] to the Initial Purchaser [, along with any rights of the Depositor to cause an optional termination of the trust pursuant to Section 8.05 of the Indenture]. The Initial Purchaser hereby agrees to provide an affidavit in the form of Exhibit A hereto as a condition to the transfer of the [Trust Certificate/Trust Certificates]. The Depositor hereby agrees to provide or cause to be provided an affidavit in the form of Exhibit B hereto as a condition to the transfer of the [Trust Certificate/Trust Certificates].
Delivery of and payment for any Purchased Notes will be made at the office of [     ] located at [     ], at such time as the Initial Purchaser and the Depositor shall agree upon, each such time being herein referred to as the applicable Closing Date (the “Closing Date”). Delivery of the Purchased Notes shall be made by the Depositor to the Initial Purchaser for the accounts of the Initial Purchaser against payment of the Purchase Price in immediately available funds wired to such bank as may be designated by the Depositor, or paid by such other manner as may be agreed upon by the Depositor and the Initial Purchaser. The Purchased Notes so delivered will be initially represented by one or more notes registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The interests of the beneficial owners of the Purchased Notes will be represented by book entries on the records of DTC and participating members thereof.

The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein as permitted under Rule 15c6-1(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECTION 3. Resale of Purchased Notes. The Initial Purchaser understands that the Purchased Notes have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) in reliance upon the exemption provided in Section 4(2) of the 1933 Act, and it agrees that it will not sell or otherwise transfer any of the Purchased Notes except upon compliance with the provisions of this Agreement and the Indenture. The Initial Purchaser represents and warrants that it will make sales of the Purchased Notes in the United States to institutional purchasers that the Initial Purchaser reasonably believes are “qualified institutional buyers” as provided by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act and otherwise in compliance with Rule 144A.

In connection with the marketing of the Purchased Notes, the Initial Purchaser is hereby authorized by the Depositor to disseminate (i) the Memorandum, (ii) the Mortgage Loan tape and other statistical characteristics regarding the Mortgage Loans provided by the Depositor to the Initial Purchaser (collectively, the “Pool Information”), (iii) loan-level data, servicer collection comments and copies of the mortgage loan documents provided to the Initial Purchaser in connection with the purchase and marketing of the Purchased Notes, (iv) each of (a) the SFC Side Letter, (b) the Reserve Account Side Letter, (c) the side letter agreement dated as of [ ], 2014 between Nationstar Mortgage LLC and the Initial Purchaser regarding certain servicing matters and (d) the side letter agreement dated as of [ ], 2014 between the Depositor and the Initial Purchaser regarding the optional termination rights (with respect to the SMLT 2013-3 Trust only), and (v) any other marketing

-7

materials which have been approved by the Depositor (the items in (ii), (iii), (iv) and (v), taken together, the “Marketing Materials” and, collectively with the Memorandum, the “Offering Information”) to prospective investors in accordance with Rule 144A.

SECTION 4. Representations, Warranties and Covenants of the Initial Purchaser. The
Initial Purchaser represents and warrants to, and agrees with, the Depositor that:

(a) The Initial Purchaser is duly authorized to enter into and has duly executed and delivered this Agreement. This Agreement constitutes a legal, valid, binding and enforceable obligation of the Initial Purchaser, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

(b) The Initial Purchaser understands that the Purchased Notes have not been registered or qualified under the 1933 Act or the securities laws of any state and, therefore, cannot be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

(c) The Initial Purchaser is acquiring the Purchased Notes for its own account and not with a view to the public offering thereof in violation of the 1933 Act (subject, nevertheless, to the understanding that disposition of the Initial Purchaser’s property shall at all times be and remain within the Initial Purchaser’s control). The Initial Purchaser is a sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Purchased Notes, and is an “accredited investor” within the meaning of Rule 501(a)(1), (2) or (3) of Regulation D promulgated under the 1933 Act.

(d) Subject to Section 5(f) below, the Initial Purchaser shall not solicit any offer to buy or to sell, or offer to sell, any of the Purchased Notes to any investor unless (I) (i) the Initial Purchaser has provided to such prospective investor a copy of the Memorandum, (ii) the Initial Purchaser has provided to such prospective investor other Marketing Materials approved by the Depositor, which may consist of a summary information sheet, and the investor agrees to execute a customary non-reliance acknowledgment letter, or (iii) if such solicitation or offer is solely to a broker-dealer registered under the Exchange Act that is approved by the Depositor, such investor agrees to execute a customary non-reliance acknowledgment letter but no Marketing Materials shall be required to be provided to such investor by the Initial Purchaser and (II) the Initial Purchaser reasonably believes such investor is a qualified institutional buyer (within the meaning of Rule 144A). Prior to the sale of any Purchased Notes to an investor, the Initial Purchaser shall provide a copy of the Memorandum (as supplemented, if applicable) to such investor. Notwithstanding the foregoing, to the extent the Depositor is unwilling to produce an amendment or supplement to the Memorandum under Section 5(f), the Initial Purchaser shall be authorized to solicit any offer to buy or to sell, or offer to sell, any of the Purchased Notes to any investor with any supplements or amendments to the Memorandum it determines is necessary.

(e) The Initial Purchaser has not and shall not, nor has it authorized or will it authorize any person to, except in compliance with this Agreement, (a) offer, pledge, sell, dispose of or otherwise transfer any Purchased Note or any interest in any Purchased Note to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Purchased Note or any interest in any Purchased Note from any person in any manner, (c) otherwise

-8

approach or negotiate with respect to any Purchased Note or any interest in any Purchased Note with any person in any manner, (d) engage in any form of “general solicitation” or “general advertising” (in connection with the offering or sale of the Purchased Notes in the United States (as those terms are used under Rule 502(c) of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act or (e) take any other action, that (as to any of (a) through (d) above), would constitute a distribution of any Purchased Note under the 1933 Act, that would render the disposition of any Purchased Note a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto. The Initial Purchaser will not sell or otherwise transfer any of the Purchased Notes, except in compliance with the provisions of the Indenture or this Agreement.

(f) The Initial Purchaser has only communicated or caused to be communicated and will only communicate or cause to be communicated in the United Kingdom any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Purchased Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer;

(g) The Initial Purchaser has complied and will comply in all material respects with all applicable provisions of the FSMA with respect to anything done by it in relation to the Purchased Notes in, from or otherwise involving the United Kingdom;

(h) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Initial Purchaser represents and warrants to, and covenants with, the Seller as of the date hereof and as of the Closing Date that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Notes which are the subject of the offering contemplated by the Memorandum to the public in that Relevant Member State other than:

(i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii)    to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive (as defined below), 150, natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the Initial Purchaser; or
(iii)    in any other circumstances falling within Article 3(2) of the
Prospectus Directive.

provided, that no such offer of the Purchased Notes pursuant to clauses (i) to (iii) above will require the Issuer or the Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above provisions, the expression an “offer of the Purchased Notes to the public” in relation to any Purchased Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Purchased Notes to be offered so as to enable an investor to decide to purchase or

-9

subscribe the Purchased Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU (the “2010 PD Amending Directive”), if implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State.

SECTION 5. Agreements. The Depositor agrees with the Initial Purchaser that:

(a) The Depositor will furnish the Initial Purchaser with electronic copies of the Memorandum and the Offering Information as the Initial Purchaser may from time to time reasonably request.

(b) The Depositor will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Initial Purchaser to qualify the Purchased Notes for sale pursuant to an exemption under the state securities or Blue Sky Laws of any state as the Initial Purchaser may reasonably designate and to determine the legality of such Purchased Notes for purchase by institutional investors; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date hereof or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not now subject to such service of process.

(c) So long as any of the Purchased Notes are outstanding, the Depositor will use commercially reasonable efforts to cause the Master Servicer or the Paying Agent, as applicable, to furnish to the Initial Purchaser (and any subsequent beneficial owner or potential transferee of a Purchased Note) (i) copies of the annual independent public accountants’ servicing report furnished to the Master Servicer pursuant to the Securitization Servicing Agreement, (ii) any information required to be delivered to prospective transferees in accordance with Rule 144A and (iii) within a reasonable time after the end of each calendar year, such information as is reasonably necessary to assist such Noteholder in preparing federal income tax returns.

(d) Subject to Section 5(f) below, prior to the resale by the Initial Purchaser of any Purchased Notes, the Depositor will provide the Initial Purchaser with the Memorandum (as supplemented, if applicable) [or, if approved under Section 4(d), the approved Marketing Materials].

(e) The Depositor authorizes the Initial Purchaser to deliver to prospective investors copies of the Operative Agreements, the Marketing Materials and the Memorandum.

(f) If, any time prior to the first date on which the optional termination for the Trust may be exercised as set forth on Schedule I attached hereto [6 months, after the first date on which the optional termination for the 2011-1 Trust may be exercised], any event occurs as a result of which the Initial Purchaser has determined that the Memorandum as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, upon the request of the Initial Purchaser, the Depositor shall prepare and furnish to the Initial Purchaser updated information as to itself, Springleaf Finance Corporation and the Sellers, subject to prior review by the Initial Purchaser as provided in this Section 5(g) hereof, to permit the Initial Purchaser to amend or supplement the Memorandum in order to correct such statement or omission identified by the Initial Purchaser; provided, however, (i) the Depositor shall be entitled to review and approve the Memorandum as updated by the Initial Purchaser, (ii) the Initial Purchaser shall be responsible for paying any reasonable out-of-pocket costs of the

-10

Depositor in conducting such review and (iii) the Initial Purchaser may not update the Memorandum more than once following the Closing Date.

(g) The Depositor will not prepare any amendment or supplement to the Memorandum unless the Depositor has furnished to the Initial Purchaser a copy for review prior to distribution thereof to any Person and shall not distribute any such proposed amendment or supplement to which the Initial Purchaser reasonably objects in writing after being timely furnished in advance a copy thereof.

(h) On the Closing Date, the Depositor will furnish the Initial Purchaser with the following documents:

(1) A signed agreed-upon procedures letter from the Depositor’s accountants substantially in the form and substance of the draft to which the Initial Purchaser has agreed, concerning information relating to the Purchased Notes, the Mortgage Loans, and/or such other statistical information in the Memorandum as the Initial Purchaser may have reasonably requested; provided, that the Initial Purchaser will have executed an acknowledgment with respect to such accountants’ letter.

(2) A signed negative assurance letter from Dentons US LLP, counsel for the Depositor (“Dentons”), dated as of the date of the Memorandum and as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, relating to the Memorandum.

SECTION 6. Payment of Expenses. The Depositor will be responsible for, and shall pay, all costs and expenses incident to the performance of its obligations under this Agreement including, without limitation, those related to: (i) the preparation, printing, registration, issuance and delivery of the Purchased Notes to the Initial Purchaser, (ii) the fees and disbursements of the Depositor’s and Initial Purchaser’s counsel; (iii) the preparation, reproduction and delivery to the Initial Purchaser of copies of the Memorandum and all amendments and supplements thereto or of any supplemental offering material, (iv) the reproduction and delivery to the Initial Purchaser, in such quantities as the Initial Purchaser may reasonably request, of copies of the Operative Agreements, (v) the costs of accountants and (vi) the costs of any due diligence vendor.

SECTION 7. Conditions of the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase the Purchased Notes shall be subject to the accuracy of the representations and warranties of the Depositor in this Agreement as of the date hereof and as of the Closing Date, to the accuracy of the statements of officers of the Depositor made in certificates delivered pursuant to the provisions of this Agreement, to the performance by the Depositor of its obligations under this Agreement and to the following additional conditions precedent:

(a) As of the Closing Date, the Purchased Notes will conform in all material respects to the description thereof contained in the Memorandum.

(b) The Depositor will cause the [Trust Certificate/Trust Certificates] issued pursuant to the Trust Agreement to be delivered to the Initial Purchaser with applicable transfer documentation from the transferor of the Trust Certificates.

(c) Since the dates as of which information is given in the Memorandum, as amended or supplemented, there has not occurred any material adverse change, or any development

-11

involving a prospective material adverse change, in or affecting particularly the business, assets financial position or results of operations of the Depositor, the Primary Servicer, the Servicers, the Subservicer, SFC or the Issuer that materially impairs the investment quality of the Purchased Notes or makes it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the purchase or sale of the Purchased Notes on the terms and in the manner contemplated in the Memorandum.

(d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) any domestic or international event or act or occurrence has materially disrupted, or in the judgment of the Initial Purchaser will in the immediate future materially disrupt, securities markets; or (ii) trading on the New York Stock Exchange or the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange by such market or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; or (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there occurs any other substantial national or international calamity or emergency; or (iv) a banking moratorium has been declared by a state or Federal authority, or if a banking moratorium in foreign exchange trading by major international banks or persons has been declared; or (v) any new restriction materially and adversely affecting the distribution of the Purchased Notes shall have become effective; or (vi) a change in the market for securities in general or in political, financial or economic conditions (or the effect of international conditions on the financial markets of the United States shall be such) as in the reasonable judgment of the Initial Purchaser would be so materially adverse as to make it inadvisable to proceed with the offering, sale and delivery of the Purchased Notes.

(e) Dentons shall have furnished to the Initial Purchaser opinions, dated the Closing Date, as the Initial Purchaser may reasonably request, in form and substance satisfactory to the Initial Purchaser.

(f) The Initial Purchaser shall have received from each of Dentons and Bingham McCutchen LLP, a letter, in form and substance satisfactory to the Initial Purchaser, providing negative assurance with respect to the Memorandum as of its date and as of the Closing Date.

(g) The Initial Purchaser shall have received an officer’s certificate or certificates (as the Initial Purchaser may request) signed by the President, any Vice President, Treasurer or any Assistant Treasurer of each Seller and the Depositor, dated as of the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that with respect to each such party, as applicable, (i) the representations and warranties of such party in this Agreement or in any applicable Operative Agreements are true and correct in all material respects as of the date hereof and as of the date of the applicable Operative Agreement (other than representation and warranties with respect to the individual Mortgage Loans set forth in the Mortgage Loan Purchase Agreement) and with respect to the individual representations and warranties with respect to the individual Mortgage Loans, except with respect to certain delinquent taxes for which advances have been made as of the date hereof, such representations and warranties were true and correct in all material respects as of the Issuance Date; (ii) such party has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied at or prior to the Closing Date; (iii) solely with respect to the Depositor, the information contained

-12

in the Memorandum relating to the Sellers and the Depositor, as applicable, and relating to the Mortgage Loans, is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Memorandum contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein not misleading; (iv) subsequent to the respective dates as of which information is given in the Memorandum, and except as otherwise set forth in or contemplated by the Memorandum, there has not been any material adverse change in the general affairs, capitalization, financial condition or results of operations of such party, (v) subsequent to the Issuance Date, there have been no amendments to the Operative Agreements or their related exhibits, (vi) except as otherwise stated in the Memorandum, there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or, to their knowledge, threatened, affecting such party or the transactions contemplated by this Agreement or the transactions set forth under the Trust Agreement and/or the Indenture, and (vii) that the Sellers and the Depositor, as applicable, has complied, in all material respects, with all of its obligations under the Operative Agreements, including any exhibits thereto, since Issuance Date.

(h) The Depositor shall have delivered to the Initial Purchaser the most recent certificates of compliance and independent auditor and accounting reports delivered by each of the parties to the Securitization Servicing Agreement required to deliver such certificates thereunder.

(i) The Initial Purchaser shall have conducted customary underwriter’s diligence that it determines, in its sole discretion, is necessary for its purchase of the Purchased Notes, and be satisfied, in its sole discretion, with the results of such diligence including “know your client” diligence with respect to any related transaction parties.

(j)    On or prior to the Closing Date, the Depositor shall have furnished to the
Initial Purchaser such further information, certificates, legal opinions and documents as the Initial Purchaser may reasonably request, including but not limited to any financing statement and related continuation statements filed with respect to the Indenture.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party, and except that Sections 8, 9 and 12 shall survive any such termination and remain in full force and effect. The Initial Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Initial Purchaser hereunder.

SECTION 8. Indemnification and Contribution.

(a) The Depositor shall indemnify and hold harmless the Initial Purchaser, each of its directors, officers and each Person, if any, that controls the Initial Purchaser within the meaning of either the 1933 Act or the Exchange Act, against any and all losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities to which such party or any such director, officer or controlling Person may become subject, under the 1933 Act, the Exchange Act or otherwise, to the extent that such losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon (x) the holding of, or investment in, the Purchased Notes by the Depositor or any of its affiliates prior to the Closing Date, (y) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or in any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made,

-13

not misleading, or (z) any untrue statement or alleged untrue statement of a material fact contained in the Pool Information or the Marketing Materials and which, when taken together with the Memorandum as a whole, contains any omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Initial Purchaser and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Initial Purchaser and such director, officer or controlling Person in connection with investigating or defending any such loss, claim, expense, damage, liability, penalty, fine, forfeiture or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, expense, damage, liability, penalty, fine, forfeiture or action arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with (A) the Initial Purchaser Information or (B) any information (other than Offering Information or information contained in Offering Information) regarding the Purchased Notes or the Mortgage Loans which is calculated by the Initial Purchaser and is disseminated by the Initial Purchaser to a potential investor (such information, “Derived Information”), except in the case of this clause (B) to the extent that any untrue statement or alleged untrue statement results (or is alleged to have resulted) from a material error in the Pool Information which error was not superseded or corrected by the delivery to the Initial Purchaser of corrected written or electronic information, or for which the Depositor did not provide timely written notice of such error to the Initial Purchaser (any such uncorrected Pool Information, a “Pool Error”); provided, further, that no indemnity shall be provided under this Section 8(a) for any error contained in the Offering Information that was superseded or corrected by the delivery to the Initial Purchaser of corrected written or electronic information prior to the first sale of the applicable Purchased Notes by the Initial Purchaser, or for which the Depositor provided written notice of such error to the Initial Purchaser prior to the first sale of the applicable Purchased Notes by the Initial Purchaser and the Initial Purchaser failed to correct such error. The Depositor’s liability under this Section 8(a) shall be in addition to any other liability that the Depositor may otherwise have.

(b) The Initial Purchaser shall indemnify and hold harmless the Depositor, its directors and officers, and each Person, if any, that controls the Depositor within the meaning of either the 1933 Act or the Exchange Act, against any and all losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities to which the Depositor or any such director, officer or controlling Person may become subject, under the 1933 Act, the Exchange Act or otherwise, to the extent that such losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading in (i) the Initial Purchaser Information or (ii) any Derived Information disseminated by the Initial Purchaser except in the case of this clause (ii) to the extent that any untrue statement or alleged untrue statement results (or is alleged to have resulted) from a Pool Error; and shall reimburse the Depositor and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Depositor or such director, officer or controlling Person in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, that the Initial Purchaser shall not be obligated to so indemnify and hold harmless to the extent such liabilities are caused by a misstatement or omission resulting from an error or omission in the Offering Information which was not corrected by information subsequently supplied by the Depositor to the Initial Purchaser within a reasonable period of time prior to the first sale of the related Purchased Notes. The Initial Purchaser’s liability under this Section 8(b) shall be in addition to any other liability that the Initial Purchaser may otherwise have.

-14

(c) If the indemnification provided for in this Section 8 shall for any reason be unavailable to an indemnified party under this Section 8, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages, penalties, fines, forfeitures and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative benefit to the Depositor or SFC, on the one hand, and the Initial Purchaser, on the other hand, from the issuance and sale of the applicable Purchased Notes or, if such allocation is not permitted by a court of competent jurisdiction, then on a basis appropriate to also recognize the relative fault of the Depositor or SFC and the Initial Purchaser in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations, which may include the Depositor’s, SFC’s and the Initial Purchaser’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances; provided, however, that the total contribution of the Initial Purchaser shall not exceed the excess, if any, of the aggregate price the Initial Purchaser sells the Purchased Notes to third-party investors over the Purchase Price paid by the Initial Purchaser to the Depositor. The relative benefits received by the Depositor or SFC on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Purchased Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Purchased Notes (before deducting expenses) received by the Depositor and SFC and the excess, if any, of the aggregate price the Initial Purchaser sells the Purchased Notes to the third party investors over the Purchase Price received by the Initial Purchaser with respect to such Purchased Notes. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and director of a party to this Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the
1933 Act shall have the same rights to contribution as such party.

(d) SFC agrees with each indemnified party, for the sole and exclusive benefit of such indemnified party and not for the benefit of any assignee thereof or any other person or persons dealing with such indemnified party, to indemnify and hold harmless such indemnified person against any failure by the Depositor to perform its obligations pursuant to Section 8(a) or (c) under this Agreement. SFC agrees that there are no conditions precedent to its obligations hereunder other than the failure of the Depositor to perform its obligations pursuant to Section
8(a) or (c) within ten (10) Business Days of written demand therefor.

(e) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party (or if a claim for contribution is to be made against another party) under this Section 8 hereof, notify the indemnifying party (or other contributing party) in writing of the claim or the commencement thereof; but the omission to so notify the indemnifying party (or other contributing party) shall not relieve it from any liability it may have to any indemnified party (or to the party requesting contribution) otherwise than under this Section 8, except to the extent that it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to each indemnified party promptly after receiving the aforesaid notice from an indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel

-15

satisfactory to each indemnified party; provided, however, that if the defendants in any such action include both an indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for fees of separate counsel, unless (i) such indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to such indemnified party to represent such indemnified party within a reasonable time after notice of commencement of the action or (iii) such indemnifying party shall have authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there shall be a final judgment against the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought thereunder by such indemnified party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

SECTION 9. No Fiduciary Duty. Each of the Depositor and SFC acknowledges and agrees that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Depositor and SFC with respect to the offering of the Purchased Notes (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor, SFC or any other person. In addition, the Initial Purchaser is not advising the Depositor, SFC or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Depositor and SFC shall consult with its own advisors concerning such matters, and the Initial Purchaser shall have no responsibility or liability to the Depositor or SFC with respect thereto. Any review by the Initial Purchaser of the Depositor, of SFC and of the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of the Depositor or SFC.

In addition, each of the Depositor and SFC acknowledges and agrees that the Initial Purchaser and its affiliates may engage in sales of the Purchased Notes, financing arrangements or other services with parties whose interests may conflict with the interests of the Depositor, SFC and any of their affiliates. Each of the Depositor and SFC acknowledges and agrees that the Initial Purchaser has no obligation to notify the Depositor, SFC or any of their affiliates or to disengage in any such

-16

transactions, financing arrangements or services, and that the Initial Purchaser shall have no responsibility or liability to the Depositor, SFC or any of their affiliates with respect thereto.

SECTION 10. Representations, Warranties, Covenants and Indemnities to Survive Delivery. All representations, warranties, covenants and indemnities contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or controlling Person, or by or on behalf of the Depositor, and shall survive delivery of any Purchased Notes to the Initial Purchaser or termination or cancellation of this Agreement.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication and shall be deemed to take effect at the time of receipt thereof. Notices to the Initial Purchaser shall be directed to the address set forth on the first page hereof. Notices to the Depositor shall be directed to it at 601 N.W. Second Street, Evansville, Indiana 47708, Attention: Treasurer.

SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Depositor, and the controlling Persons referred to in Section 8 hereof and their respective successors.

SECTION 13. Governing Law: Submission to Jurisdiction: Waiver of Jury Trial. This Agreement and the Purchased Notes shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

* * * * * * *

-17

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and the Initial Purchaser in accordance with its terms.

Very truly yours,

[        ] STREET FUNDING LLC

By:      Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

CREDIT SUISSE SECURITIES (USA) LLC, as Initial Purchaser

By:      Name:
Title:

Solely for the purposes of Section 8(d) and Section 9 hereof, SPRINGLEAF FINANCE CORPORATION

By:      Name:
Title:

cc:

New Residential Investment Corp.
1345 Avenue of the Americas, 46th Floor
New York, New York 10105

Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park, 11th Floor
New York, New York 10036

SCHEDULE I

Securities	CUSIP	Approximate Portion of Class to be Purchased	Original Principal Balance/ Notional Amount*	Approximate Principal Balance / Notional Amount* as of the June 2014 Distribution Date	Optional Termination Date
Class M-[ ] Notes		%	$[ ]	$[ ]	[ ]
Class B-[ ] Notes		%	$[ ]	$[ ]
[Class X Notes]		100.00%	$[ ]*	$[ ]*
Class C Notes		%	$[ ]	$[ ]
Class R Notes		100.00%	N/A	N/A
Trust Certificate		100.00%	N/A	N/A

EXHIBIT B

FORM OF SPRINGLEAF SIDE LETTER

EXECUTION COPY

SPRINGLEAF LETTERHEAD

August 6, 2014

Credit Suisse Securities (USA) LLC Eleven Madison Avenue, 4th Floor New York, New York 10010

Re: Understanding of the Parties with Respect to the Cooperation and Consent of Springleaf With Respect to the Holders of Certain Securities and Proposed Transaction(s)

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) sets forth additional agreements between Springleaf Finance Corporation (“SFC”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) with respect to the intention of SFC to sell, and Credit Suisse to purchase, on or about August 29, 2014 (the “Settlement Date”), pursuant to the terms of one or more note purchase agreements, the class principal balance or notional amount of the notes owned by Springleaf (the “Notes”), take possession of the trust certificates (the “Trust Certificates” and collectively, the “Securities”) in the percentages set forth on Schedule I attached hereto previously issued by each of the corresponding trusts set forth on Schedule I (each, a “Trust” and collectively, the “Trusts”). For purposes of this Letter Agreement, Credit Suisse, and together with any successor third party investors in the SMLT 2013-3 Call Rights (as defined herein) and any classes of Securities designated as participating securities (the “Participating Securities”) set forth on Schedule I attached hereto, the “Security Holders”. For the avoidance of doubt, if Credit Suisse is no longer the holder of any Participating Securities of a Trust, it will have no further rights or obligations with respect to such Trust or under this Letter Agreement.

Each of (i) the depositors listed on Schedule I (each, a “Depositor” and collectively, the “Depositors”) and (ii) SFC (together with the Depositors, “Springleaf”) are, in various capacities, key transaction parties to the securitization transactions listed on Schedule I related to each applicable Trust (each, a “Securitization” and collectively, the “Securitizations”). Wells Fargo Bank, N.A. is a key transaction party in its capacities as master servicer, paying agent, note registrar and custodian (“Wells Fargo”) in each of the Securitizations. U.S. Bank National Association is also a key transaction party in its capacity as indenture trustee (“USB”) to each of the Trusts. Finally, Wilmington Trust, National Association, is a key transaction party in its capacity as owner trustee (“Wilmington Trust” and together with Springleaf, Wells Fargo and USB, the “Transaction Parties”) of each of the Trusts. In each Securitization, certain of the Transaction Parties entered into certain agreement governing such Securitization, including (i) a trust agreement (each, a “Trust Agreement”) among the applicable Depositor, Wells Fargo and Wilmington Trust, (ii) an indenture (each, an “Indenture”) among the applicable Trust, Wells Fargo and USB, (iii) a securitization servicing agreement (each, a “Securitization Servicing Agreement”) among SFC, the applicable Trust, Wells Fargo and USB, and (iv) a mortgage loan purchase agreement (the “Mortgage Loan Purchase Agreement”) among the Sellers and the related Depositor, all dated as of the related Closing Date. Capitalized terms used but not defined herein have the meanings ascribed to them in the applicable Indenture.

The Security Holders desire to have the ability to cause a termination of each Trust on the earlier of (1) any Payment Date on or after the earlier to occur of (i) the Payment Date on which the aggregate Note Amount of the Offered Notes issued by the related Trust is reduced to 25% or less of the aggregate Initial Note Amount of the Notes issued by such Trust and (ii) the Payment Date occurring in the corresponding month set forth on Schedule I, or (2) the date on which the Security Holders have acquired consent of 100% of the holders of the securities issued by the related Trust to collapse such Trust (each such event, a “Trust Collapse”). Furthermore, the Security Holders desire the ability to exercise rights over certain servicing- related activities with respect to the Mortgage Loans in each Securitization (x) through ownership of the related Securities issued by each Trust or (y) with the cooperation of Springleaf under clauses (5), (6), (7) and (8) of Section I of this Letter Agreement from the Settlement Date through and including the date on which the Security Holders collapse the related Trust.

Various Transaction Parties, including Springleaf, will be asked to cooperate with the Security Holders to prepare or provide certain documents and the execution of certain other related documents, as further described herein. Credit Suisse desires confirmation of Springleaf’s agreement to cooperate with the Security Holders and Springleaf acknowledges and agrees that such cooperation by Springleaf is an integral and crucial component of the Security Holders’ willingness to purchase the Notes and accept transfer of the Trust Certificates; therefore, as provided herein, Springleaf agrees that the rights of a Security Holder set forth in clauses (1), (2), (4), (5), (6), (7), (8), (9) and (10) of Section I of this Letter Agreement are automatically assigned to any successor Security Holder without the consent of Springleaf (but with prior written notice to Springleaf from such successor Security Holder) in conjunction with a sale of the Notes or a transfer of the Trust Certificates.

SECTION I.    Reserve Account Side Letters; Depositor Side Letter; Foreclosure
Rights; Certain Actions. It is hereby agreed between Springleaf and Credit Suisse, as follows:

1.
On or prior to the Settlement Date, SFC shall have caused each Depositor, pursuant to a side letter to be entered into prior to the Settlement Date among such Depositor, SFC and Credit Suisse (each, a “Reserve Account Side Letter”), and acknowledged by Wells Fargo in its capacity as paying agent and U.S. Bank in its capacity as indenture trustee, pursuant to which each Depositor shall sell and transfer to Credit Suisse or its designee all of such Depositor’s rights, title and interest in and to any amounts due to such Depositor with respect to amounts remaining on deposit in the applicable Reserve Account pursuant to Section 3.01(d)(ii) of the applicable Indenture (the “Depositor Reserve Account Rights”). Such Depositor Reserve Account Rights with respect to any Trust may be assignable by Credit Suisse. Credit Suisse’s obligation to purchase the interests in the Reserve Accounts shall be conditioned upon SFC’s agreeing to offer financing to one third party investor designated by Credit Suisse for the Reserve Accounts purchased by such investor on the terms set forth in the form of loan and security agreement attached as Exhibit A hereto; provided, that, the aggregate amount of such

2

financing by SFC shall not exceed $70 million. If SFC determines in its sole discretion that such investor is not a creditworthy counterparty, SFC shall, upon request of Credit Suisse, provide such financing on a recourse basis to Credit Suisse, or a broker-dealer registered under the Securities Exchange Act of 1934, as amended, reasonably acceptable to SFC, as intermediary.

2.
SFC acknowledges and agrees that after the Settlement Date the owner of the Depositor Reserve Account Rights for each Trust shall have any right to direct the investment of amounts on deposit in the related Reserve Account and shall be responsible for covering any losses due to the investment of such amount and such owner shall communicate all investment instructions to the Paying Agent.

3.
With respect to Springleaf Mortgage Loan Trust 2013-3, (i) Credit Suisse agrees to replace or cause the Security Holders to replace the members of the Board (as such term is defined in the related Trust Agreement) within ten (10) Business Days of the Settlement Date and (ii) SFC shall cause Nineteenth Street Funding, LLC, in its capacity as the Depositor, to enter into a side letter with Credit Suisse or its designee, on the terms set forth on Exhibit B hereto, to sell and transfer to Credit Suisse all of its rights and obligations as Terminating Party under Sections 8.05 and 8.06 of the related Indenture (the “SMLT 2013-3 Call Rights”) and such transfer shall be acknowledged by the Paying Agent and the Indenture Trustee. Notwithstanding anything to the contrary contained in this Letter Agreement, Credit Suisse shall have the ability to transfer the obligations under this paragraph to a successor holder of the optional termination right for the Springleaf Mortgage Loan Trust 2013-3.

4.
If the Security Holders elect to pursue a Trust Collapse under clause (2) in the definition in the third paragraph of this Letter Agreement, SFC shall cooperate and provide reasonable assistance, and shall cause the related Depositor and any affiliates to cooperate and provide reasonable assistance, in such Trust Collapse, including but not limited to, entering into amendments of the Basic Documents and providing consent when necessary or required to effectuate a Trust Collapse; provided, that (i) the Security Holders shall be responsible for any reasonable out-of-pocket expenses incurred by SFC, the related Depositor and any affiliates in connection with such Trust Collapse and (ii) in connection with any amendment of any Basic Document, the Security Holders shall provide SFC and the related Depositor with an opinion of counsel reasonably acceptable to SFC that such amendment is permitted pursuant to the terms of such Basic Document.

5.
Springleaf hereby accepts and acknowledges that after the purchase of the Securities on the Settlement Date the Security Holders shall be the Subordinate Holder (as such term is defined in Section 3.31 of the related Securitization Servicing Agreement) for each Trust. From the date hereof until the Settlement Date, Springleaf covenants that it shall not exercise any rights as a Subordinate Holder without the prior written consent of Credit Suisse. Springleaf hereby acknowledges and represents that prior to the Settlement Date (i) no prior Subordinate Holder has breached its obligation to purchase a Mortgage Loan as required by the related Securitization Servicing Agreement, (ii) no notice has been provided to any previous Subordinate Holder for failure to purchase a Mortgage

3

Loan under the related Securitization Servicing Agreement and (iii) no action has occurred or failed to occur that would impair or impede, in any way, the Security Holders, in their capacity as Subordinate Holder for each Trust, from exercising any of the rights set forth in Section 3.31 of each Securitization Servicing Agreement.

6.
From the date hereof through the Settlement Date, SFC hereby agrees that it shall not exercise (and will cause any Subservicer or successor servicer from exercising) the ability granted pursuant to Section 3.01(b) of the Securitization Servicing Agreement to sell (or cause the related Servicer or Subservicer to sell) Mortgage Loans in default to unaffiliated third-party investors in the secondary whole loan market without providing the Security Holders with the right to match the highest bid price received by SFC (or any Subservicer or successor servicer) and purchase such Mortgage Loan from the related Trust for their own account.

7.
SFC and the Depositors each hereby agree not to consent to any amendment of any Basic Document or to take any actions that would materially adversely affect the rights of the Security Holders under any of the Basic Documents without (i) the prior written consent of Credit Suisse prior to the Settlement Date or (ii) the prior written consent of the majority of the Security Holders on and after the Settlement Date.

8.
SFC shall not consent, except as required by the Basic Documents for a transfer, to any transfer of servicing with respect to the Mortgage Loans in any Trust other than to SFC or Nationstar Mortgage Company, LLC (“Nationstar”) without the prior consent of (i) Credit Suisse prior to the Settlement Date or (ii) the majority of the Security Holders on and after the Settlement Date.

9.
SFC agrees that it shall enter into a separate side letter agreement with no more than two (2) Security Holders or their affiliates identified by Credit Suisse (in the form attached hereto as Exhibit C) with respect to certain representations and warranties made by SFC in the Securitizations regarding the Mortgage Loans.

10.
SFC agrees that it shall continue to perform the duties and have all obligations with respect to the administration of each Trust (other than Springleaf Mortgage Loan Trust 2013-3) as set forth in Section 11.13 of the related Trust Agreement. To the extent a Security Holder directly incurs any expense or liability in acting as a Majority Certificateholder thereunder, SFC agrees to reimburse such Security Holder or provide indemnification thereto.

SECTION II. Purpose; Survival of Agreement. The parties hereto hereby agree and acknowledge that this Letter Agreement is intended to describe the understanding of the parties solely with respect to the limited matters addressed herein, and in no way does this Letter Agreement purport to, nor should it be deemed to, memorialize the intent and understanding of the parties with respect to matters not specifically addressed herein. This Letter Agreement includes provisions which the parties hereto intend will remain in effect after the Settlement Date contemplated by this Letter Agreement. Accordingly, this Letter Agreement shall survive and remain in effect after the Settlement Date.

4

SECTION III. Counterparts. This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. A facsimile, electronic, or photocopy signature on this Agreement or any notice delivered hereunder shall have the same legal effect as an original signature.

SECTION IV. Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION V. Waivers; Amendment. No term or provision of this Letter Agreement may be waived unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. This Letter Agreement may not be amended, modified or altered unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto. At any time prior to the Settlement Date, SFC shall, at Credit Suisse’s request, amend and restate this Letter Agreement to include one additional initial purchaser in addition to Credit Suisse.

SECTION VI. Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns other than as expressly provided herein. Any person into which a party may be merged or consolidated (or any person resulting from any merger or consolidation involving such party), any person resulting from a change in form of a party or any person succeeding to the business of such party shall be considered the “successor” of such party hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto.

SECTION VII. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Letter Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Letter Agreement and shall in no way affect the validity or enforceability of the other provisions of this Letter Agreement.

SECTION VIII. Relationship of Parties. The relationship between the parties is an independent contractor relationship. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

SECTION IX. Confidentiality. Except with respect to any actual or potential third-party investor in the Securities or in connection with any actual or potential sale of the underlying Mortgage Loans in a whole loan sale, each party hereto shall keep confidential and shall not divulge to a third party, without the prior written consent of the other parties hereto, the terms of this Letter Agreement, including the existence of this Letter Agreement, except to the extent that it is reasonable and necessary for such party to do so in working with legal counsel, auditors, advisors, representatives, sources of financings, taxing authorities, courts, regulatory authorities or other governmental bodies or agencies.

5

SECTION X. Exhibits. All exhibits and any other addenda or supplements hereto are incorporated herein and made a part hereof.

SECTION XI. Execution by Springleaf Finance Corporation. It is hereby understood and agreed that the obligations and covenants of Springleaf in this Letter Agreement shall apply to SFC or a Depositor (as applicable), and that SFC is executing this Letter Agreement on behalf of itself and each Depositor. Accordingly, any obligation or covenant of a Depositor under this Letter Agreement shall be deemed to be a direct obligation of SFC to cause the applicable Depositor to perform such obligation or covenant, and any failure of such applicable Depositor to comply with the terms of this Letter Agreement shall be deemed to be a breach of SFC under this Letter Agreement.

[Signature Page Follows]

6

Please indicate your acceptance of the foregoing by executing this Letter Agreement and returning it to John Anderson at Springleaf at john.anderson@springleaf.com.

Very truly yours,

SPRINGLEAF FINANCE CORPORATION

By:
Name:
Title:

Accepted by:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

SCHEDULE I

Securitization Trust	Securities	CUSIP	Approximate Portion of Class to be Purchased	Original Principal Balance/ Notional Amount*	Approximate Principal Balance / Notional Amount* as of the July 2014 Payment Date	Depositor	Optional Termination Date
2011-1	Class M-3 Notes	85171UAD9	100.00%	$26,582,000.00	$26,582,000.00	Eighth Street	August 2014
	Class B-1 Notes	85171UAE7	100.00%	$22,607,000.00	$22,607,000.00	Funding LLC
	Class B-2 Notes	85171UAF4	100.00%	$20,868,000.00	$20,868,000.00
	Class C Notes **	85171UAG2	100.00%	$61,362,744.26	$54,279,275.12
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A
2012-1	Class B-2 Notes	85171VAF2	100.00%	$18,921,000.00	$18,921,000.00	Eleventh Street	April 2015
	Class C Notes **	85171VAG0	100.00%	$59,476,970.00	$95,955,011.16	Funding LLC
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A
2012-2	Class B-1 Notes	85171WAE3	62.51%	$33,352,000.00	$33,352,000.00	Twelfth Street	July 2015
	Class B-2 Notes	85171WAF0	100.00%	$54,322,000.00	$54,322,000.00	Funding LLC
	Class C Notes **	85171WAG8	100.00%	$111,553,836.61	$177,136,791.97
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A
2012-3	Class B-1 Notes	85171YAF6	88.07%	$55,364,000.00	$55,364,000.00	Fourteenth Street	October 2015
	Class B-2 Notes	85171YAG4	100.00%	$49,468,000.00	$49,468,000.00	Funding LLC
	Class C Notes **	85171YAH2	100.00%	$130,882,265.00	$202,499,913.91
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A
2013-1	Class B-2 Notes	85172CAG1	100.00%	$52,625,000.00	$52,625,000.00	Fifteenth Street	March 2016
	Class B-3 Notes **	85172CAH9	100.00%	$184,177,000.00	$184,177,000.00	Funding LLC
	Class X Notes	85172CAQ9	100.00%	$782,489,000.00*	$626,049,481.12*
	Class C Notes **	85172CAR7	100.00%	$2,555,355.00	$40,768,853.25
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A

Securitization Trust	Securities	CUSIP	Approximate Portion of Class to be Purchased	Original Principal Balance/ Notional Amount*	Approximate Principal Balance / Notional Amount* as of the July 2014 Payment Date	Depositor	Optional Depositor Termination Date
2013-2	Class B-1 Notes	85172GAL1	100.00%	$61,983,000.00	$61,983,000.00	Seventeenth Street	June 2016
	Class B-2 Notes	85172GAM9	100.00%	$56,638,000.00	$56,638,000.00	Funding LLC
	Class B-3 Notes **	85172GAN7	100.00%	$258,965,000.00	$258,965,000.00
	Class X Notes	85172GAV9	100.00%	$61,983,000.00*	$61,983,000.00*
	Class C Notes **	85172GAW7	100.00%	$2,843,590.04	$26,317,351.92
	Class R Notes	N/A	100.00%	N/A	N/A
	Trust Certificate **	N/A	100.00%	N/A	N/A
2013-3	Class B-1 Notes	85172HAL9	100.00%	$27,021,000.00	$27,021,000.00	Nineteenth Street	September 2016
	Class B-2 Notes	85172HAM7	100.00%	$24,269,000.00	$24,269,000.00	Funding LLC
	Class B-3 Notes **	85172HAN5	100.00%	$154,871,000.00	$154,871,000.00
	Class X Notes	85172HAV7	100.00%	$249,944,000.00*	$228,291,015.46*
	Class C Notes **	85172HAW5	100.00%	$1,251,134.52	$5,924,268.82
	Class R Notes	N/A	100.00%	N/A	N/A
	Class A Certificate **	N/A	100.00%	N/A	N/A
	Class B Certificate **	N/A	100.00%	N/A	N/A

** Denotes Participating Securities

EXHIBIT A

FORM OF LOAN AND SECURITY AGREEMENT

LOAN AND SECURITY AGREEMENT

dated as of [         ], 2014

among

[        ],
as Borrower, and
SPRINGLEAF FINANCE CORPORATION, as Lender

i

ARTICLE XI MISCELLANEOUS		30
Section 11.01	Amendments, Etc.	30
Section 11.02	Notices, Etc.	30
Section 11.03	No Wavier; Remedies	30
Section 11.04	Binding Effect, Assignability.	30
Section 11.05	GOVERNING LAW; SUBMISSION TO JURISDICTION	30
Section 11.06	Entire Agreement.	31
Section 11.07	Acknowledgement.	31
Section 11.08	Captions and Cross References.	31
Section 11.09	Execution in Counterparts.	31
Section 10.10	Confidentiality	31
Section 10.11	Survival	32

Schedules
Schedule I    Definitions
Schedule 5.01    Conditions Precedent to the Effectiveness of this Agreement
Schedule 5.02    Conditions Precedent to the Loan
Schedule 7.01(i)    Springleaf Finance Corporation Required Investor Reports
Schedule 11.02    Notices

Exhibits Exhibit 2.02(a) Form of Note Exhibit 2.06(c) Form of Repayment Notice Exhibit 2.07 Form of Prepayment Notice Exhibit 7.01 Form of Compliance Certificate

ii

This LOAN AND SECURITY AGREEMENT (as amended or supplemented from time to time, this “Agreement”) dated as of [ ], 2014, is between [ ], a [corporation]
organized under the laws of the state of [Maryland] (the “Borrower”) and SPRINGLEAF FINANCE CORPORATION, a corporation organized under the laws of the state of Indiana (the “Lender”).

BACKGROUND

The Borrower wishes to obtain financing for the acquisition of certain Depositor Reserve Account Rights (as defined herein), which Depositor Reserve Account Rights shall secure the Loan (as defined herein) to be made by the Lender hereunder.

The Lender has agreed, subject to the terms and conditions of this Agreement (as defined herein), to provide such financing to the Borrower.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01 Definitions; Construction.

(a)    Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Schedule I.

(b) All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

(c) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

(d) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

(e) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(f) The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”.

(g) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.02 Accounting Matters. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared in accordance with GAAP.

ARTICLE II

LOAN, BORROWING, PREPAYMENT

Section 2.01 Loan; Single Disbursement to Borrower. Subject to and upon the terms and conditions set forth herein, the Lender hereby agrees to make, and the Borrower hereby agrees to accept, the Loan on the Funding Date. The Borrower may request and receive only one (1) borrowing hereunder in respect of the Loan to be disbursed on the Funding Date and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. The Borrower acknowledges and agrees that the Loan shall have been fully funded as of the Closing Date.

Section 2.02 Components of the Loan. For purposes of determining the Maturity Date of the Loan, allocating the Collateral to the Loan and certain computations set forth herein, the Loan shall be divided into seven components (each, a “Component”) designated as “Component
2011-1”, “Component 2012-1”, “Component 2012-2”, “Component 2012-3”, “Component
2013-1 “Component 2013-2” and “Component 2013-3”. If an Event of Default has occurred and is continuing under this Loan Agreement, the Collateral relating to one Component shall be cross-collateralized with the Collateral relating to all of the other Components. The following table sets forth the initial principal balance of each Component, the corresponding portion of the Collateral and the applicable Maturity Date of each Component.

Component	Initial Principal Balance of each Component	Collateral	Maturity Date
Component 2011-1	$[ ]	Depositor Reserve Account Rights related to the 2011-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2011-1 Securitization can be terminated and (ii) the date on which the 2011-1 Securitization is terminated.
Component 2012-1	$[ ]	Depositor Reserve Account Rights related to the 2012-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-1 Securitization can be terminated and (ii) the date on which the 2012-1 Securitization is terminated.
Component 2012-2	$[ ]	Depositor Reserve Account Rights related to the 2012-2 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-2 Securitization can be terminated and (ii) the date on which the 2012-2 Securitization is terminated.
Component 2012-3	$[ ]	Depositor Reserve Account Rights related to the 2012-3 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-3 Securitization can be terminated and (ii) the date on which the 2012-3 Securitization is terminated.
Component 2013-1	$[ ]	Depositor Reserve Account Rights related to the 2013-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-1 Securitization can be terminated and (ii) the date on which the 2013-1 Securitization is terminated.

Component 2013-2	$[ ]	Depositor Reserve Account Rights related to the 2013-2 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-2 Securitization can be terminated and (ii) the date on which the 2013-2 Securitization is terminated.
Component 2013-3	$[ ]	Depositor Reserve Account Rights related to the 2013-3 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-3 Securitization can be terminated and (ii) the date on which the 2013-3 Securitization is terminated.

Section 2.03 Note.

(a) The Loan made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit 2.02(a) hereto (the “Note”), dated the date hereof, payable to the Lender in a principal amount equal to the Initial Aggregate Loan Amount.

(b) The date, amount, and interest rate of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, noted by the Lender on the grid attached to the Note or any continuation thereof, provided, that any failure of the Lender to make any such recordation or notation shall not affect the obligations of the Borrower to make a payment when due of any amount hereunder or under the Note in respect of the Loan.

Section 2.04 Interest. Interest accrued on the Loan for each day during a related Interest Period shall be equal to the product of (A) the Aggregate Outstanding Loan Amount of the Loan on such day, (B) the sum of (i) the applicable LIBOR Rate for such day and (ii) the Applicable Margin and (C) 1/360. Interest shall be payable on each Monthly Settlement Date in arrears with respect to the Loan through the final day of each Interest Period (regardless of whether such day is a Business Day), such amount to be payable on each Monthly Settlement Date. The Lender shall determine the LIBOR Rate for the Loan, which may be reset on a daily basis, as set forth in the definition of “LIBOR Rate” and provide notice of such determination to the Borrower. The Lender shall also calculate the amount of interest or other amounts due to be paid by the Borrower from time to time hereunder (including in connection with any prepayment or repayment of the Loan permitted hereunder) and shall provide a written statement thereof to the Borrower at least two Business Days prior to the due date of such payments (or the relevant repayment or prepayment after having received a notice thereof); provided, that failure to provide such statements on a timely basis shall not relieve the Borrower of the obligation to pay any interest and principal due on the applicable payment date (based upon its good faith calculation of the amount due, such amount to be promptly reconciled after receipt of a subsequent statement from the Lender) and other such amounts hereunder promptly upon receipt of such statement.

Section 2.05 Alternate Rate of Interest. If on any Business Day, the Lender determines (which determination shall be conclusive absent manifest error) (a) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate; or (b) that the LIBOR Rate will not adequately and fairly reflect the cost to the Lender of making or maintaining the Loan; or (c) that it has become unlawful for it to honor its obligation to make or maintain the Loan hereunder using the LIBOR Rate, or maintaining the Loan included in any advance, then the Lender shall give notice thereof to the Borrower by telephone, facsimile, or other electronic means as promptly as practicable thereafter and, until the Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist, the Loan shall accrue interest, subject to the timely approval of the Borrower after receipt of notice of such revised rate, at a rate per annum equal to the Prime Rate.

Section 2.06 Mark to Market; Mandatory Repayment of Loan.

(a) The Borrower shall repay the applicable Outstanding Loan Amount with respect to each Component and all other amounts due under this Agreement in full on the applicable Maturity Date. The Loan may be prepaid in accordance with the terms of Section 2.07 hereof.

(b) If the Lender determines that the Collateral Value is less than the Aggregate Outstanding Loan Amount on such Business Day (such deficiency the “Collateral Shortfall Amount”), the Borrower shall within one (1) Business Day repay a portion of the Outstanding Loan Amount (including accrued Interest thereon), in an amount equal to the amount of the Collateral Shortfall Amount (including accrued interest) specified in the notice provided to the Borrower by the Lender or in the alternative, the Borrower shall have the right to deposit such amount in the Margin Account (such requirement a “Margin Call”). If an Event of Default has occurred and is continuing under this Agreement, the Lender shall have the right to withdraw amounts on deposit in the Margin Account and apply such amounts to satisfy the Obligations hereunder.

(c) The Borrower shall deliver a Repayment Notice with respect to each repayment of Outstanding Loan Amounts made pursuant to Section 2.06(b) by 10:00 a.m. (New York time) on the first Business Day following the date on which the Collateral Value is determined.

Section 2.07 Optional Prepayment. The Borrower may, at its option, prepay the Loan (and any Component) advanced hereunder in full or in part on any Business Day (each an “Optional Prepayment Date”). The Borrower shall deliver a Prepayment Notice with respect to each prepayment of Outstanding Loan Amounts (including any accrued interest on such prepaid amount) made pursuant to this Section 2.07 by 11:00 a.m. (New York time) at least two Business Days prior to such Optional Prepayment Date. Any such prepayment (including accrued interest) received by the Lender by 1:00 p.m. (New York City time) on such Optional Prepayment Date shall be applied by the Lender on such Business Day. Any such prepayment received by the Lender after 1:00 p.m. (New York City time) on such Optional Prepayment Date shall be applied by the Lender on the following Business Day.

ARTICLE III

PAYMENTS; COMPUTATIONS; TAXES; FEES

Section 3.01 Payments and Computations, Etc.

(a) Unless otherwise expressly stated herein, all amounts to be paid or deposited hereunder shall be paid or deposited in accordance with the terms hereof no later than
1:00 p.m. (New York time) on the day when due in lawful money of the United States of America in same day funds.

(b) The Borrower shall, to the extent permitted by law, pay interest on all amounts (including principal, interest and fees) due but not paid hereunder as provided herein, for the period from, and including, such due date until, but excluding, the date paid, at the applicable Default Rate, payable on demand; provided, however that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.

(c) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

(d) The Borrower agrees that the principal of, and interest on, the Loan shall be recourse obligations of the Borrower.

(e) All payments made by the Borrower under this Agreement shall be made without set-off or counterclaim.

(f) In the absence of direction from the Borrower, any payment of principal, interest and any other amounts made under this Agreement shall be applied first, to reduce any amounts due and owing under the Loan on such date of determination and second, shall be applied to reduce the principal balance of each Component in the order of the Maturity Date (earliest to latest) relating to such Components.

Section 3.02 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Facility Document shall to the extent permitted by Applicable Law be made free and clear of and without reduction or withholding for any Taxes. If, however, Applicable Law requires the Borrower to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with Applicable Law as determined by the Borrower upon the basis of the information and documentation to be delivered pursuant to subsection (d) below.

(ii) If the Borrower shall be required by Applicable Law to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Borrower shall withhold or make such required deductions, (B) the Borrower shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with Applicable Law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.02) the Lender receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Tax Indemnification. Without limiting the provisions of subsection (a) above or duplicating the payment obligations set forth therein, the Borrower shall, and does hereby, indemnify the Lender and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.02) otherwise imposed on the Lender, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Lender gives Borrower written evidence of the imposition or assertion of such Indemnified Taxes or Other Taxes and/or the incurrence of such penalties, interest or expenses, as the case may be.

(c) Evidence of Payments. Upon request by the Lender, after any payment of Taxes by the Borrower to a Governmental Authority as provided in this Section 3.02, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Applicable Law to report such payment or other evidence of such payment reasonably satisfactory to the Lender.

(d)    Status of Lender; Tax Documentation.

(i) The Lender shall deliver to the Borrower, at the time or times prescribed by Applicable Law or when reasonably requested by the Borrower, such duly and properly completed and executed documentation prescribed by Applicable Law or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower to determine (A) whether or not payments made hereunder or under any other Facility Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) the Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or any other Facility Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii) Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States,

(1) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower duly completed and executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower as will enable the Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(2) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to

7

the Borrower (in such number of copies as shall be requested by the Borrower) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) duly completed and executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)    duly completed and executed originals of Internal Revenue Service
Form W-8ECI,

(III)    duly completed and executed originals of Internal Revenue Service
Form W-8IMY and all required supporting documentation,

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed and executed originals of Internal Revenue Service Form W-8BEN, or

(V) duly completed and executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower to determine the withholding or deduction required to be made.

(e) The Lender shall (A) promptly notify the Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) cooperate, in its reasonable discretion, with Borrower to mitigate any requirement of Applicable Law of any jurisdiction in which the Borrower may be required to withhold or deduct any taxes from amounts payable to the Lender hereunder.

Section 3.03 Fees and Expenses.

The Borrower agrees to pay to the Lender all costs and expenses (including reasonable fees and expenses of the Lender’s counsel) incurred in connection with the execution of this Agreement (and any amendments thereto) and the Facility Documents (other than the
Indentures).

8

ARTICLE IV

SECURITY INTEREST

Section 4.01 Security Interest. As security for the prompt payment and performance of all of its Obligations, the Borrower hereby assigns and pledges to the Lender, and grants a security interest to the Lender, all of the Borrower’s right, title and interest, in, to, and under, whether now owned or hereafter acquired, in all of the following, whether now or hereafter existing and wherever located: (i) the Depositor Reserve Account Rights and all rights and claims thereunder, (ii) the Collateral Account and all amounts on deposit therein from time to time and (iii) all monies due or to become due with respect to the foregoing and all proceeds of the foregoing (collectively, the “Collateral”).

Section 4.02 [Reserved].

Section 4.03 Authorization of Financing Statements. To the extent permitted by applicable law, the Borrower hereby authorizes the Lender to file any financing or continuation statements required to perfect, protect, or more fully evidence the Lender’s security interest in the Collateral granted hereunder. The Lender will notify the Borrower of any such filing (but the failure to deliver such notice shall not prejudice any rights of the Lender under this Section 4.03).

Section 4.04 Lender’s Appointment as Attorney In F act .

(a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender’s discretion, if an Event of Default, shall have occurred and be continuing, for the purpose of carrying out the terms of this Agreement, to take any action on behalf of the Borrower pursuant to the Facility Documents and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following (subject to limitations contained in the related Indenture):

(i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due with respect to any of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such monies due with respect to any of the Collateral whenever payable;

(ii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all monies due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in

9

equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) in connection with the above, to give such discharges or releases as the Lender may deem appropriate; and (F) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and the Borrower’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do;

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney is a power coupled with an interest and shall be irrevocable but shall terminate upon release of the Lender’s security interest as provided in Section 4.05.

(b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 8.02(c) hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(c) The powers conferred on the Lender are solely to protect the Lender’s interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct; provided that the Lender shall exercise such powers only in accordance with the Acknowledgment Agreement.

Section 4.05 Release of Security Interest. Following an optional prepayment as set forth in Section 2.07 or upon termination of this Agreement and repayment to the Lender of all Obligations and the performance of all obligations under the Facility Documents (other than the Indentures), the Lender shall release its security interest in the related Collateral (in the case of an optional prepayment as set forth in Section 2.07) or in any remaining Collateral (in the case of a termination of this Agreement); provided that if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervener or conservator of, or a trustee or similar officer for the Borrower or any substantial part of its Property, or otherwise, this Agreement, all rights hereunder and the liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.

10

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01 Conditions Precedent. The effectiveness of this Agreement is subject to the condition precedent that the Lender shall have received (or shall have waived, in writing, its right to receive) each of the items set forth in Schedule 5.01 (unless otherwise indicated) dated such date, and in such form and substance, as is satisfactory to the Lender.

Section 5.02 Further Conditions Precedent. The funding of the Loan hereunder shall in all events be subject to satisfaction (or written waiver by the Lender) of the further conditions precedent set forth in Schedule 5.02 as of the making of the Loan.

11

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender that throughout the term of this Agreement (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true or correct as of such date):

(a) Organization and Good Standing. The Borrower has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and the Borrower now has, all necessary power, authority and legal right to own the Collateral.

(b) Due Qualification. The Borrower is duly qualified to do business, and has obtained all necessary material licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals to the extent that the failure to obtain or maintain such qualifications, licenses and approvals could reasonably be expected to have a Material Adverse Effect.

(c) Power and Authority, Due Authorization. The Borrower (i) has all necessary power and authority and legal right to (A) execute and deliver each of the Facility Documents to be executed and delivered by it in connection herewith, (B) carry out the terms of the Facility Documents to which it is a party, and (C) borrow the Loan and grant a security interest in the Collateral on the terms and conditions herein provided, and (ii) has taken all necessary corporate action to duly authorize (A) such borrowing and grant and (B) the execution, delivery, and performance of this Agreement and all of the Facility Documents to which it is a party.

(d) Binding Obligations. Each Facility Document to which the Borrower is a party, when duly executed and delivered by it will constitute, legal, valid and binding obligations of the Borrower enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) No Violation. Neither the Borrower’s execution and delivery of the Facility Documents nor the consummation of the transactions contemplated hereby and thereby will conflict with, result in any breach of (i) any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the Borrower’s organizational documents, or any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is otherwise bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (ii) any legal requirement applicable to it of any Governmental Authority having jurisdiction over it or any of its properties if such violation, individually, or in the aggregate, is reasonably likely to have a Material Adverse Effect.
(f) No Proceedings. There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any of its Affiliates or affecting any of their respective Property before any Governmental Authority, (1) as to which

12

there is a reasonable likelihood of an adverse decision, and which, in the event of an adverse decision, would reasonably be likely to have a Material Adverse Effect, (2) which questions the validity or enforceability of any of the Facility Documents, or (3) which seeks to prevent the consummation of any of the transactions contemplated by any Facility Documents.

(g) Government Approvals. No authorization, consent, approval, or other action by, and no notice to or filing with, any court, governmental authority or regulatory body or other Person domestic or foreign is required for the Borrower’s due execution, delivery or performance of any Facility Document to which it is a party except for (i) consents that have been obtained in connection with transactions contemplated by the Facility Documents, (ii) filings to perfect the security interest created by this Agreement, and (iii) authorizations, consents, approvals, filings, notices, or other actions the failure to make could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(h) Solvency; Fraudulent Conveyance. The Borrower is Solvent and will not cease to be Solvent due to the Loan hereunder (both immediately before and after giving effect to the Loan). The amount of consideration being received by the Borrower after giving effect to the Loan by the Lender constitutes reasonably equivalent value and fair consideration for the Loan. The Borrower is not pledging any Collateral with any intent to hinder, delay, or defraud any of its creditors. As used herein, the term “Solvent” means, with respect to the Borrower on a particular date, that on such date (i) the most recently reported value of the assets of the Borrower, taking into account the fair value of assets accounted for on a fair value basis and the carrying value of other assets, is greater than the total amount of the most recently reported liabilities of the Borrower (including the fair value of liabilities reported on a fair value basis), (ii) after giving effect to the Loan, the Borrower is able to realize upon its assets and pay its debts and other liabilities as they mature, assuming an orderly disposition, and (iii) the Borrower does not have an unreasonably small capital with which to conduct its business.

(i)    [Reserved.]

(j) Accurate Reports. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Facility Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

(k)    No Default. No Event of Default has occurred and is continuing.

(l) Investment Company Act. The Borrower is not required to be registered as an “investment company”, or is a company controlled by an “investment company,” in each case,

13

under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Borrower is not subject to any Federal or state statute or regulation which limits its ability to incur indebtedness.

(m) Taxes. The Borrower has filed all United States federal tax returns and all other material tax returns that are required to be filed, and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower, except such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.

(n)    Financial Statements.    The Borrower has heretofore furnished to the
Lender a copy of its audited consolidated balance sheets and the audited consolidated balance sheets of its consolidated Subsidiaries, each as at [ ] with the opinion thereon of
[    ], a copy of which has been provided to the Lender. The Borrower has also heretofore furnished to the Lender the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for the one year period ending
[    ], setting forth in comparative form the figures for the previous year.    All such
financial statements are complete and correct in all material respects and fairly present the consolidated financial condition of the Borrower and its Subsidiaries and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP applied on
a consistent basis.    Since [ ], there has been no development or event nor any
prospective development or event which has had or should reasonably be expected to have a
Material Adverse Effect.

(o)    Chief Executive Office. The Borrower’s chief executive office on the date
hereof is located at [     ].

(p)    Location of Books and Records. The Borrower keeps its corporate books and records at its chief executive office or a custodian’s offices.

(q)    Leverage Ratio; Liquidity; Tangible Net Worth; Profitability. (A) The
ratio of the Borrower’s Total Indebtedness to Adjusted Tangible Net Worth as of the end of each month is not greater than [ ]:1 (B) the Borrower has Liquidity at the end of each month in an amount equal to or greater than $[ ], and (C) the Adjusted Tangible Net Worth of the Borrower
is greater than $[    ].

Section 6.02 Representations Concerning the Collateral. The Borrower represents and warrants to the Lender that as of each day that the Loan is outstanding pursuant to this Agreement:

(a) The Borrower has not assigned, pledged, conveyed, or encumbered any Collateral to any other Person, and immediately prior to the pledge of any such Collateral, the Borrower was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all liens, and no Person, other than the Lender has any Lien on any Collateral.

(b) The provisions of this Agreement are effective to create in favor of the Lender a valid security interest in all right, title, and interest of the Borrower in, to and under the Collateral.

14

(c) The Lender has a duly perfected first priority security interest under the UCC in all right, title, and interest of the Borrower in, to and under, the Depositor Reserve Account Rights.

(d) Upon the filing of the appropriate financing statement in [New York], all filings and other actions necessary to perfect the security interest in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and the Facility Documents (other than the Indentures) create in favor of the Lender a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary to perfect such security interest have been duly taken. The Borrower is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Facility Documents.

(e) Immediately prior to entering into this Agreement, the Borrower has the full right, power and authority, to pledge the Depositor Reserve Account Rights, and the pledge of such Depositor Reserve Account Rights may be further assigned without any requirement, subject to the terms of this Agreement.

15

ARTICLE VII

COVENANTS

Section 7.01 Affirmative Covenants of Borrower. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full:

(a) Compliance with Laws, Etc. The Borrower will comply with all applicable Requirements of Law.

(b) Performance and Compliance with Facility Documents. The Borrower will comply with all terms, provisions, covenants and other promises required to be observed by it under each of the Facility Documents to which it is a party, maintain the Facility Documents to which it is a party in full force and effect in all material respects.

(c) Taxes. The Borrower will pay and discharge promptly when due all material Taxes and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings and with respect to which adequate reserves shall, to the extent required by GAAP, have been set aside.

(d) Due Diligence. The Borrower acknowledges that the Lender, at the Borrower’s expense, has the right to perform and/or appoint a third party to perform, continuing due diligence reviews with respect to the Depositor Reserve Account Rights and the other Collateral, for purposes of verifying compliance with the representations, warranties, and specifications made hereunder and under the other Facility Documents, or otherwise. The Borrower agrees that the Lender and its authorized representatives will be permitted during normal business hours to examine, inspect, make copies of, and make extracts of, any and all documents, records, agreements, instruments or information relating to the Collateral. Notwithstanding anything to the contrary herein, the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses reasonably incurred by the Lender and its respective designees and appointees in connection with the ongoing due diligence and auditing activities.

(e) Changes in Indentures. The Borrower shall provide written notice to the Lender of any changes in any Indentures that may materially affect the Depositor Reserve Account Rights within three (3) Business Days after the Borrower receives notice thereof.

(f) Legal existence, etc. The Borrower shall (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises; and (ii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

(g)    Financial Statements. The Borrower shall deliver to the Lender:

(1) As soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year, the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period, the related unaudited consolidated statements of income and

17

retained earnings and of cash flows for Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, and consolidated statements of liquidity of the Borrower and its consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

(2) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, and consolidated statements of liquidity of the Borrower and its consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries at the end of, and for, such fiscal year in accordance with GAAP;

(3) Together with each set of the financial statements delivered pursuant to clauses (1) and (2) above, a certificate of a Responsible Officer of the Borrower in the form of Exhibit 7.01 attached hereto;

(4) From time to time such other information regarding the Depositor Reserve Account Rights, financial condition, operations, or business of the Borrower as the Lender may reasonably request.

(h) Required Reports: Additional Information. The Borrower will, at the times specified in Schedule 7.01(h) attached hereto, deliver to the Lender the reports identified in such schedule, and promptly furnish to the Lender all notices of all final written audits, examinations, evaluations, reviews and reports of its operations by any state or federal agency or instrumentality in which there are material adverse findings, including without limitation notices of termination or impairment of approved status, and notices of probation, suspension, or non- renewals, and such other information, documents, records or reports with respect to the conditions or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request, no later than fifteen (15) Business Days after the date of the Lender’s request.

(i) Maintenance of Property; Insurance. The Borrower shall keep all property useful and necessary in its business in good working order and condition. The Borrower shall maintain a fidelity bond and be covered by insurance of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as the Borrower.

(j) Use of Proceeds. The Borrower shall use the proceeds of the Loan to acquire the Depositor Reserve Account Rights.

18

(k) Monthly Compliance Certificate. No later than the fifteenth (15th) calendar day of each calendar month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Borrower shall deliver to the Lender a completed certificate signed by a Responsible Officer of the Borrower in the form of Exhibit 7.01 attached hereto.

(l) Maintenance of Insurance by Borrower. The Borrower shall maintain a fidelity bond and be covered by insurance (including, without limitation, errors and omissions insurance) of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as the Borrower.

(s) Requests for Information. The Borrower shall furnish to the Lender within three (3) Business Days after the Lender’s request, any reasonable information, documents, records or reports with respect to the servicing or subservicing of the Collateral as the Lender may from time to time request.

(t)    Financial Covenants. The Borrower shall maintain the following financial covenants: (A) the ratio of the Borrower’s Total Indebtedness to Adjusted Tangible Net Worth as
of the end of each month is not greater than [ ]:1 (B) the Borrower has Liquidity at the end of each month in an amount equal to or greater than $[ ], and (C) the Adjusted Tangible Net
Worth of the Borrower is greater than $[ ] (collectively, the covenants set forth in clause (A),
(B) and (C), the “Financial Covenants”).

Section 7.02 Negative Covenants of the Borrower. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full, the Borrower shall not:

(a) other than in accordance with Section 7.02(c), take any action that would directly or indirectly materially impair or materially adversely affect the Borrower’s title to, or the value of, the Collateral;

(b) create, incur or permit to exist any Lien in or on the Collateral except the security interest granted hereunder in favor of the Lender;

(c) sell, assign, transfer or otherwise dispose of any Collateral except with the consent of the Lender;

(d) (i) cancel or terminate any Facility Documents to which it is a party or consent to or accept any cancellation or termination thereof, (ii) amend, amend and restate, supplement or otherwise modify any Facility Document, (iii) consent to any amendment, modification or waiver of any term or condition of any Facility Document, without the prior written consent of the Lender, provided that no consent of the Lender shall be required in connection with an amendment to an Indenture so long as such amendment would not impair in any material respect the value of the interests or rights of the Borrower thereunder with respect to the Depositor Reserve Account Rights or impair in any material respect the interests or rights of the Lender;

(e) change the state of its organization unless the Borrower shall have given the Lender at least 30 days’ prior written notice thereof and unless, prior to any such change, the Borrower shall have filed, or caused to be filed, such financing statements or amendments as the Lender

19

determines may be reasonably necessary to continue the perfection of the Lender’s interest in the Collateral;

(f) take any action that would directly or indirectly materially impair or materially adversely affect the Borrower’s title to, or the value, of the Depositor Reserve Account Rights or materially increase the duties, responsibilities or obligations of the Borrower, with the exception of any other sale, grant of Lien or other transfer or disposition of rights to receive payments of Depositor Reserve Account Rights, so long as, concurrently with any such transaction, the Borrower repays the Loan or applicable Component thereof to the extent necessary to cure any Margin Call that otherwise would result from such transaction. Each transaction permitted under the preceding sentence is herein called a “Depositor Reserve Account Rights Disposition”. In connection with each Depositor Reserve Account Rights Disposition, the Lender agrees to execute and deliver, promptly upon request and receipt of payment of all Obligations in respect of the related Depositor Reserve Account Rights, such releases and financing statement amendments as may be reasonably requested by the Borrower to reflect the fact that the relevant Depositor Reserve Account Rights are no longer subject to the liens granted under the Facility Documents.

(g)    make any Restricted Payments following the occurrence of an Event of
Default under this Agreement; and

(h) not (1) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of the Borrower’s business and (iii) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate or (2) make a payment that is not otherwise permitted by this Agreement (including this Section 7.02(g)) to any Affiliate.

Section 7.03 Notice of Certain Occurrences. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full:

(a) Defaults. As soon as possible, but in any event within three (3) Business Days, after a Responsible Officer of the Borrower has or should have knowledge of any Default, the Borrower shall furnish to the Lender a written statement of a Responsible Officer of the Borrower setting forth details of such Default and no more than five (5) Business Days after a Responsible Officer of the Borrower has knowledge of any Default a written statement from a Responsible Officer of the Borrower setting forth the action that the Borrower has taken or proposes to take with respect to such Default;

(b) Litigation. As soon as possible, but in any event within five (5) Business Days, after its knowledge thereof, the Borrower shall furnish to the Lender notice of any material action, suit or proceeding instituted by or against the Borrower in any federal or state court or before any commission, regulatory body or Governmental Authority as to which there is a reasonable likelihood of an adverse decision, reasonably likely to have a Material Adverse Effect, or that questions the validity or enforceability of the Facility Documents, or seeks to prevent the consummation of any of the transactions contemplated by the Facility Documents;

20

(c) Material Adverse Effect on Collateral. Upon the Borrower becoming aware of any default related to any Collateral which should reasonably be expected to have a Material Adverse Effect;

(d)    Change of Control. The Borrower shall furnish the Lender notice of any
Change of Control upon the occurrence of such event;

(e) Other. Within fifteen (15) Business Days after the Lender’s request, the Borrower shall furnish to the Lender such other information, documents, records or reports with respect to the Collateral or the corporate affairs, conditions or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

21

ARTICLE VIII

EVENTS OF DEFAULT

Section 8.01 Events of Default. The following events shall be “Events of Default”:

(a) The Borrower shall fail to make any payment or deposit to be made by it hereunder when due (whether of principal or interest at stated maturity, upon a Margin Call, upon acceleration, or at mandatory prepayments);

(b) The Borrower shall fail to observe or perform any covenant or other agreement contained in this Agreement or any other Facility Document and such failure to observe or perform shall continue unremedied for a period of five (5) Business Days;

(c) Any representation, warranty or certification made or deemed made herein or in any other Facility Document by Borrower or any certificate furnished to Lender pursuant to the provisions thereof, shall be breached in any material respect or shall prove to have been false or incorrect in any material respect when made or repeated or deemed to have been made or repeated and not cured within 30 days after a Responsible Officer of the Borrower may have actual knowledge thereof or after receipt of written notice from the Lender;

(d) Any “event of default” or other breach or failure to perform shall have occurred and shall be continuing beyond the expiration of any applicable grace period under the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds entered into by the Borrower or any of its Affiliates on the one hand and any third party (including an Affiliate of the Borrower but excluding the Lender or any Affiliate of the Lender), which relates to the Indebtedness of the Borrower or any of its Affiliates in an amount individually or in the aggregate greater than $5,000,000 and not cured within 30 days after a Responsible Officer of the Borrower may have actual knowledge thereof or after receipt of written notice from the Lender;

(e) The Lender does not, or ceases to, have a first priority perfected security interest in the Collateral other than as a result of a release of such security interest by the Lender and such default continues unremedied for a period of three (3) Business Days after the earlier of (i) a Responsible Officer of the Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender;

(f)    [Reserved];

(g)    The Borrower shall fail to comply with the Financial Covenants;

(h) Any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower by a court, administrative tribunal or other body having jurisdiction over them and the same shall not be satisfied or discharged (or provisions shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof or, if a stay of execution is procured, thirty (30) days from the date such stay is lifted;

(i) (1) The Borrower files a voluntary petition in bankruptcy, seeks relief under any provision of any Insolvency Law or consents to the filing of any petition against it under any

22

such law; (2) a proceeding shall have been instituted against the Borrower in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Borrower in an involuntary case under any applicable Insolvency Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Borrower, or for any substantial part of its Property, or for the winding-up or liquidation of its affairs, (3) a proceeding shall have been instituted by any Person in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Borrower in an involuntary case under any applicable Insolvency Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Borrower, or for any substantial part of its Property, or for the winding-up or liquidation of its affairs and the Borrower shall have failed to obtain a relief (including, without limitation, a dismissal) or a stay of such involuntary proceeding within thirty (30) days, (4) the admission in writing by the Borrower of its inability to pay its debts as they become due, (5) the Borrower consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official, of all or any part of its Property or any custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official takes possession of all or any part of the Property of the Borrower; (6) the Borrower makes an assignment for the benefit of any of its creditors; or (7) the Borrower generally fails to pay its debts as they become due; or

(j) Any Governmental Authority or any Person, agency or entity acting or purporting to act under Governmental Authority (including any Agency) shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of the Borrower, or shall have taken any action to displace the management of any of the Borrower or to curtail the Borrower’s authority in the conduct of its business.

Section 8.02 Remedies.

(a) Optional Acceleration. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 8.01(i)), the Lender may by written notice to the Borrower, terminate the Facility and declare the Loan and all other Obligations to be immediately due and payable.

(b) Automatic Acceleration. Upon the occurrence of an Event of Default described in Section 8.01(i), the Facility shall be automatically terminated and the Loan and all other Obligations shall be immediately due and payable upon the occurrence of such event, without demand or notice of any kind.

(c)    Remedies. Upon any acceleration of the Loan pursuant to this Section
8.02, the Lender, in addition to all other rights and remedies under this Agreement or otherwise, shall have all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. The Borrower agrees, upon the occurrence of an Event of Default and notice from the Lender, to assemble, at its expense, all of the Collateral that is in its possession (whether by return, repossession, or otherwise) at a place designated by the Lender. All out-of-pocket costs incurred by the Lender in the collection of all Obligations, and the enforcement of its rights hereunder, including reasonable attorneys’ fees and legal expenses, shall be paid out of the Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default and the acceleration of the Loan pursuant to this Section 8.02, the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral which is in the possession of the Borrower (whether by return, repossession, or otherwise) may be located and take possession of

23

and remove such Collateral, (ii) sell any or all of such Collateral, free of all rights and claims of the Borrower therein and thereto, at any public or private sale, and (iii) bid for and purchase any or all of such Collateral at any such sale. Any such sale shall be conducted in a commercially reasonable manner and in accordance with applicable law. The Borrower hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies upon the occurrence of an Event of Default. Each of the Lender and the Borrower shall have the right (but not the obligation) to bid for and purchase any or all Collateral at any public or private sale. The Borrower hereby agrees that in any sale of any of the Collateral, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner. The Lender shall not be liable for any sale, private or public, conducted in accordance with this Section 8.02(c). If an Event of Default occurs, and upon acceleration of the Loan hereunder, the Loan represented by each of the outstanding Components and all other Obligations shall be immediately due and payable, and collections on the Depositor Reserve Account Rights and proceeds of sales of Depositor Reserve Account Rights, and other Collateral will be used to pay the Obligations.

Section 8.03 Collateral Account; Application of Proceeds.

(a)    Collateral Account.    Prior to the Closing Date, the Borrower and the
Lender shall have established at [ ] in the name of the Lender a non-interest bearing segregated special purpose trust account (such account being herein called the “Collateral Account”). The Lender will maintain the Collateral Account only with a bank that has agreed with the Lender to comply with instructions originated by the Lender directing the disposition of funds in such account without the further consent of the Borrower, such agreement to be in form and substance reasonably satisfactory to the Lender (an “Account Control Agreement”). The Lender may, at any time and without notice to, or consent from, the Borrower, transfer, or direct the transfer of, funds from the Collateral Account to satisfy the Lender’s obligations under the Facility Documents if an Event of Default shall have occurred.

(b)    Distributions from the Collateral Account.    On each Business Day, the
Lender shall apply Collections in the following order:

(i)    to pay to the Lender, any fees due pursuant to the terms hereof;

(ii) to pay to the Lender or any Indemnified Party an amount equal to any other amounts (including the Aggregate Outstanding Loan Amount) then due to such Persons pursuant to this Agreement that have not been paid by the Borrower (and to the extent that there are insufficient funds to pay all of the foregoing amounts, such amount shall be distributed to the foregoing parties, pro rata in accordance with the amounts due to such parties); and

(iii)     to pay any remaining amounts to the Borrower by transferring such amount to the account specified in writing by the Borrower.

24

ARTICLE IX

ASSIGNMENT

Section 9.01 Restrictions on Assignments.    The Borrower shall not assign its rights
hereunder or any interest herein without the prior written consent of the Lender. The Lender may, with the consent of the Borrower, in the ordinary course of its business and in accordance with applicable law, assign any or all of its rights and obligations under this Agreement, under the Loan pursuant to this Agreement or under the other Facility Documents, to any of its Affiliates or Subsidiaries and any bank or other entity.

Section 9.02 Evidence of Assignment; Endorsement on Notes. The Lender hereby agrees that it shall, endorse the Note to reflect any assignments made pursuant to this Article IX or otherwise.

Section 9.03 Rights of Assignee. Upon the assignment the Lender of all of its rights and obligations hereunder, under the Notes and under the other Facility Documents to an assignee in accordance with Section 9.01, such assignee shall have all such rights and obligations of the Lender as set forth in such assignment or delegation, as applicable, and all references to the Lender in this Agreement or any Facility Document shall be deemed to apply to such assignee to the extent of such interest. If any interest in any Facility Document is transferred to any assignee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the Lender shall cause such assignee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.02.

Section 9.04 Permitted Participants; Effect. The Lender may, with the consent of the Borrower, in the ordinary course of its business and in accordance with applicable law, at any time (and from time to time) sell to one or more banks or other entities (each a “Participant”) participating interests in the Loan owing to the Lender, any Note held by the Lender, or any other interest of the Lender under this Agreement or the other Facility Documents. In the event of any such sale by the Lender of a participating interest to a Participant, (i) the Lender’s obligations hereunder and under the other Facility Documents shall remain unchanged; (ii) the Lender shall remain solely responsible to the Borrower for the performance of such obligations; and (iii) the Lender shall remain the owner of the Loan and the holder of any Note issued to it in evidence thereof for the purposes under the Loan Documents. All amounts payable by the Borrower under this Agreement shall be determined as if the Lender had not sold such participating interests. The Borrower and the Lender shall continue to deal solely and directly with each other in connection with the Lender’s rights and obligations under the Facility Documents.

Section 9.05 Voting Rights of Participants. The Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Facility Documents other than any amendment, modification, or waiver with respect to the Loan or Component thereof in which such Participant has an interest which forgives principal, interest, or fees or reduces the interest rate or fees payable with respect to the Loan or any such Component, extends the applicable Maturity Date, postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees on, any the Loan or any Component or releases all or substantially all of the Collateral (other than as expressly permitted pursuant to the Facility Documents).

26

ARTICLE X

INDEMNIFICATION

Section 10.01    Indemnities by the Borrower.    Without limiting any other rights
which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify, the Lender, its Affiliates, successors, permitted transferees and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement, the other Facility Documents (other than the Indentures), or any transaction contemplated hereby or thereby excluding, however, (a) Indemnified Amounts to the extent a court of competent jurisdiction determines that they resulted from gross negligence, bad faith or willful misconduct on the part of such Indemnified Party, (b) in the event that the Lender has assigned its rights or delegated its obligations in respect of this Agreement, and the Indemnified Amounts with respect to such assignee exceed the Indemnified Amounts that would otherwise have been payable by the Borrower to the Lender, the amount of such excess, (c) Excluded Taxes (other than any incremental Taxes arising solely by reason of a breach by any Transaction Party of its obligations under this Agreement), and (d) any lost profits or indirect, exemplary, punitive or consequential damages of any Indemnified Party. In any suit, proceeding or action brought by the Lender in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender’s reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or the preservation of the Lender’s rights under this Agreement, the Note, any other Facility Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower. Under no circumstances shall any Indemnified Party be liable to the Borrower for any lost profits or indirect, exemplary, punitive or consequential damages.

Section 10.02 General Provisions. If for any reason the indemnification provided above in Section 10.01 (and subject to the limitations on indemnification contained therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless on the basis of public policy, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

The provisions of this Article X shall survive the termination of this Agreement and the payment of the Obligations.

28

ARTICLE XI

MISCELLANEOUS

Section 11.01    Amendments, Etc.    Neither this Agreement nor any provision
hereof may be amended, supplemented, or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

Section 11.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail or overnight air courier, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth opposite its name on Schedule 11.02 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered, when received, (ii) if sent by overnight air courier, the next Business Day after delivery to the related air courier service, if delivery is guaranteed as of the next Business Day, (iii) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (iv) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, if sent during business hours (if sent after business hours, then on the next Business Day) except that notices and communications pursuant to Article I shall not be effective until received. In addition to the available means of delivering notice above, all notices and other communication provided for hereunder shall, unless stated otherwise herein, be in writing and shall be effective when sent via email during business hours to the Borrower at [ ] and to the Lender at [    ]@springleaf.com, once receipt has been confirmed by telephone or electronic means (if sent via email after business hours, then on the next Business Day).

Section 11.03 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.04 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender, and their respective successors and assigns, provided, however, that nothing in the foregoing shall be deemed to authorize any assignment not permitted in Section 9.01.

Section 11.05 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT). EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

30

BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT IN THE BOROUGH OF MANHATTAN AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY OTHER JURISDICTION.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 11.06 Entire Agreement. This Agreement and the Facility Documents embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

Section 11.07    Acknowledgement. The Borrower hereby acknowledges that:

(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Note and the other Facility Documents to which it is a party;

(b)    the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and
(c)    no joint venture exists among or between the Lender and the Borrower. Section 11.08    Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be.

Section 11.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 11.10 Confidentiality. Each party hereto agrees for the benefit of the other party that it will hold any confidential information received from the other party pursuant to this Agreement or any other Facility Document, it being understood that this Agreement is confidential information of the Lender, in strict confidence, as long as such information remains confidential except for disclosure to (i) its Affiliates, (ii) its legal counsel, accountants, and other professional advisors or to a permitted assignee or participant, (iii) regulatory officials, (iv) any Person as requested pursuant to or as required by law, regulation, or legal process, (v) any Person in connection

31

with any legal proceeding to which it is a party, and (vi) to the extent required to comply with securities law requirements applicable to the Borrower and/or the Lender. The Borrower also agrees that it will comply with all applicable securities laws with respect to any non-public information of the type referenced in the preceding sentence in its possession. This Section 11.10 shall survive termination of this Agreement.

Section 11.11    Survival. The obligations of the Borrower under Sections 3.02 and
10.01 hereof shall survive the repayment of the Loan and the termination of this Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making the Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Loan was made.

[SIGNATURE PAGE FOLLOWS]

32

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[     ], as Borrower

By:          Name:
Title:

SPRINGLEAF FINANCE CORPORATION, as
Lender

By:          Name:
Title:

SCHEDULE I

DEFINITIONS

1.1    Definitions. As used in this Agreement the following terms have the meanings as indicated:

“2011-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2011-1.

“2012-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-1.

“2012-2 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-2.

“2012-3 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-3.

“2013-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-1.

“2013-2 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-2.

“2013-3 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-3.

“Account Control Agreement” has the meaning set forth in Section 8.03(a).

“Adjusted Tangible Net Worth” shall mean the consolidated Net Worth of the Borrower and its Subsidiaries, less the consolidated net book value of all assets of the Borrower and its Subsidiaries (to the extent reflected as an asset in the balance sheet of the Borrower or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, deferred taxes, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) means possession, directly or indirectly, of the power (a) to vote
20% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Aggregate Outstanding Loan Amount” shall mean the aggregate Outstanding Loan
Amount of each of the Components.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” shall mean as to any Person, any law, treaty, rule or regulation (including the Investment Company Act of 1940, as amended) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Applicable Margin” shall mean 2.00%.

“Board” means the Board of Governors of the Federal Reserve System of the United
States of America.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are required or authorized by law to be closed.

“Cash Equivalents” shall mean (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit and eurodollar time deposits with weighted average maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (iv) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s Rating Group (“S&P”) or P-1 or the equivalent thereof by Moody’s Investors Service, Inc. (“Moody’s”) and in either case maturing within 90 days after the date of acquisition, (v) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (vi) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (ii) of this definition or, (vii) shares of money market mutual funds which invest exclusively in assets satisfying the requirements of clauses (i) through (vi) of this definition.

“Change of Control” means, with respect to the Borrower, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule
13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock or limited partnership interests, as the case may be, of the Borrower or at any time if after giving effect to such acquisition such Person or Persons owns twenty percent (20%) or more of such outstanding shares of voting stock.

“Closing Date” means the date on which all of the conditions set out in Section 5.01 are satisfied.

“Collateral” has the meaning set forth in Section 4.01.

“Collateral Value” means, for purposes of determining the value of the Depositor Reserve Account Rights the product of (a) the aggregate Market Value of each Reserve Account on such date and (b) 95%.

“Collateral Account” means the account established by the Borrower and the Lender in accordance with Section 8.03(a).

“Collections” means any amounts received in respect of any Depositor Reserve Account Rights pursuant to the applicable Indenture and any amounts withdrawn from the Margin Account to be applied for the payment of Obligations pursuant to the terms of this Agreement.

“Compliance Certificate” means a certificate in form acceptable to the Lender substantially in the form of Exhibit 7.01 hereto.

“Components” has the meaning set forth in Section 2.02.

“Default” means an Event of Default or an Unmatured Event of Default.

“Default Rate” means, with respect to each Component of the Loan for any Interest Period, and any late payment of fees or other amounts due hereunder, a rate equal to 12.00% per annum.

“Dollars” means dollars in lawful money of the United States of America.

“Depositor” shall mean each entity acting as a “Depositor” for the related Securitization as defined in the related Indenture.

“Depositor Reserve Account Rights” means, each Depositor’s rights under the Reserve Account relating to the applicable Trust consisting of the rights to receive any investment earnings on each Payment Date under the related Indenture, as well as all amounts remaining in such Reserve Account on the Payment Date on which the aggregate note amount of the Class A, Class M and Class B Notes for the related Trust have been reduced to zero pursuant to Section
3.01(d)(ii) of the related Indenture.

“Depositor Reserve Account Rights Disposition” has the meaning assigned to such term in Section 7.02(f) hereof.

“Event of Default” has the meaning set forth in Section 8.01.

“Excluded Taxes” means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any withholding tax that is required to be withheld from amounts payable to a Lender that has failed to comply with Section 3.02(d)(i), (d) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.02(d)(ii), (e) any withholding taxes imposed under Sections 1471-1474 of the Code (the Foreign Account Tax Compliance Act), and (f) in the case of a Foreign Lender, any United

States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the laws in force at the time such Foreign Lender becomes a party hereto, (ii) designates a new lending office, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.02(a)(ii) or (iii), or (iii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a change in Applicable Law) to comply with clause (B) of Section 3.02(d)(ii).

“Facility” means the loan facility provided to the Borrower by the Lender pursuant to this
Agreement.

“Facility Documents” means this Agreement, the Notes, the Indentures, the Account Control Agreement and all notices, certificates, financing statements and other documents to be executed and delivered by the Borrower in connection with the transactions contemplated by this Agreement.

“Financial Covenants” has the meaning assigned to such term in Section 7.01(t).

“Foreign Lender” means any successor or assignee of the Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State and Commonwealth thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Funding Date” shall mean the date of the Loan is made to the Borrower hereunder as provided in Section 2.03 hereof.

“GAAP” shall mean United States Generally Accepted Accounting Principles inclusive of, but not limited to, applicable statements of Financial Accounting Standards issued by the Financial Accounting Standards Board, its predecessors and successors and SEC Staff Accounting Guidance as in effect from time to time applied on a consistent basis.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any municipality and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indebtedness” means as to any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of a Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and “lease” shall have the meaning under GAAP as of January 1, 2013,; (f) obligations of such Person under repurchase agreements, loan and security agreements, similar warehouse facilities or like arrangements; (g) indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument; provided, however, that, in each case, “Indebtedness” shall not include the Person’s Non-Recourse Indebtedness.

“Indemnified Amounts” has the meaning set forth in Section 10.01.

“Indemnified Party” has the meaning set forth in Section 10.01.

“Indemnified Taxes” means Taxes other than (i) Excluded Taxes and (ii) Other Taxes.

“Indenture” shall mean the indentures relating to the Securitizations.

“Initial Aggregate Loan Amount” shall mean the aggregate Loan Amount of the
Components on the Funding Date, which shall be equal to $[     ].

“Insolvency Law” shall mean any bankruptcy, reorganization, moratorium, delinquency, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction in effect at any time during the term of this Agreement.”

“Interest Period” means, for the Loan, (i) an initial period beginning on the Funding Date for the Loan and ending on the last day of the calendar month in which such Funding Date occurs; and (ii) subsequent consecutive periods thereafter, beginning on the first day of each subsequent calendar month and ending on the earlier of (x) the last day of the same calendar month in which such Interest Period began and (y) the applicable Maturity Date.

“Investment Company Act” means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

“Lender” means Springleaf Finance Corporation

“LIBOR Rate” means, with respect to each day on which the Loan is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate appearing on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time on such day (rounded up to the nearest whole multiple of 1/16%), as the rate for dollar deposits with a maturity of one (1) month; provided that if such rate does not appear on Reuters Screen LIBOR01 Page, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Lender in its sole discretion and communicated to Borrower with fifteen (15) days prior written notice. Notwithstanding anything to the contrary herein, Lender shall have the sole discretion to re-set the LIBOR Rate on a daily basis.

“Lien” means with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.

“Liquidity” means with respect to any Person, the sum of (i) its unrestricted cash, plus (ii) its unrestricted Cash Equivalents, plus (iii) equity in whole pool agency securities, plus (iv) the aggregate amount of unused capacity available to such Person (taking into account applicable haircuts) under committed mortgage loan warehouse and similar facilities for which such Person has unencumbered eligible collateral to pledge thereunder. For the avoidance of doubt, such unrestricted cash shall not include any cash collateral of such Person in respect of letter of credit obligations of such Person, and to the extent a letter of credit obligation of such Person is only partially cash collateralized, only that portion of the letter of credit that represents cash collateral shall be excluded from the definition of Liquidity hereunder.

“Loan” shall mean the loan made by the Lender to the Borrower on the Funding Date pursuant to the terms of this Agreement.

“Margin Account” shall be an account established and maintained as a sub-account of the Collateral Account for the purpose of holding the Collateral Shortfall Amount in connection with a Margin Call pursuant to the terms of this Agreement.

“Margin Call” has the meaning set forth in Section 2.06.

“Market Value” means, with respect to any Depositor Reserve Account Rights, the value ascribed to such asset by the Lender in its sole discretion, as marked to market as often as daily. The Lender’s determination of Market Value shall be conclusive upon the parties, absent manifest error on the part of the Lender. The Borrower acknowledges that the Lender’s determination of Market Value is for the limited purpose of determining Collateral Value for lending purposes hereunder without the ability to perform customary purchaser’s due diligence and is not necessarily equivalent to a determination of the fair market value of the Depositor Reserve Account Rights achieved by obtaining competing bids in an orderly market in which the Borrower is not in default under a revolving debt facility and the bidders have adequate opportunity to perform customary due diligence. For the purpose of determining the related Market Value, the Lender shall have the right to use either the Borrower’s valuation of the Depositor Reserve Account Rights or the Lender’s valuation, or both.

“Material Adverse Effect” shall mean a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under any of the Facility Documents to which it is a party, (c) the validity or enforceability of any of the Facility Documents, (d) the rights and remedies of the Lender under any of the Facility Documents, (e) the timely repayment of the Loan or payment of other amounts payable in connection therewith, (f) the Collateral or (g) the validity, perfection, priority or enforceability of the Lender’s security interest in the Collateral.

“Maturity Date” means, with respect to each Component of the Loan, the date set forth corresponding to such Component in Section 2.02 hereof.

“Monthly Settlement Date” means the twelfth (12th) day of each calendar month or, if such twelfth (12th) day is not a Business Day, the first Business Day thereafter, commencing September 2014.

“Moody’s” means Moody’s Investors Service, Inc. or its successor in interest.

“Net Worth” shall mean, with respect to any Person, the excess of total assets of such
Person, over total liabilities of such Person, determined in accordance with GAAP.

“Non-Recourse Indebtedness” shall mean, with respect to any Person, Indebtedness that is specifically advanced to finance the acquisition of property or assets and secured only by the property or assets to which such Indebtedness relates without recourse to such Person (other than subject to such customary carve-out matters for which such Person acts as a guarantor in connection with such Indebtedness, such as bad boy acts, fraud, misappropriation, breach of representations and warranty, misapplication, and environmental matters); provided that, notwithstanding the foregoing, if any Indebtedness that would be Non-Recourse Indebtedness but for the fact that such Indebtedness is made with recourse to other assets or such entity, then only the portion of such Indebtedness that is recourse to such other assets or such entity shall be deemed not to be Non-Recourse Indebtedness, and all other Indebtedness shall be deemed to be Non-Recourse Indebtedness.

“Note” means the promissory note of the Borrower issued to the Lender, in substantially the form of Exhibit 2.02(a), as amended from time to time, and any replacement thereof or substitution therefor.

“Obligations” means the Aggregate Outstanding Loan Amount, all accrued interest thereon and all other amounts payable by the Borrower to the Lender pursuant to this Agreement, the Note or any other Facility Document.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes arising from any payment made hereunder or under any other Facility Document or from the execution, delivery or enforcement of this Agreement or any other Facility Document.

“Outstanding Loan Amount” means, with respect to each Component at any time, the original principal balance of such Component funded by the Lender on the Funding Date, minus the aggregate amount of payments received by the Lender prior to such time and applied to reduce the principal amount of such Component.

“Participant” has the meaning set forth in Section 9.04.

“Person” means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.

“Prepayment Notice” means a notice substantially in the form of Exhibit 2.07.

“Prime Rate”: The rate of interest most recently published in the Money Rates section of
The Wall Street Journal from time to time as the Prime Rate in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Lender) or any similar release by the Federal Reserve Board (as determined by the Lender). Any change in such prime rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Repayment Notice” means a notice substantially in the form of Exhibit 2.06(c).

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Reserve Account” has the meaning assigned to such term in the applicable Indenture.

“Responsible Officer” means (a) with respect to the Borrower, the chief executive officer, president, chief financial officer, treasurer, assistant vice president, assistant treasurer, secretary or assistant secretary of the Borrower, or any other officer having substantially the same authority and responsibility; provided, that with respect specifically to the obligations of the Borrower set forth in Section 7.01(i) hereof, only the chief financial officer, treasurer, assistant treasurer, or comptroller of the Borrower shall be deemed to be a Responsible Officer; and (b) with respect to the Lender, a lending officer charged with responsibility for the day to day management of the relationship of such institution with the Borrower.

“Restricted Payment” shall mean with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, warrants, options or rights therefor) issued by such Person, which may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

“S&P” means Standard & Poor’s, a division of The McGraw Hill Companies, Inc.

“Securitization” shall mean any of the 2011-1 Securitization, 2012-1 Securitization,
2012-2 Securitization, 2012-3 Securitization, 2013-1 Securitization, 2013-2 Securitization and
2013-3 Securitization, as the context may require.

“Subsidiary” means a corporation of which a Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

“Tangible Net Worth” shall mean, with respect to any Person as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, deferred taxes, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition; provided further that Tangible Net Worth shall not include any restricted cash of such Person which represents cash collateral in respect of letter of credit obligations of such Person, and to the extent the letter of credit obligation of such Person is only partially cash collateralized, only that portion of the letter of credit that represents cash collateral shall be excluded from the definition of Tangible Net Worth hereunder.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Indebtedness” shall mean with respect to any Person, for any period, the aggregate Indebtedness of such Person and its Subsidiaries during such period, less the amount of any non- specific consolidated balance sheet reserves maintained in accordance with GAAP and less the amount of any Non-Recourse Indebtedness, including any securitization debt.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unmatured Event of Default” means any event that, with the giving of notice or lapse of time, or both, would become an Event of Default.

SCHEDULE 5.01

CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT

(a)    This Agreement has been duly executed by the parties hereto; (b)    The Note has been duly executed by the Borrower;

(c) The Side Letter, dated the date hereof, among the Lender, the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated has duly executed by the parties thereto;

(d) The Account Control Agreement has been duly executed by the parties thereto;

(e) A certificate of a secretary or assistant secretary of the Borrower, certifying the names and true signatures of the persons authorized on the Borrower’s behalf to sign, as applicable, this Agreement, the Notes and the other Facility Documents has been delivered by the Borrower in connection herewith to the Lender and its counsel (including the customary attachments to such secretary’s certificate including organizational documents, resolutions and good standing certificate);

(f) A certificate of a Responsible Officer of the Borrower, certifying as to the accuracy and completeness of each of the representations and warranties contained in each Facility Document to which the Borrower is a party and as to the absence of Default under such Facility Documents to which the Borrower is a party as of the Closing Date has been delivered to the Lender and its counsel;

(g) The certificate of formation of the Borrower, duly certified by the Secretary of State of Maryland, as of a recent date acceptable to the Lender has been delivered to the Lender and its counsel; and

(h) An Opinion of Counsel, delivered by outside counsel acceptable to the Lender in its reasonable discretion, opining as to: New York enforceability, corporate matters and non- contravention, security interest creation, perfection and priority, no material litigation, and the Investment Company Act of 1940 has been delivered to the Lender and its counsel.

(i)    A certificate of good standing of the Borrower, dated within five days of this
Agreement.

(j)    Resolutions of the board of the directors of the Borrower authorizing this
Agreement and the transactions contemplated hereby.

SCHEDULE 5.02

CONDITIONS PRECEDENT TO THE LOAN

(including, with respect to paragraphs (b)-(e) inclusive,
to the automatic continuation of the Loan upon the conclusion of an Interest Period)

(a)    On the Funding Date, the following statements shall be true (and the Borrower shall have certified in an certificate signed by a Responsible Officer of the Borrower that):

(i) the representations and warranties set forth in Article VI are true and correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have true and correct as of such date);

(ii)    the Borrower is in compliance with all covenants set forth in Article VII;

(iii)    all conditions precedent to the making of the Loan have been satisfied; and

(iv)    no Default or Event of Default has occurred and is continuing, or would result from the Loan;

(b)    the Initial Aggregate Loan Amount shall be not less than $[     ];

(c) the Borrower shall have entered into (i) that certain letter agreement, dated on or about August 29, 2014, among the Borrower, the Lender and certain affiliates of the Lender, pursuant to which the Borrower purchased the Depositor Reserve Account Rights and the Lender or its affiliates shall have received the applicable purchase price thereunder, (ii) those certain note purchase agreements, dated on or about August 29, 2014, in connection with the sale of the notes relating to the Securitizations and (iii) the transactions contemplated by the note purchase agreements in the foregoing clause (ii) shall have been consummated; and

(d) all Facility Documents shall continue to be in full force and effect in all material respects.

SCHEDULE 7.01(i)

REQUIRED INVESTOR REPORTS

[SFC to advise if any reports will be reqiured.] Address for delivery of monthly reports:
[     ]

SCHEDULE 11.02

NOTICES

The Borrower:

[    ]
[    ]

The Lender:

Springleaf Finance Corporation
[     ]

EXHIBIT 2.02(a)

FORM OF PROMISSORY NOTE

August [ ], 2014

$

New York, New York

FOR VALUE RECEIVED, [ ], a [ ] organized under the laws of the state of California (the “Borrower”), hereby promises to pay to the order of SPRINGLEAF FINANCE CORPORATION (the “Lender”), at the principal office of the Lender at[                ], in lawful money of the United States, and in immediately available funds, the principal sum of [ ] ($[ ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower under the Loan and Security Agreement, dated August [ ] 2014 (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), between the Lender and the Borrower), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the Aggregate Outstanding Loan Amount of the Loan, at such office, in like money and funds, for the period commencing on the date of the Loan until the Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

The date, amount and interest rate of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loan made by the Lender.

This Note is the Note referred to in the Loan Agreement and evidences the Loan made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

The Borrower agrees to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of the Lender's counsel) in respect of this Note when incurred as required by Section 10.01 of the Loan Agreement.

Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower’s obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401
OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS NOTE). THE BORROWER HEREBY SUBMITS TO THE NON- EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT IN THE BOROUGH OF MANHATTAN AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE BORROWER HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THE LOAN AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR
ELECTRONIC NOTICE TO THE LENDER. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY OTHER JURISDICTION.

THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

[BORROWER] By:
Name: Title:

SCHEDULE OF LOAN COMPONENTS

This Note evidences Loan made under the within-described Loan Agreement to the Borrower, on the Funding Date, the Loan Amount of each Component of the Loan and the applicable interest rates set forth below, and subject to the payments and prepayments of principal set forth below:

Component	Principal Amount of Component of the Loan	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

EXHIBIT 2.06(c)

FORM OF REPAYMENT NOTICE

[ ], 20

TO:    The Lender as defined in the Loan Agreement referred to below

Reference is hereby made to the Loan and Security Agreement, dated as of August [    ], 2014 (as heretofore amended, the “Loan Agreement”), between [ ], as borrower (the “Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

The Borrower hereby notifies you that, pursuant to Section 2.06(c) of the Loan Agreement, it shall make a repayment of the Loan outstanding under the Loan Agreement to the Lender on [     ], 20 in the amount of $ and shall be applicable to the following Components as follows:

[IDENTIFY COMPONENT AND AMOUNT OF PREPAYMENT ALLOCATION]

Also included in the repayment amount shall be accrued and unpaid interest, in the amount of $_     .

The undersigned has caused this Repayment Notice to be executed and delivered by its duly authorized officer this      day of         , 20 .

[         ], as the Borrower

By:	Name:
Title:

EXHIBIT 2.07

FORM OF PREPAYMENT NOTICE
[ ], 20

TO:    The Lender as defined in the Loan Agreement referred to below

Reference is hereby made to the Loan and Security Agreement, dated as of August [    ], 014 (as heretofore amended, the “Loan Agreement”), between [ ], as borrower (the Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

The Borrower hereby notifies you that pursuant to and in compliance with Section 2.07 of the Loan Agreement, it shall make a prepayment of Loan outstanding under the Loan Agreement on [ ], 20 in the amount of $ .

[IDENTIFY COMPONENT AND AMOUNT OF PREPAYMENT ALLOCATION]

Also included in the prepayment amount shall be accrued and unpaid interest, in the amount of $_ .

The undersigned has caused this Prepayment Notice to be executed and delivered by its duly authorized officer this      day of         , 20 .

[         ], as the Borrower

By:	Name:
Title:

EXHIBIT 7.01

FORM OF COMPLIANCE CERTIFICATE

Springleaf Finance Corporation
[         ] [     ] Attn:

Re:     Loan Agreement Reporting Date

Reference is made to the Loan and Security Agreement (the “Loan Agreement”)
dated as of August [ ], 2014, as amended, and now in effect by and between [ ], as borrower (the “Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

Pursuant to Section 7.01(g) of the Loan Agreement, the Borrower is furnishing to you herewith (or has recently furnished to you) the financial statements of the Borrower for the fiscal period ended as of the reporting date shown above (the “Reporting Date”). Such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Borrower covered thereby at the date thereof and the results of its operations for the period covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.

Each of the undersigned Responsible Officers of the Borrower has caused the provisions of the Loan Agreement to be reviewed and certifies to the Lender that: (a) the undersigned has no knowledge of any Default or Event of Default, (b) attached hereto as Schedule 1, Schedule 2 and Schedule 3 are the representations of the Borrower and computations necessary to determine that each of the Borrower, as applicable, is in compliance with the provisions of the Loan Agreement as of the Reporting Date referenced thereon, and (c) to the best of the undersigned’s knowledge no event has occurred since the date of the most recent financial statements upon which such covenant compliance was calculated that would cause the Borrower, to no longer be in compliance with said provisions.

The statements made herein (and in the Schedules attached hereto) shall be deemed to be representations and warranties made in a document for the purposes of Section 6.01(q) of the Loan Agreement.

SCHEDULE 1
To form of Compliance Certificate

1.     Consolidated Tangible Net Worth of the Borrower (Section 7.01(t)):

As of the close of business for the [calendar month][quarter] ended     ,     the
Borrower was in compliance with the financial covenant set forth in Section 7.01(t).

2.     Consolidated Liquidity of the Borrower (Section 7.01(t)).

As of the close of business for the [calendar month][quarter] ended     ,the Borrower was in compliance with the financial covenant set forth in Section 7.01(t).

3.     Financial Covenants:

Attached as Schedule 2 to this Compliance Certificate are (i) the Statement of Consolidated Liquidity as of the close of business on the Business Day immediately preceding the date such certificate is delivered demonstrating Borrower’s compliance with the Financial Covenants and (ii) the calculations demonstrating the Borrower’s compliance with the Financial Covenants.

SCHEDULE        2
To form of Compliance Certificate

1.     Calculation: Consolidated Tangible Net Worth of the Borrower
(Section 7.01(t)):

[     ]

2.     Consolidated Liquidity of the Borrower (Section 7.01(t)):

[     ]

SCHEDULE 3
To form of Compliance Certificate

1.     Calculation: consolidated tangible net worth of the Borrower:

[     ]

2.     Consolidated Liquidity of the Borrower:

[     ]

EXHIBIT B

Side Letter Relating to SMLT 2013-3 Call Rights

11

NINETEENTH STREET FUNDING LLC
601 N.W. Second Street
Evansville, Indiana 47708

August [ ], 2014

Credit Suisse Securities (USA) LLC Eleven Madison Avenue, 4th Floor New York, New York 10010

Re:    Assignment of Optional Termination Rights

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is entered into by and between Nineteenth Street Funding LLC (the “Depositor”) and Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) in connection with the sale by the Depositor, and the purchase by the Initial Purchaser, on the date hereof (the “Settlement Date”), of certain Notes and Trust Certificates (together, the “Securities”) issued by Springleaf Mortgage Loan Trust 2013-3.

The Springleaf Mortgage Loan Trust 2013-3, Mortgage-Backed Notes were issued pursuant to an Indenture dated as of October 9, 2013 (the “Indenture”), by and among Springleaf Mortgage Loan Trust 2013-3, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association as indenture trustee. The Trust Certificates were issued pursuant to a Trust Agreement dated as of October 9, 2013 (the “Trust Agreement”) among the Depositor, each member of the board of trustees of the Trust and Wells Fargo Bank, N.A. as paying agent and certificate registrar, Wilmington Trust, National Association as owner trustee. Capitalized terms used but not defined herein have the meanings ascribed to them in the Indenture.

In connection with the sale of the Securities by the Depositor, the consideration for which will be paid to the Depositor in immediately available funds pursuant to a note purchase agreement among the Depositor, the Initial Purchaser and Springleaf Finance Corporation, the Depositor desires to sell, assign and transfer to the Initial Purchaser, all of the Depositor’s rights under Section 8.05 and Section 8.06 of the Indenture to purchase all of the remaining Mortgage Loans and REO Properties in the Trust and thereby retire the Notes (such right, the “Optional Termination Rights”).

In consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. Assignment of Clean-up Call Rights. On the date hereof, the Depositor hereby sells, assigns and transfers to the Initial Purchaser, and the Initial Purchaser hereby purchases, all of the Depositor’s Optional Termination Rights under Section 8.05 and Section 8.06 of the Indenture.

SECTION II. Counterparts. This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. A facsimile, electronic, or photocopy signature on this Agreement or any notice delivered hereunder shall have the same legal effect as an original signature.

SECTION III. Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION IV. Waivers; Amendment. No term or provision of this Letter Agreement may be waived unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. This Letter Agreement may not be amended, modified or altered unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

SECTION V. Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any person into which a party may be merged or consolidated (or any person resulting from any merger or consolidation involving such party), any person resulting from a change in form of a party or any person succeeding to the business of such party shall be considered the “successor” of such party hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. The Initial Purchaser may assign some or all of its rights under this Agreement without the consent of the Depositor.

SECTION VI. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Letter Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Letter Agreement and shall in no way affect the validity or enforceability of the other provisions of this Letter Agreement.

SECTION VII. Exhibits. All exhibits and any other addenda or supplements hereto are incorporated herein and made a part hereof.

SECTION VIII. Further Assurances. Each party to this Letter Agreement agrees to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request to effect the purpose and carry out the terms of this Letter
Agreement.

SECTION IX. The Depositor hereby directs U.S. Bank National Association as trustee to execute this Letter Agreement dated as of the date hereof.

2

[Signature Page Follows]

3

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and NRZ in accordance with its terms.

Very truly yours,

NINETEENTH STREET FUNDING LLC

By:
Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

This Letter Agreement is hereby acknowledged by:

WELLS FARGO BANK, N.A., as paying agent and note registrar

By:
Name:
Title:

This Letter Agreement is hereby acknowledged by:

U.S. BANK NATIONAL ASSOCIATION, as indenture trustee

By:
Name:
Title:

5

EXHIBIT C

REPRESENTATION AND WARRANTY SIDE LETTER AGREEMENT

SPRINGLEAF FINANCE CORPORATION
601 N.W. Second Street
Evansville, Indiana 47708

August [     ], 2014

[Security Holder]

Re:    Representations and Warranties in Springleaf Mortgage Loan Trust
    [     ]

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is entered into by and between
Springleaf Finance Corporation (“SFC”) and [ ], who is the holder of certain securities issued by Springleaf Mortgage Loan Trust [ ] (each, a “Trust” and such holder, the “Security
Holder”) issued pursuant to the indentures identified on Schedule 1 (the “Indentures”) and relates to certain obligations contained in the related Mortgage Loan Purchase Agreements. Capitalized terms used but not defined herein shall have the meanings given to them in the Indentures.

SECTION I. Representations and Warranties and Examination of Mortgage Files with Respect to the Mortgage Loans. With respect to any termination of a Trust (a “Trust Collapse”) and the holding of the related underlying Mortgage Loans by the Security Holder, the Security Holder and SFC hereby agree that (a) the Security Holder shall, notwithstanding such Trust Collapse, be entitled to the benefit of the representations and warranties set forth in Section 7(a) of the respective Mortgage Loan Purchase Agreement applicable to such Trust as though the Mortgage Loan Purchase Agreement were still in effect and the Security Holder was a party thereto, (b) SFC shall be obligated to repurchase or substitute Mortgage Loans as a result of breaches of such representations and warranties subject to and in accordance with Section 7(c) of such Mortgage Loan Purchase Agreement, (c) with respect to any missing or defective Mortgage Loan document, SFC shall be obligated to cure or repurchase a Mortgage Loan subject to and in accordance with Section 5 of such Mortgage Loan Purchase Agreement; provided, however, with respect to (a) through (c) above, (i) the requirement of SFC to repurchase a Mortgage Loan for failure to deliver any missing document or cure a defect or breach with respect to a Mortgage File shall only apply to the extent that the Custodian holding such Mortgage Loan as of the date hereof remains the Custodian continuously until the date on which the request for repurchase is made, (ii) SFC shall have no repurchase obligation as contemplated in clause (c) above with respect to any Mortgage Loan, the Mortgage File for which (or portion thereof) has been released by the Custodian pursuant to the terms of the related Custodial Agreement on or after August 29, 2014 at the request of anyone other than SFC or the related Depositor, irrespective of whether such Mortgage File or any portion thereof has been returned to the Custodian, (iii) SFC’s repurchase obligation with respect to missing or defective Mortgage Loan documents shall be limited to the circumstances set forth in Section 5 of the related Mortgage Loan Purchase Agreement and shall not arise as a result of a decrease in

12

value of a Mortgage Loan in the whole loan market resulting from such missing or defective Mortgage Loan document, (iv) any representations and warranties of which the Security Holder shall become the beneficiary as contemplated by this Section I shall not be assignable under any circumstances whatsoever by the Security Holder or any successor in interest to the Security Holder and (v) notwithstanding that SFC is agreeing hereunder to make the Security Holder the beneficiary of certain representations and warranties under the Mortgage Loan Purchase Agreements, the Security Holder acknowledges and agrees that (1) SFC is not hereby making, and shall not be deemed to have made, new representations and warranties nor be deemed to have undertaken any new repurchase obligations as of the date hereof or as of any date of termination of a Trust, (2) with respect to any Trust, the Security Holder agrees that it shall only have the benefits of this Section I at such time as it has submitted such Trust Certificate for cancellation and is the sole owner of the related Mortgage Loans and that it will no longer have the benefits of this Section I if it is no longer the sole owner of such Mortgage Loans or if any notes or other similar instruments, other than the Notes issued on the Closing Date of the related Indenture, have been issued under the Indenture and (3) the representations and warranties of which the Security Holder becomes the beneficiary hereunder shall only remain in effect and be enforceable by the Security Holder against SFC until the date on which the statute of limitations applicable to claims for breach of contract relating to such representations and warranties or repurchase obligations governed by New York law, as measured from the original Closing Date set forth in the related Indenture, has expired, it being the intention of the parties that the Security Holder not be able to bring a claim for breach of such representations and warranties or repurchase obligation on any date after the date on which the Indenture Trustee under the applicable Indenture could have brought such claim under the related Mortgage Loan Purchase Agreement and (z) the Security Holder acknowledges and agrees that nothing contained in this Section I shall confer upon it any rights unless and until a Trust has been terminated. For illustrative purposes only with respect to clause (v)(3) above, if a Trust with an original closing date of September 15, 2011 is terminated and assuming the statute of limitations applicable to claims for breach of contract relating to breaches of representations and warranties governed by New York law is assumed to be six (6) years, the Security Holder would be barred from making a claim for breach of representations and warranties after September 14, 2017, assuming that the statute of limitations with respect to such claim began to run on September 15, 2011.

SECTION II. Counterparts. This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. A facsimile, electronic, or photocopy signature on this Agreement or any notice delivered hereunder shall have the same legal effect as an original signature.

SECTION III. Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION IV. Waivers; Amendment. No term or provision of this Letter Agreement may be waived unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. This Letter Agreement may not be amended, modified or altered unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

13

SECTION V. Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any person into which a party may be merged or consolidated (or any person resulting from any merger or consolidation involving such party), any person resulting from a change in form of a party or any person succeeding to the business of such party shall be considered the “successor” of such party hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto.

SECTION VI. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Letter Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Letter Agreement and shall in no way affect the validity or enforceability of the other provisions of this Letter Agreement.

SECTION VII. Schedules. All schedules and any other addenda or supplements hereto are incorporated herein and made a part hereof.

SECTION VIII. Further Assurances. Each party to this Letter Agreement agrees to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request to effect the purpose and carry out the terms of this Letter Agreement.

[Signature Page Follows]

14

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among SFC and Nationstar in accordance with its terms.

Very truly yours,

SPRINGLEAF FINANCE CORPORATION

By:
Name:
Title:

The foregoing Letter Agreement is hereby confirmed and accepted as of the date first above written.

[SECURITY HOLDER]

By:
Name:
Title:

EXHIBIT C

DUE DILIGENCE MATRIX Springleaf

Product: Seasoned loans from Springleaf 2011, 2012 and 2013 securitizations
Population size: 60,286 loans
Seasoning: >5years

Review Action	Due Diligence Scope	Sample Size	Estimated Cost
Data Comparison	Review statistically significant sample of the modified loans to confirm relevant modification terms and PPM fields	371 loans	$16,695
Compliance Review	No new compliance review. Obtain reliance letters on up to 3 deals	N/A	$220,935
Collateral Review/Legal Docs	An independent review of exception reports provided by the custodian	100%	$0
Property Review HDI	Order HDI values for all loans. Values will be used for current LTV tables included in PPMs	100%	$122,910
BPOs	Order BPOs on statistically relevant sample of loans to reconcile HDI values	1,500 loans	$127,500
FICO Scores	New FICOs ordered on all loans and disclosed in PPM	100%	$399,458
Pay History Review	Review for the accuracy of the paystring on a statistically significant sample of loans	2,560 loans	$76,800
Lien Search	Review outstanding liens on a statistically significant sample of loans	2,560 loans	$12,800
Collection Comments Review	For 60+ DQ loans, review the comments for the willingness and ability of the borrower to pay. Note issues such as property damage, title issues and litigation	3,168 loans	$110,880

EXHIBIT D

Representations and Warranties

1. Information. The information set forth on the mortgage loan schedule is true and correct in all material respects.

2. Ownership. The mortgage and the mortgage note is not assigned or pledged to any person and, immediately prior to the transfer thereof to the purchaser, the seller was the owner thereof. The seller has full right and authority to sell and assign such mortgage loan.

3. Mortgage Loan. With respect to each mortgage loan (other than a cooperative loan), the mortgage is a valid, subsisting and enforceable first lien on the mortgaged property, including all buildings, fixtures, installations and improvements to the mortgaged property.

4. Title Insurance. With respect to each mortgage loan greater than $5,000 in unpaid principal balance, other than a mortgage loan in the State of Oklahoma with less than $25,000 in unpaid principal balance, the mortgage will be covered within 120 days from the settlement date by (a) a title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the mortgaged property is located, insuring, subject only to exceptions acceptable to prudent lending institutions in the jurisdiction in which the mortgaged property is located, the Seller, its successors and assigns as to the lien priority of the mortgage specified in the mortgage loan schedule in the original principal amount of the mortgage loan, (b) a title opinion from an attorney licensed to practice in such jurisdiction in such form and substance as was acceptable to prudent mortgage lending institutions in the jurisdiction where the mortgaged property is located at the time of origination of the mortgage loan, or (c) such other form of title assurance as was acceptable to prudent mortgage lending institutions in the relevant jurisdiction (including blanket insurance coverage) at the time of origination of the mortgage loan. With respect to each mortgage loan in the State of Oklahoma with less than $25,000 in unpaid principal balance, only a title report will be obtained detailing outstanding liens against the related mortgaged property, and no title insurance policy will be obtained with respect to such mortgage loans.

5. Regulatory Compliance. As of the date of its origination, each mortgage loan complied in all material respects with all requirements of federal, state or local law relating to the origination of the mortgage loan.

6. No Litigation. There is no pending litigation relating to the mortgage loans or any action or proceeding directly involving the mortgaged property in which compliance with any environmental law, rule or regulation is an issue.

7. Servicing.	Each mortgage loan has been serviced in all material respects m compliance with accepted servicing practices and applicable law.

8. Taxes. As of the cut-off date, all property taxes which previously became due and owing have been paid.

EXHIBIT E

AGREEMENT REGARDING RESERVE ACCOUNTS

SPRINGLEAF FINANCE CORPORATION AND EACH “DEPOSITOR” IDENTIFIED ON
SCHEDULE I HERETO
601 N.W. Second Street
Evansville, Indiana 47708

August [ ], 2014

Credit Suisse Securities (USA) LLC Eleven Madison Avenue, 4th Floor New York, New York 10010

Re: Agreement Regarding Reserve Accounts

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is entered into by and among each of the entities identified as a “Depositor” on Schedule I hereto (each, a “Depositor” and collectively, the “Depositors”), Springleaf Finance Corporation (“SFC”) and Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) in connection with the sale by each Depositor, and the purchase by the Initial Purchaser on or about August 29, 2014 (the “Settlement Date”), of the securities issued in book-entry form (the “Book-Entry Notes”) previously issued by the corresponding securitization trust identified on Schedule I attached hereto (each, a “Trust” and collectively the “Trusts”). In addition, on the Settlement Date, the Initial Purchaser will acquire from the applicable Depositor (or an affiliate thereof), the trust certificates relating to the Trusts (the “Trust Certificates”) and the Class R Notes (the “Class R Notes”) previously-issued by the Trust. The Book-Entry Notes and Class R Notes are referred to herein as the “Notes”. The Notes and the Trust Certificates are referred to herein as the “Securities”.

The Notes were issued pursuant to the corresponding indenture identified on Schedule I attached hereto (each an “Indenture” and collectively, the “Indentures”). Capitalized terms used but not defined herein have the meanings ascribed to them in the applicable Indenture.

In connection with the sale of the Securities by the applicable Depositor, the consideration for which will be paid to such Depositor in immediately available funds pursuant to a note purchase agreement among the applicable Depositor, the Initial Purchaser and SFC, each Depositor desires to sell, assign and transfer to the Initial Purchaser, all of such Depositor’s rights under the Reserve Account relating to the applicable Trust and the Initial Purchaser desires to purchase all of such Depositor’s rights under such Reserve Account on the Settlement Date; it being understood that each Depositor’s rights under the related Reserve Account consist of the rights to receive any investment earnings on each Payment Date, as well as all amounts remaining in such Reserve Account on the Payment Date on which the aggregate Note Amount of the Class A, Class M and Class B Notes for the related Trust have been reduced to zero pursuant to Section 3.01(d)(ii) of the related Indenture (with respect to each Depositor, the “Depositor Reserve Account Rights”). In connection with the purchase of each Depositor’s rights under the related Reserve Account by the Initial Purchaser, SFC shall agree to provide financing to a single third party investor designated by the Initial Purchaser and approved by SFC (such purchaser, the “Reserve Accounts Purchaser”) on the terms set forth in the form of Loan and Security Agreement attached hereto as Exhibit A (the “Loan Agreement”). If SFC determines in its sole discretion that such investor is not a creditworthy counterparty, SFC shall, upon request of the Initial Purchaser, provide such financing on a recourse basis to (i) the Initial Purchaser or (ii) a broker-dealer registered under the Securities Exchange Act of 1934, as amended, reasonably acceptable to SFC, in each case, as intermediary.

In consideration of the promises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. Assignment of Depositor Reserve Account Rights. On the date hereof, each Depositor hereby sells, assigns and transfers, all of its Depositor Reserve Account Rights to the Initial Purchaser and the Initial Purchaser hereby purchases all such Depositor Reserve Account Rights. The consideration to be paid to the Depositors by the Initial Purchaser for the sale of the Depositor Reserve Account Rights will be a portion of the aggregate purchase price to be paid to SFC, the Depositors or their designee pursuant to the terms of that certain commitment letter dated August 6, 2014, among SFC, the Depositors and the Initial Purchaser. To the extent that SFC is financing the purchase of some or all of the Depositor Reserve Account Rights pursuant to the Loan Agreement, the Initial Purchaser shall pay the Depositors or their designee that portion of the Purchase Price, net of the SFC financed amounts. Beginning on the Settlement Date, the Initial Purchaser hereby instructs the Paying Agent to continue to invest amounts on deposit in each Reserve Account as they are currently invested; provided, that, on any date following the Settlement Date, the Initial Purchaser may direct the Paying Agent, in writing, to invest amounts on deposit in each Reserve Account in other Permitted Investments. Earnings from any such investments following the Settlement Date shall be for the benefit of the Initial Purchaser and any risk of loss of moneys on deposit in the applicable Reserve Account resulting from such investments shall be borne by and be the risk of the Initial Purchaser. The Initial Purchaser hereby instructs the Paying Agent that any amounts remaining on deposit in the applicable Reserve Account on and after the Settlement Date to be paid pursuant to Section
3.01(d)(ii) of each Indenture, shall be paid by wire to the following account:
[Insert account information for an account owned by the Initial Purchaser] SECTION II. Financing by SFC.    To the extent that SFC is financing the
purchase of some or all of the Depositor Reserve Account Rights pursuant to the Loan
Agreement, the related Depositors and the Reserve Accounts Purchaser or the Initial Purchaser, as applicable, will enter into a separate side letter agreement, acknowledged by the Indenture Trustee and Paying Agent, related to such financing and acknowledging SFC’s security interest in such Depositor Reserve Account Rights. The aggregate loan amount to be provided by SFC for the purchase of some or all of the Depositor Reserve Account Rights shall not exceed $70 million in the aggregate.

SECTION III. Counterparts. This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. A facsimile, electronic, or photocopy signature on this Agreement or any notice delivered hereunder shall have the same legal effect as an original signature.

SECTION IV. Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE

2

OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION V. Waivers; Amendment. No term or provision of this Letter Agreement may be waived unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. This Letter Agreement may not be amended, modified or altered unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

SECTION VI. Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any person into which a party may be merged or consolidated (or any person resulting from any merger or consolidation involving such party), any person resulting from a change in form of a party or any person succeeding to the business of such party shall be considered the “successor” of such party hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. The Initial Purchaser may assign its rights to the Depositor Reserve Account Rights in one or more Trusts to one or more parties under this Agreement without the consent of the related Depositor, but with written notice to the related Depositor of such assignment.

SECTION VII. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Letter Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Letter Agreement and shall in no way affect the validity or enforceability of the other provisions of this Letter Agreement.

SECTION VIII. Exhibits. All exhibits and any other addenda or supplements hereto are incorporated herein and made a part hereof.

SECTION IX. Further Assurances. Each party to this Letter Agreement agrees to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request to effect the purpose and carry out the terms of this Letter Agreement.

SECTION X. Each Depositor hereby directs U.S. Bank National Association as trustee to execute this Letter Agreement.

[Signature Page Follows]

3

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among each Depositor, SFC and the Initial Purchaser in accordance with its terms.

Very truly yours,

EIGHTH STREET FUNDING LLC

By:          Name: Rhonda Jenkins
Title: Assistant Treasurer

ELEVENTH STREET FUNDING LLC

By:          Name: Rhonda Jenkins
Title: Assistant Treasurer

TWELFTH STREET FUNDING LLC

By:          Name: Rhonda Jenkins
Title: Assistant Treasurer

FOURTEENTH STREET FUNDING LLC

By:          Name: Rhonda Jenkins
Title: Assistant Treasurer

FIFTEENTH STREET FUNDING LLC

By:          Name: Rhonda Jenkins
Title: Assistant Treasurer

SEVENTEENTH STREET FUNDING LLC By:
Name: Rhonda Jenkins
Title: Assistant Treasurer

NINETEENTH STREET FUNDING LLC By:
Name: Rhonda Jenkins
Title: Assistant Treasurer

SPRINGLEAF FINANCE CORPORATION By:
Name: Rhonda Jenkins
Title: Assistant Treasurer

5

The foregoing Letter Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC, as Initial
Purchaser

By:
Name:
Title:

Section I and Section II of this Letter Agreement is hereby acknowledged by:

WELLS FARGO BANK, N.A., as paying agent and note registrar

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as indenture trustee under each Indenture

By:
Name:
Title:

EXHIBIT A

Loan and Security Agreement

LOAN AND SECURITY AGREEMENT

dated as of [         ], 2014

among

[        ],
as Borrower, and
SPRINGLEAF FINANCE CORPORATION, as Lender

i

ARTICLE XI MISCELLANEOUS		30
Section 11.01	Amendments, Etc.	30
Section 11.02	Notices, Etc.	30
Section 11.03	No Wavier; Remedies	30
Section 11.04	Binding Effect, Assignability.	30
Section 11.05	GOVERNING LAW; SUBMISSION TO JURISDICTION	30
Section 11.06	Entire Agreement.	31
Section 11.07	Acknowledgement.	31
Section 11.08	Captions and Cross References.	31
Section 11.09	Execution in Counterparts.	31
Section 10.10	Confidentiality	31
Section 10.11	Survival	32

Schedules
Schedule I    Definitions
Schedule 5.01    Conditions Precedent to the Effectiveness of this Agreement
Schedule 5.02    Conditions Precedent to the Loan
Schedule 7.01(i)    Springleaf Finance Corporation Required Investor Reports
Schedule 11.02    Notices

Exhibits Exhibit 2.02(a) Form of Note Exhibit 2.06(c) Form of Repayment Notice Exhibit 2.07 Form of Prepayment Notice Exhibit 7.01 Form of Compliance Certificate

ii

This LOAN AND SECURITY AGREEMENT (as amended or supplemented from time to time, this “Agreement”) dated as of [ ], 2014, is between [ ], a [corporation]
organized under the laws of the state of [Maryland] (the “Borrower”) and SPRINGLEAF FINANCE CORPORATION, a corporation organized under the laws of the state of Indiana (the “Lender”).

BACKGROUND

The Borrower wishes to obtain financing for the acquisition of certain Depositor Reserve Account Rights (as defined herein), which Depositor Reserve Account Rights shall secure the Loan (as defined herein) to be made by the Lender hereunder.

The Lender has agreed, subject to the terms and conditions of this Agreement (as defined herein), to provide such financing to the Borrower.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01 Definitions; Construction.

(a)    Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Schedule I.

(b) All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

(c) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

(d) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

(e) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(f) The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”.

(g) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision

1

hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.02 Accounting Matters. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared in accordance with GAAP.

2

ARTICLE II

LOAN, BORROWING, PREPAYMENT

Section 2.01 Loan; Single Disbursement to Borrower. Subject to and upon the terms and conditions set forth herein, the Lender hereby agrees to make, and the Borrower hereby agrees to accept, the Loan on the Funding Date. The Borrower may request and receive only one (1) borrowing hereunder in respect of the Loan to be disbursed on the Funding Date and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. The Borrower acknowledges and agrees that the Loan shall have been fully funded as of the Closing Date.

Section 2.02 Components of the Loan. For purposes of determining the Maturity Date of the Loan, allocating the Collateral to the Loan and certain computations set forth herein, the Loan shall be divided into seven components (each, a “Component”) designated as “Component
2011-1”, “Component 2012-1”, “Component 2012-2”, “Component 2012-3”, “Component
2013-1 “Component 2013-2” and “Component 2013-3”. If an Event of Default has occurred and is continuing under this Loan Agreement, the Collateral relating to one Component shall be cross-collateralized with the Collateral relating to all of the other Components. The following table sets forth the initial principal balance of each Component, the corresponding portion of the Collateral and the applicable Maturity Date of each Component.

Component	Initial Principal Balance of each Component	Collateral	Maturity Date
Component 2011-1	$[ ]	Depositor Reserve Account Rights related to the 2011-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2011-1 Securitization can be terminated and (ii) the date on which the 2011-1 Securitization is terminated.
Component 2012-1	$[ ]	Depositor Reserve Account Rights related to the 2012-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-1 Securitization can be terminated and (ii) the date on which the 2012-1 Securitization is terminated.
Component 2012-2	$[ ]	Depositor Reserve Account Rights related to the 2012-2 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-2 Securitization can be terminated and (ii) the date on which the 2012-2 Securitization is terminated.
Component 2012-3	$[ ]	Depositor Reserve Account Rights related to the 2012-3 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2012-3 Securitization can be terminated and (ii) the date on which the 2012-3 Securitization is terminated.
Component 2013-1	$[ ]	Depositor Reserve Account Rights related to the 2013-1 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-1 Securitization can be terminated and (ii) the date on which the 2013-1 Securitization is terminated.

3

Component 2013-2	$[ ]	Depositor Reserve Account Rights related to the 2013-2 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-2 Securitization can be terminated and (ii) the date on which the 2013-2 Securitization is terminated.
Component 2013-3	$[ ]	Depositor Reserve Account Rights related to the 2013-3 Securitization	The earlier of (i) three (3) months after the earliest date on which the 2013-3 Securitization can be terminated and (ii) the date on which the 2013-3 Securitization is terminated.

Section 2.03 Note.

(a) The Loan made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit 2.02(a) hereto (the “Note”), dated the date hereof, payable to the Lender in a principal amount equal to the Initial Aggregate Loan Amount.

(b) The date, amount, and interest rate of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, noted by the Lender on the grid attached to the Note or any continuation thereof, provided, that any failure of the Lender to make any such recordation or notation shall not affect the obligations of the Borrower to make a payment when due of any amount hereunder or under the Note in respect of the Loan.

Section 2.04 Interest. Interest accrued on the Loan for each day during a related Interest Period shall be equal to the product of (A) the Aggregate Outstanding Loan Amount of the Loan on such day, (B) the sum of (i) the applicable LIBOR Rate for such day and (ii) the Applicable Margin and (C) 1/360. Interest shall be payable on each Monthly Settlement Date in arrears with respect to the Loan through the final day of each Interest Period (regardless of whether such day is a Business Day), such amount to be payable on each Monthly Settlement Date. The Lender shall determine the LIBOR Rate for the Loan, which may be reset on a daily basis, as set forth in the definition of “LIBOR Rate” and provide notice of such determination to the Borrower. The Lender shall also calculate the amount of interest or other amounts due to be paid by the Borrower from time to time hereunder (including in connection with any prepayment or repayment of the Loan permitted hereunder) and shall provide a written statement thereof to the Borrower at least two Business Days prior to the due date of such payments (or the relevant repayment or prepayment after having received a notice thereof); provided, that failure to provide such statements on a timely basis shall not relieve the Borrower of the obligation to pay any interest and principal due on the applicable payment date (based upon its good faith calculation of the amount due, such amount to be promptly reconciled after receipt of a subsequent statement from the Lender) and other such amounts hereunder promptly upon receipt of such statement.

Section 2.05 Alternate Rate of Interest. If on any Business Day, the Lender determines (which determination shall be conclusive absent manifest error) (a) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate; or (b) that the LIBOR Rate will not adequately and fairly reflect the cost to the Lender of making or maintaining the Loan; or (c) that it has become unlawful for it to honor its obligation to make or maintain the Loan hereunder using the LIBOR Rate, or maintaining the Loan included in any advance, then the Lender shall give notice thereof to the Borrower by telephone, facsimile, or other electronic means as promptly as practicable thereafter and, until the Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist, the Loan shall accrue interest, subject to the timely approval of the Borrower after receipt of notice of such revised rate, at a rate per annum equal to the Prime Rate.

4

Section 2.06 Mark to Market; Mandatory Repayment of Loan.

(a) The Borrower shall repay the applicable Outstanding Loan Amount with respect to each Component and all other amounts due under this Agreement in full on the applicable Maturity Date. The Loan may be prepaid in accordance with the terms of Section 2.07 hereof.

(b) If the Lender determines that the Collateral Value is less than the Aggregate Outstanding Loan Amount on such Business Day (such deficiency the “Collateral Shortfall Amount”), the Borrower shall within one (1) Business Day repay a portion of the Outstanding Loan Amount (including accrued Interest thereon), in an amount equal to the amount of the Collateral Shortfall Amount (including accrued interest) specified in the notice provided to the Borrower by the Lender or in the alternative, the Borrower shall have the right to deposit such amount in the Margin Account (such requirement a “Margin Call”). If an Event of Default has occurred and is continuing under this Agreement, the Lender shall have the right to withdraw amounts on deposit in the Margin Account and apply such amounts to satisfy the Obligations hereunder.

(c) The Borrower shall deliver a Repayment Notice with respect to each repayment of Outstanding Loan Amounts made pursuant to Section 2.06(b) by 10:00 a.m. (New York time) on the first Business Day following the date on which the Collateral Value is determined.

Section 2.07 Optional Prepayment. The Borrower may, at its option, prepay the Loan (and any Component) advanced hereunder in full or in part on any Business Day (each an “Optional Prepayment Date”). The Borrower shall deliver a Prepayment Notice with respect to each prepayment of Outstanding Loan Amounts (including any accrued interest on such prepaid amount) made pursuant to this Section 2.07 by 11:00 a.m. (New York time) at least two Business Days prior to such Optional Prepayment Date. Any such prepayment (including accrued interest) received by the Lender by 1:00 p.m. (New York City time) on such Optional Prepayment Date shall be applied by the Lender on such Business Day. Any such prepayment received by the Lender after 1:00 p.m. (New York City time) on such Optional Prepayment Date shall be applied by the Lender on the following Business Day.

5

ARTICLE III

PAYMENTS; COMPUTATIONS; TAXES; FEES

Section 3.01 Payments and Computations, Etc.

(a) Unless otherwise expressly stated herein, all amounts to be paid or deposited hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York time) on the day when due in lawful money of the United States of America in same day funds.

(b) The Borrower shall, to the extent permitted by law, pay interest on all amounts (including principal, interest and fees) due but not paid hereunder as provided herein, for the period from, and including, such due date until, but excluding, the date paid, at the applicable Default Rate, payable on demand; provided, however that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.

(c) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

(d) The Borrower agrees that the principal of, and interest on, the Loan shall be recourse obligations of the Borrower.

(e) All payments made by the Borrower under this Agreement shall be made without set-off or counterclaim.

(f) In the absence of direction from the Borrower, any payment of principal, interest and any other amounts made under this Agreement shall be applied first, to reduce any amounts due and owing under the Loan on such date of determination and second, shall be applied to reduce the principal balance of each Component in the order of the Maturity Date (earliest to latest) relating to such Components.

Section 3.02 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Facility Document shall to the extent permitted by Applicable Law be made free and clear of and without reduction or withholding for any Taxes. If, however, Applicable Law requires the Borrower to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with Applicable Law as determined by the Borrower upon the basis of the information and documentation to be delivered pursuant to subsection (d) below.

(ii) If the Borrower shall be required by Applicable Law to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Borrower shall withhold or make such required deductions, (B) the Borrower shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with Applicable Law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum

6

payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.02) the Lender receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Tax Indemnification. Without limiting the provisions of subsection (a) above or duplicating the payment obligations set forth therein, the Borrower shall, and does hereby, indemnify the Lender and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.02) otherwise imposed on the Lender, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Lender gives Borrower written evidence of the imposition or assertion of such Indemnified Taxes or Other Taxes and/or the incurrence of such penalties, interest or expenses, as the case may be.

(c) Evidence of Payments. Upon request by the Lender, after any payment of Taxes by the Borrower to a Governmental Authority as provided in this Section 3.02, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Applicable Law to report such payment or other evidence of such payment reasonably satisfactory to the Lender.

(d)    Status of Lender; Tax Documentation.

(i) The Lender shall deliver to the Borrower, at the time or times prescribed by Applicable Law or when reasonably requested by the Borrower, such duly and properly completed and executed documentation prescribed by Applicable Law or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower to determine (A) whether or not payments made hereunder or under any other Facility Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) the Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or any other Facility Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii) Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States,

(1) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower duly completed and executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower as will enable the Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(2) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (in such number of copies as shall be requested by the Borrower) on

7

or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) duly completed and executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)    duly completed and executed originals of Internal Revenue Service Form W-8ECI,

(III)    duly completed and executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed and executed originals of Internal Revenue Service Form W-8BEN, or

(V) duly completed and executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower to determine the withholding or deduction required to be made.

(e) The Lender shall (A) promptly notify the Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) cooperate, in its reasonable discretion, with Borrower to mitigate any requirement of Applicable Law of any jurisdiction in which the Borrower may be required to withhold or deduct any taxes from amounts payable to the Lender hereunder.

Section 3.03 Fees and Expenses.

The Borrower agrees to pay to the Lender all costs and expenses (including reasonable fees and expenses of the Lender’s counsel) incurred in connection with the execution of this Agreement (and any amendments thereto) and the Facility Documents (other than the Indentures).

8

ARTICLE IV

SECURITY INTEREST

Section 4.01 Security Interest. As security for the prompt payment and performance of all of its Obligations, the Borrower hereby assigns and pledges to the Lender, and grants a security interest to the Lender, all of the Borrower’s right, title and interest, in, to, and under, whether now owned or hereafter acquired, in all of the following, whether now or hereafter existing and wherever located: (i) the Depositor Reserve Account Rights and all rights and claims thereunder, (ii) the Collateral Account and all amounts on deposit therein from time to time and (iii) all monies due or to become due with respect to the foregoing and all proceeds of the foregoing (collectively, the “Collateral”).

Section 4.02 [Reserved].

Section 4.03 Authorization of Financing Statements. To the extent permitted by applicable law, the Borrower hereby authorizes the Lender to file any financing or continuation statements required to perfect, protect, or more fully evidence the Lender’s security interest in the Collateral granted hereunder. The Lender will notify the Borrower of any such filing (but the failure to deliver such notice shall not prejudice any rights of the Lender under this Section 4.03).

Section 4.04 Lend er’s Appointment as Att orney In F act .

(a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender’s discretion, if an Event of Default, shall have occurred and be continuing, for the purpose of carrying out the terms of this Agreement, to take any action on behalf of the Borrower pursuant to the Facility Documents and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following (subject to limitations contained in the related Indenture):

(i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due with respect to any of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such monies due with respect to any of the Collateral whenever payable;

(ii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all monies due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) in connection with the above, to give such discharges or releases as the Lender may deem appropriate; and (F) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and the Borrower’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do;

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney is a power coupled with an interest and shall be irrevocable but shall terminate upon release of the Lender’s security interest as provided in Section 4.05.

(b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 8.02(c) hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(c) The powers conferred on the Lender are solely to protect the Lender’s interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct; provided that the Lender shall exercise such powers only in accordance with the Acknowledgment Agreement.

Section 4.05 Release of Security Interest. Following an optional prepayment as set forth in Section 2.07 or upon termination of this Agreement and repayment to the Lender of all Obligations and the performance of all obligations under the Facility Documents (other than the Indentures), the Lender shall release its security interest in the related Collateral (in the case of an optional prepayment as set forth in Section 2.07) or in any remaining Collateral (in the case of a termination of this Agreement); provided that if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervener or conservator of, or a trustee or similar officer for the Borrower or any substantial part of its Property, or otherwise, this Agreement, all rights hereunder and the liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01 Conditions Precedent. The effectiveness of this Agreement is subject to the condition precedent that the Lender shall have received (or shall have waived, in writing, its right to receive) each of the items set forth in Schedule 5.01 (unless otherwise indicated) dated such date, and in such form and substance, as is satisfactory to the Lender.

Section 5.02 Further Conditions Precedent. The funding of the Loan hereunder shall in all events be subject to satisfaction (or written waiver by the Lender) of the further conditions precedent set forth in Schedule 5.02 as of the making of the Loan.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender that throughout the term of this Agreement (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true or correct as of such date):

(a) Organization and Good Standing. The Borrower has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and the Borrower now has, all necessary power, authority and legal right to own the Collateral.

(b) Due Qualification. The Borrower is duly qualified to do business, and has obtained all necessary material licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals to the extent that the failure to obtain or maintain such qualifications, licenses and approvals could reasonably be expected to have a Material Adverse Effect.

(c) Power and Authority, Due Authorization. The Borrower (i) has all necessary power and authority and legal right to (A) execute and deliver each of the Facility Documents to be executed and delivered by it in connection herewith, (B) carry out the terms of the Facility Documents to which it is a party, and (C) borrow the Loan and grant a security interest in the Collateral on the terms and conditions herein provided, and (ii) has taken all necessary corporate action to duly authorize (A) such borrowing and grant and (B) the execution, delivery, and performance of this Agreement and all of the Facility Documents to which it is a party.

(d) Binding Obligations. Each Facility Document to which the Borrower is a party, when duly executed and delivered by it will constitute, legal, valid and binding obligations of the Borrower enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) No Violation. Neither the Borrower’s execution and delivery of the Facility Documents nor the consummation of the transactions contemplated hereby and thereby will conflict with, result in any breach of (i) any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the Borrower’s organizational documents, or any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is otherwise bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (ii) any legal requirement applicable to it of any Governmental Authority having jurisdiction over it or any of its properties if such violation, individually, or in the aggregate, is reasonably likely to have a Material Adverse Effect.
(f) No Proceedings. There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any of its Affiliates or affecting any of their respective Property before any Governmental Authority, (1) as to which there is a reasonable likelihood of an adverse decision, and which, in the event of an adverse decision, would reasonably be likely to have a Material Adverse Effect, (2) which questions the validity or enforceability of any of the Facility Documents, or (3) which seeks to prevent the consummation of any of the transactions contemplated by any Facility Documents.

(g) Government Approvals. No authorization, consent, approval, or other action by, and no notice to or filing with, any court, governmental authority or regulatory body or other Person domestic or foreign is required for the Borrower’s due execution, delivery or performance of any Facility Document to which it is a party except for (i) consents that have been obtained in connection with transactions contemplated by the Facility Documents, (ii) filings to perfect the security interest created by this Agreement, and (iii) authorizations, consents, approvals, filings, notices, or other actions the failure to make could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(h) Solvency; Fraudulent Conveyance. The Borrower is Solvent and will not cease to be Solvent due to the Loan hereunder (both immediately before and after giving effect to the Loan). The amount of consideration being received by the Borrower after giving effect to the Loan by the Lender constitutes reasonably equivalent value and fair consideration for the Loan. The Borrower is not pledging any Collateral with any intent to hinder, delay, or defraud any of its creditors. As used herein, the term “Solvent” means, with respect to the Borrower on a particular date, that on such date (i) the most recently reported value of the assets of the Borrower, taking into account the fair value of assets accounted for on a fair value basis and the carrying value of other assets, is greater than the total amount of the most recently reported liabilities of the Borrower (including the fair value of liabilities reported on a fair value basis), (ii) after giving effect to the Loan, the Borrower is able to realize upon its assets and pay its debts and other liabilities as they mature, assuming an orderly disposition, and (iii) the Borrower does not have an unreasonably small capital with which to conduct its business.

(i)    [Reserved.]

(j) Accurate Reports. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Facility Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

(k)    No Default. No Event of Default has occurred and is continuing.

(l) Investment Company Act. The Borrower is not required to be registered as an “investment company”, or is a company controlled by an “investment company,” in each case,

under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Borrower is not subject to any Federal or state statute or regulation which limits its ability to incur indebtedness.

(m) Taxes. The Borrower has filed all United States federal tax returns and all other material tax returns that are required to be filed, and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower, except such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.

(n) Financial Statements.    The Borrower has heretofore furnished to the Lender a copy of its audited consolidated balance sheets and the audited consolidated balance sheets of its consolidated Subsidiaries, each as at [ ] with the opinion thereon of [    ], a copy of which has been provided to the Lender. The Borrower has also heretofore furnished to the Lender the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for the one year period ending [    ], setting forth in comparative form the figures for the previous year. All such financial statements are complete and correct in all material respects and fairly present the consolidated financial condition of the Borrower and its Subsidiaries and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP applied on a consistent basis.    Since [ ], there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect.

(o)    Chief Executive Office. The Borrower’s chief executive office on the date hereof is located at [     ].

(p)    Location of Books and Records. The Borrower keeps its corporate books and records at its chief executive office or a custodian’s offices.

(q)    Leverage Ratio; Liquidity; Tangible Net Worth; Profitability. (A) The ratio of the Borrower’s Total Indebtedness to Adjusted Tangible Net Worth as of the end of each month is not greater than [ ]:1 (B) the Borrower has Liquidity at the end of each month in an amount equal to or greater than $[ ], and (C) the Adjusted Tangible Net Worth of the Borrower is greater than $[    ].

Section 6.02 Representations Concerning the Collateral. The Borrower represents and warrants to the Lender that as of each day that the Loan is outstanding pursuant to this Agreement:

(a) The Borrower has not assigned, pledged, conveyed, or encumbered any Collateral to any other Person, and immediately prior to the pledge of any such Collateral, the Borrower was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all liens, and no Person, other than the Lender has any Lien on any Collateral.

(b) The provisions of this Agreement are effective to create in favor of the Lender a valid security interest in all right, title, and interest of the Borrower in, to and under the Collateral.

(c) The Lender has a duly perfected first priority security interest under the UCC in all right, title, and interest of the Borrower in, to and under, the Depositor Reserve Account Rights.

(d) Upon the filing of the appropriate financing statement in [New York], all filings and other actions necessary to perfect the security interest in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and the Facility Documents (other than the Indentures) create in favor of the Lender a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary to perfect such security interest have been duly taken. The Borrower is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Facility Documents.

(e) Immediately prior to entering into this Agreement, the Borrower has the full right, power and authority, to pledge the Depositor Reserve Account Rights, and the pledge of such Depositor Reserve Account Rights may be further assigned without any requirement, subject to the terms of this Agreement.

ARTICLE VII

COVENANTS

Section 7.01 Affirmative Covenants of Borrower. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full:

(a) Compliance with Laws, Etc. The Borrower will comply with all applicable Requirements of Law.

(b) Performance and Compliance with Facility Documents. The Borrower will comply with all terms, provisions, covenants and other promises required to be observed by it under each of the Facility Documents to which it is a party, maintain the Facility Documents to which it is a party in full force and effect in all material respects.

(c) Taxes. The Borrower will pay and discharge promptly when due all material Taxes and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings and with respect to which adequate reserves shall, to the extent required by GAAP, have been set aside.

(d) Due Diligence. The Borrower acknowledges that the Lender, at the Borrower’s expense, has the right to perform and/or appoint a third party to perform, continuing due diligence reviews with respect to the Depositor Reserve Account Rights and the other Collateral, for purposes of verifying compliance with the representations, warranties, and specifications made hereunder and under the other Facility Documents, or otherwise. The Borrower agrees that the Lender and its authorized representatives will be permitted during normal business hours to examine, inspect, make copies of, and make extracts of, any and all documents, records, agreements, instruments or information relating to the Collateral. Notwithstanding anything to the contrary herein, the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses reasonably incurred by the Lender and its respective designees and appointees in connection with the ongoing due diligence and auditing activities.

(e) Changes in Indentures. The Borrower shall provide written notice to the Lender of any changes in any Indentures that may materially affect the Depositor Reserve Account Rights within three (3) Business Days after the Borrower receives notice thereof.

(f) Legal existence, etc. The Borrower shall (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises; and (ii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

(g)    Financial Statements. The Borrower shall deliver to the Lender:

(1) As soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year, the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period, the related unaudited consolidated statements of income and retained earnings and of cash flows for Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, and consolidated statements of liquidity of the Borrower and its consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

(2) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, and consolidated statements of liquidity of the Borrower and its consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries at the end of, and for, such fiscal year in accordance with GAAP;

(3) Together with each set of the financial statements delivered pursuant to clauses (1) and (2) above, a certificate of a Responsible Officer of the Borrower in the form of Exhibit 7.01 attached hereto;

(4) From time to time such other information regarding the Depositor Reserve Account Rights, financial condition, operations, or business of the Borrower as the Lender may reasonably request.

(h) Required Reports: Additional Information. The Borrower will, at the times specified in Schedule 7.01(h) attached hereto, deliver to the Lender the reports identified in such schedule, and promptly furnish to the Lender all notices of all final written audits, examinations, evaluations, reviews and reports of its operations by any state or federal agency or instrumentality in which there are material adverse findings, including without limitation notices of termination or impairment of approved status, and notices of probation, suspension, or non- renewals, and such other information, documents, records or reports with respect to the conditions or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request, no later than fifteen (15) Business Days after the date of the Lender’s request.

(i) Maintenance of Property; Insurance. The Borrower shall keep all property useful and necessary in its business in good working order and condition. The Borrower shall maintain a fidelity bond and be covered by insurance of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as the Borrower.

(j) Use of Proceeds. The Borrower shall use the proceeds of the Loan to acquire the Depositor Reserve Account Rights.

(k) Monthly Compliance Certificate. No later than the fifteenth (15th) calendar day of each calendar month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Borrower shall deliver to the Lender a completed certificate signed by a Responsible Officer of the Borrower in the form of Exhibit 7.01 attached hereto.

(l) Maintenance of Insurance by Borrower. The Borrower shall maintain a fidelity bond and be covered by insurance (including, without limitation, errors and omissions insurance) of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as the Borrower.

(s) Requests for Information. The Borrower shall furnish to the Lender within three (3) Business Days after the Lender’s request, any reasonable information, documents, records or reports with respect to the servicing or subservicing of the Collateral as the Lender may from time to time request.

(t)    Financial Covenants. The Borrower shall maintain the following financial covenants: (A) the ratio of the Borrower’s Total Indebtedness to Adjusted Tangible Net Worth as
of the end of each month is not greater than [ ]:1 (B) the Borrower has Liquidity at the end of each month in an amount equal to or greater than $[ ], and (C) the Adjusted Tangible Net
Worth of the Borrower is greater than $[ ] (collectively, the covenants set forth in clause (A),
(B) and (C), the “Financial Covenants”).

Section 7.02 Negative Covenants of the Borrower. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full, the Borrower shall not:

(a) other than in accordance with Section 7.02(c), take any action that would directly or indirectly materially impair or materially adversely affect the Borrower’s title to, or the value of, the Collateral;

(b) create, incur or permit to exist any Lien in or on the Collateral except the security interest granted hereunder in favor of the Lender;

(c) sell, assign, transfer or otherwise dispose of any Collateral except with the consent of the Lender;

(d) (i) cancel or terminate any Facility Documents to which it is a party or consent to or accept any cancellation or termination thereof, (ii) amend, amend and restate, supplement or otherwise modify any Facility Document, (iii) consent to any amendment, modification or waiver of any term or condition of any Facility Document, without the prior written consent of the Lender, provided that no consent of the Lender shall be required in connection with an amendment to an Indenture so long as such amendment would not impair in any material respect the value of the interests or rights of the Borrower thereunder with respect to the Depositor Reserve Account Rights or impair in any material respect the interests or rights of the Lender;

(e) change the state of its organization unless the Borrower shall have given the Lender at least 30 days’ prior written notice thereof and unless, prior to any such change, the Borrower shall have filed, or caused to be filed, such financing statements or amendments as the Lender determines may be reasonably necessary to continue the perfection of the Lender’s interest in the Collateral;

(f) take any action that would directly or indirectly materially impair or materially adversely affect the Borrower’s title to, or the value, of the Depositor Reserve Account Rights or materially increase the duties, responsibilities or obligations of the Borrower, with the exception of any other sale, grant of Lien or other transfer or disposition of rights to receive payments of Depositor Reserve Account Rights, so long as, concurrently with any such transaction, the Borrower repays the Loan or applicable Component thereof to the extent necessary to cure any Margin Call that otherwise would result from such transaction. Each transaction permitted under the preceding sentence is herein called a “Depositor Reserve Account Rights Disposition”. In connection with each Depositor Reserve Account Rights Disposition, the Lender agrees to execute and deliver, promptly upon request and receipt of payment of all Obligations in respect of the related Depositor Reserve Account Rights, such releases and financing statement amendments as may be reasonably requested by the Borrower to reflect the fact that the relevant Depositor Reserve Account Rights are no longer subject to the liens granted under the Facility Documents.

(g)    make any Restricted Payments following the occurrence of an Event of
Default under this Agreement; and

(h) not (1) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of the Borrower’s business and (iii) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate or (2) make a payment that is not otherwise permitted by this Agreement (including this Section 7.02(g)) to any Affiliate.

Section 7.03 Notice of Certain Occurrences. The Borrower covenants and agrees with the Lender that, so long as the Loan is outstanding and until all Obligations have been paid in full:

(a) Defaults. As soon as possible, but in any event within three (3) Business Days, after a Responsible Officer of the Borrower has or should have knowledge of any Default, the Borrower shall furnish to the Lender a written statement of a Responsible Officer of the Borrower setting forth details of such Default and no more than five (5) Business Days after a Responsible Officer of the Borrower has knowledge of any Default a written statement from a Responsible Officer of the Borrower setting forth the action that the Borrower has taken or proposes to take with respect to such Default;

(b) Litigation. As soon as possible, but in any event within five (5) Business Days, after its knowledge thereof, the Borrower shall furnish to the Lender notice of any material action, suit or proceeding instituted by or against the Borrower in any federal or state court or before any commission, regulatory body or Governmental Authority as to which there is a reasonable likelihood of an adverse decision, reasonably likely to have a Material Adverse Effect, or that questions the validity or enforceability of the Facility Documents, or seeks to prevent the consummation of any of the transactions contemplated by the Facility Documents;

(c) Material Adverse Effect on Collateral. Upon the Borrower becoming aware of any default related to any Collateral which should reasonably be expected to have a Material Adverse Effect;

(d)    Change of Control. The Borrower shall furnish the Lender notice of any
Change of Control upon the occurrence of such event;

(e) Other. Within fifteen (15) Business Days after the Lender’s request, the Borrower shall furnish to the Lender such other information, documents, records or reports with respect to the Collateral or the corporate affairs, conditions or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

ARTICLE VIII

EVENTS OF DEFAULT

Section 8.01 Events of Default. The following events shall be “Events of Default”:

(a) The Borrower shall fail to make any payment or deposit to be made by it hereunder when due (whether of principal or interest at stated maturity, upon a Margin Call, upon acceleration, or at mandatory prepayments);

(b) The Borrower shall fail to observe or perform any covenant or other agreement contained in this Agreement or any other Facility Document and such failure to observe or perform shall continue unremedied for a period of five (5) Business Days;

(c) Any representation, warranty or certification made or deemed made herein or in any other Facility Document by Borrower or any certificate furnished to Lender pursuant to the provisions thereof, shall be breached in any material respect or shall prove to have been false or incorrect in any material respect when made or repeated or deemed to have been made or repeated and not cured within 30 days after a Responsible Officer of the Borrower may have actual knowledge thereof or after receipt of written notice from the Lender;

(d) Any “event of default” or other breach or failure to perform shall have occurred and shall be continuing beyond the expiration of any applicable grace period under the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds entered into by the Borrower or any of its Affiliates on the one hand and any third party (including an Affiliate of the Borrower but excluding the Lender or any Affiliate of the Lender), which relates to the Indebtedness of the Borrower or any of its Affiliates in an amount individually or in the aggregate greater than $5,000,000 and not cured within 30 days after a Responsible Officer of the Borrower may have actual knowledge thereof or after receipt of written notice from the Lender;

(e) The Lender does not, or ceases to, have a first priority perfected security interest in the Collateral other than as a result of a release of such security interest by the Lender and such default continues unremedied for a period of three (3) Business Days after the earlier of (i) a Responsible Officer of the Borrower having actual knowledge thereof and (ii) written notice of such default from the Lender;

(f)    [Reserved];

(g)    The Borrower shall fail to comply with the Financial Covenants;

(h) Any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower by a court, administrative tribunal or other body having jurisdiction over them and the same shall not be satisfied or discharged (or provisions shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof or, if a stay of execution is procured, thirty (30) days from the date such stay is lifted; (i) (1) The Borrower files a voluntary petition in bankruptcy, seeks relief under any provision of any Insolvency Law or consents to the filing of any petition against it under any such law; (2) a proceeding shall have been instituted against the Borrower in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the

Borrower in an involuntary case under any applicable Insolvency Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Borrower, or for any substantial part of its Property, or for the winding-up or liquidation of its affairs, (3) a proceeding shall have been instituted by any Person in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Borrower in an involuntary case under any applicable Insolvency Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Borrower, or for any substantial part of its Property, or for the winding-up or liquidation of its affairs and the Borrower shall have failed to obtain a relief (including, without limitation, a dismissal) or a stay of such involuntary proceeding within thirty (30) days, (4) the admission in writing by the Borrower of its inability to pay its debts as they become due, (5) the Borrower consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official, of all or any part of its Property or any custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official takes possession of all or any part of the Property of the Borrower; (6) the Borrower makes an assignment for the benefit of any of its creditors; or (7) the Borrower generally fails to pay its debts as they become due; or

(j) Any Governmental Authority or any Person, agency or entity acting or purporting to act under Governmental Authority (including any Agency) shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of the Borrower, or shall have taken any action to displace the management of any of the Borrower or to curtail the Borrower’s authority in the conduct of its business.

Section 8.02 Remedies.

(a) Optional Acceleration. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 8.01(i)), the Lender may by written notice to the Borrower, terminate the Facility and declare the Loan and all other Obligations to be immediately due and payable.

(b) Automatic Acceleration. Upon the occurrence of an Event of Default described in Section 8.01(i), the Facility shall be automatically terminated and the Loan and all other Obligations shall be immediately due and payable upon the occurrence of such event, without demand or notice of any kind.

(c)    Remedies. Upon any acceleration of the Loan pursuant to this Section
8.02, the Lender, in addition to all other rights and remedies under this Agreement or otherwise, shall have all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. The Borrower agrees, upon the occurrence of an Event of Default and notice from the Lender, to assemble, at its expense, all of the Collateral that is in its possession (whether by return, repossession, or otherwise) at a place designated by the Lender. All out-of-pocket costs incurred by the Lender in the collection of all Obligations, and the enforcement of its rights hereunder, including reasonable attorneys’ fees and legal expenses, shall be paid out of the Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default and the acceleration of the Loan pursuant to this Section 8.02, the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral which is in the possession of the Borrower (whether by return, repossession, or otherwise) may be located and take possession of and remove such Collateral, (ii) sell any or all of such Collateral, free of all rights and claims of the Borrower therein and thereto, at any public or private sale, and (iii) bid for and purchase any or all of such Collateral at any such sale. Any such sale shall be conducted in a commercially reasonable manner and in accordance with applicable law. The Borrower hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies upon the occurrence of an Event of Default. Each of the Lender and the Borrower shall have the right (but not the obligation) to bid for and purchase any or all Collateral at any public or private sale. The Borrower hereby agrees that in any sale of any of the Collateral, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner. The Lender shall not be liable for any sale, private or public, conducted in accordance with this Section 8.02(c). If an Event of Default occurs, and upon acceleration of the Loan hereunder, the Loan represented by each of the outstanding Components and all other Obligations shall be immediately due and payable, and collections on the Depositor Reserve Account Rights and proceeds of sales of Depositor Reserve Account Rights, and other Collateral will be used to pay the Obligations.

Section 8.03 Collateral Account; Application of Proceeds.

(a)    Collateral Account.    Prior to the Closing Date, the Borrower and the
Lender shall have established at [ ] in the name of the Lender a non-interest bearing segregated special purpose trust account (such account being herein called the “Collateral Account”). The Lender will maintain the Collateral Account only with a bank that has agreed with the Lender to comply with instructions originated by the Lender directing the disposition of funds in such account without the further consent of the Borrower, such agreement to be in form and substance reasonably satisfactory to the Lender (an “Account Control Agreement”). The Lender may, at any time and without notice to, or consent from, the Borrower, transfer, or direct the transfer of, funds from the Collateral Account to satisfy the Lender’s obligations under the Facility Documents if an Event of Default shall have occurred.

(b)    Distributions from the Collateral Account.    On each Business Day, the
Lender shall apply Collections in the following order:

(i)    to pay to the Lender, any fees due pursuant to the terms hereof;

(ii) to pay to the Lender or any Indemnified Party an amount equal to any other amounts (including the Aggregate Outstanding Loan Amount) then due to such Persons pursuant to this Agreement that have not been paid by the Borrower (and to the extent that there are insufficient funds to pay all of the foregoing amounts, such amount shall be distributed to the foregoing parties, pro rata in accordance with the amounts due to such parties); and

(iii)     to pay any remaining amounts to the Borrower by transferring such amount to the account specified in writing by the Borrower.

ARTICLE IX

ASSIGNMENT

Section 9.01 Restrictions on Assignments.    The Borrower shall not assign its rights
hereunder or any interest herein without the prior written consent of the Lender. The Lender may, with the consent of the Borrower, in the ordinary course of its business and in accordance with applicable law, assign any or all of its rights and obligations under this Agreement, under the Loan pursuant to this Agreement or under the other Facility Documents, to any of its Affiliates or Subsidiaries and any bank or other entity.

Section 9.02 Evidence of Assignment; Endorsement on Notes. The Lender hereby agrees that it shall, endorse the Note to reflect any assignments made pursuant to this Article IX or otherwise.

Section 9.03 Rights of Assignee. Upon the assignment the Lender of all of its rights and obligations hereunder, under the Notes and under the other Facility Documents to an assignee in accordance with Section 9.01, such assignee shall have all such rights and obligations of the Lender as set forth in such assignment or delegation, as applicable, and all references to the Lender in this Agreement or any Facility Document shall be deemed to apply to such assignee to the extent of such interest. If any interest in any Facility Document is transferred to any assignee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the Lender shall cause such assignee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.02.

Section 9.04 Permitted Participants; Effect. The Lender may, with the consent of the Borrower, in the ordinary course of its business and in accordance with applicable law, at any time (and from time to time) sell to one or more banks or other entities (each a “Participant”) participating interests in the Loan owing to the Lender, any Note held by the Lender, or any other interest of the Lender under this Agreement or the other Facility Documents. In the event of any such sale by the Lender of a participating interest to a Participant, (i) the Lender’s obligations hereunder and under the other Facility Documents shall remain unchanged; (ii) the Lender shall remain solely responsible to the Borrower for the performance of such obligations; and (iii) the Lender shall remain the owner of the Loan and the holder of any Note issued to it in evidence thereof for the purposes under the Loan Documents. All amounts payable by the Borrower under this Agreement shall be determined as if the Lender had not sold such participating interests. The Borrower and the Lender shall continue to deal solely and directly with each other in connection with the Lender’s rights and obligations under the Facility Documents.

Section 9.05 Voting Rights of Participants. The Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Facility Documents other than any amendment, modification, or waiver with respect to the Loan or Component thereof in which such Participant has an interest which forgives principal, interest, or fees or reduces the interest rate or fees payable with respect to the Loan or any such Component, extends the applicable Maturity Date, postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees on, any the Loan or any Component or releases all or substantially all of the Collateral (other than as expressly permitted pursuant to the Facility Documents).

ARTICLE X

INDEMNIFICATION

Section 10.01    Indemnities by the Borrower.    Without limiting any other rights
which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify, the Lender, its Affiliates, successors, permitted transferees and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement, the other Facility Documents (other than the Indentures), or any transaction contemplated hereby or thereby excluding, however, (a) Indemnified Amounts to the extent a court of competent jurisdiction determines that they resulted from gross negligence, bad faith or willful misconduct on the part of such Indemnified Party, (b) in the event that the Lender has assigned its rights or delegated its obligations in respect of this Agreement, and the Indemnified Amounts with respect to such assignee exceed the Indemnified Amounts that would otherwise have been payable by the Borrower to the Lender, the amount of such excess, (c) Excluded Taxes (other than any incremental Taxes arising solely by reason of a breach by any Transaction Party of its obligations under this Agreement), and (d) any lost profits or indirect, exemplary, punitive or consequential damages of any Indemnified Party. In any suit, proceeding or action brought by the Lender in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender’s reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or the preservation of the Lender’s rights under this Agreement, the Note, any other Facility Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower. Under no circumstances shall any Indemnified Party be liable to the Borrower for any lost profits or indirect, exemplary, punitive or consequential damages.

Section 10.02 General Provisions. If for any reason the indemnification provided above in Section 10.01 (and subject to the limitations on indemnification contained therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless on the basis of public policy, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

The provisions of this Article X shall survive the termination of this Agreement and the payment of the Obligations.

ARTICLE XI

MISCELLANEOUS

Section 11.01    Amendments, Etc.    Neither this Agreement nor any provision
hereof may be amended, supplemented, or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

Section 11.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail or overnight air courier, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth opposite its name on Schedule 11.02 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered, when received, (ii) if sent by overnight air courier, the next Business Day after delivery to the related air courier service, if delivery is guaranteed as of the next Business Day, (iii) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (iv) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, if sent during business hours (if sent after business hours, then on the next Business Day) except that notices and communications pursuant to Article I shall not be effective until received. In addition to the available means of delivering notice above, all notices and other communication provided for hereunder shall, unless stated otherwise herein, be in writing and shall be effective when sent via email during business hours to the Borrower at [ ] and to the Lender at [ ]@springleaf.com, once receipt has been confirmed by telephone or electronic means (if sent via email after business hours, then on the next Business Day).

Section 11.03 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.04 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender, and their respective successors and assigns, provided, however, that nothing in the foregoing shall be deemed to authorize any assignment not permitted in Section 9.01.

Section 11.05 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT). EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT IN THE BOROUGH OF MANHATTAN AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY OTHER JURISDICTION.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 11.06 Entire Agreement. This Agreement and the Facility Documents embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

Section 11.07    Acknowledgement. The Borrower hereby acknowledges that:

(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Note and the other Facility Documents to which it is a party;

(b)    the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and
(c)    no joint venture exists among or between the Lender and the Borrower. Section 11.08    Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be.

Section 11.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 11.10 Confidentiality. Each party hereto agrees for the benefit of the other party that it will hold any confidential information received from the other party pursuant to this Agreement or any other Facility Document, it being understood that this Agreement is confidential information of the Lender, in strict confidence, as long as such information remains confidential except for disclosure to (i) its Affiliates, (ii) its legal counsel, accountants, and other professional advisors or to a permitted assignee or participant, (iii) regulatory officials, (iv) any Person as requested pursuant to or as required by law, regulation, or legal process, (v) any Person in connection with any legal proceeding to which it is a party, and (vi) to the extent required to comply with securities law requirements applicable to the Borrower and/or the Lender. The Borrower also agrees that it will comply with all applicable securities laws with respect to any non-public information of the type referenced in the preceding sentence in its possession. This Section 11.10 shall survive termination of this Agreement.

Section 11.11    Survival. The obligations of the Borrower under Sections 3.02 and
10.01 hereof shall survive the repayment of the Loan and the termination of this Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making the Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Loan was made.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[         ], as Borrower

By:
Name:
Title:

SPRINGLEAF FINANCE CORPORATION, as
Lender

By:
Name:
Title:

SCHEDULE I

DEFINITIONS

1.1    Definitions. As used in this Agreement the following terms have the meanings as indicated:

“2011-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2011-1.

“2012-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-1.

“2012-2 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-2.

“2012-3 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2012-3.

“2013-1 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-1.

“2013-2 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-2.

“2013-3 Securitization” shall mean the notes issued by Springleaf Mortgage Loan Trust
2013-3.

“Account Control Agreement” has the meaning set forth in Section 8.03(a).

“Adjusted Tangible Net Worth” shall mean the consolidated Net Worth of the Borrower and its Subsidiaries, less the consolidated net book value of all assets of the Borrower and its Subsidiaries (to the extent reflected as an asset in the balance sheet of the Borrower or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, deferred taxes, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) means possession, directly or indirectly, of the power (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Aggregate Outstanding Loan Amount” shall mean the aggregate Outstanding Loan
Amount of each of the Components.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” shall mean as to any Person, any law, treaty, rule or regulation (including the Investment Company Act of 1940, as amended) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Applicable Margin” shall mean 2.00%.

“Board” means the Board of Governors of the Federal Reserve System of the United
States of America.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are required or authorized by law to be closed.

“Cash Equivalents” shall mean (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit and eurodollar time deposits with weighted average maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (iv) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s Rating Group (“S&P”) or P-1 or the equivalent thereof by Moody’s Investors Service, Inc. (“Moody’s”) and in either case maturing within 90 days after the date of acquisition, (v) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (vi) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (ii) of this definition or, (vii) shares of money market mutual funds which invest exclusively in assets satisfying the requirements of clauses (i) through (vi) of this definition.

“Change of Control” means, with respect to the Borrower, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock or limited partnership interests, as the case may be, of the Borrower or at any time if after giving effect to such acquisition such Person or Persons owns twenty percent (20%) or more of such outstanding shares of voting stock.

“Closing Date” means the date on which all of the conditions set out in Section 5.01 are satisfied.

“Collateral” has the meaning set forth in Section 4.01.

“Collateral Value” means, for purposes of determining the value of the Depositor Reserve Account Rights the product of (a) the aggregate Market Value of each Reserve Account on such date and (b) 95%.

“Collateral Account” means the account established by the Borrower and the Lender in accordance with Section 8.03(a).

“Collections” means any amounts received in respect of any Depositor Reserve Account Rights pursuant to the applicable Indenture and any amounts withdrawn from the Margin Account to be applied for the payment of Obligations pursuant to the terms of this Agreement.

“Compliance Certificate” means a certificate in form acceptable to the Lender substantially in the form of Exhibit 7.01 hereto.

“Components” has the meaning set forth in Section 2.02.

“Default” means an Event of Default or an Unmatured Event of Default.

“Default Rate” means, with respect to each Component of the Loan for any Interest Period, and any late payment of fees or other amounts due hereunder, a rate equal to 12.00% per annum.

“Dollars” means dollars in lawful money of the United States of America.

“Depositor” shall mean each entity acting as a “Depositor” for the related Securitization as defined in the related Indenture.

“Depositor Reserve Account Rights” means, each Depositor’s rights under the Reserve Account relating to the applicable Trust consisting of the rights to receive any investment earnings on each Payment Date under the related Indenture, as well as all amounts remaining in such Reserve Account on the Payment Date on which the aggregate note amount of the Class A, Class M and Class B Notes for the related Trust have been reduced to zero pursuant to Section
3.01(d)(ii) of the related Indenture.

“Depositor Reserve Account Rights Disposition” has the meaning assigned to such term in Section 7.02(f) hereof.

“Event of Default” has the meaning set forth in Section 8.01.

“Excluded Taxes” means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any withholding tax that is required to be withheld from amounts payable to a Lender that has failed to comply with Section 3.02(d)(i), (d) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.02(d)(ii), (e) any withholding taxes imposed under Sections 1471-1474 of the Code (the Foreign Account Tax Compliance

Act), and (f) in the case of a Foreign Lender, any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the laws in force at the time such Foreign Lender becomes a party hereto, (ii) designates a new lending office, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.02(a)(ii) or (iii), or (iii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a change in Applicable Law) to comply with clause (B) of Section 3.02(d)(ii).

“Facility” means the loan facility provided to the Borrower by the Lender pursuant to this Agreement.

“Facility Documents” means this Agreement, the Notes, the Indentures, the Account Control Agreement and all notices, certificates, financing statements and other documents to be executed and delivered by the Borrower in connection with the transactions contemplated by this Agreement.

“Financial Covenants” has the meaning assigned to such term in Section 7.01(t).

“Foreign Lender” means any successor or assignee of the Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State and Commonwealth thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Funding Date” shall mean the date of the Loan is made to the Borrower hereunder as provided in Section 2.03 hereof.

“GAAP” shall mean United States Generally Accepted Accounting Principles inclusive of, but not limited to, applicable statements of Financial Accounting Standards issued by the Financial Accounting Standards Board, its predecessors and successors and SEC Staff Accounting Guidance as in effect from time to time applied on a consistent basis.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any municipality and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indebtedness” means as to any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of a Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and “lease” shall have the meaning under GAAP as of January 1, 2013,; (f)

obligations of such Person under repurchase agreements, loan and security agreements, similar warehouse facilities or like arrangements; (g) indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument; provided, however, that, in each case, “Indebtedness” shall not include the Person’s Non-Recourse Indebtedness.

“Indemnified Amounts” has the meaning set forth in Section 10.01.

“Indemnified Party” has the meaning set forth in Section 10.01.

“Indemnified Taxes” means Taxes other than (i) Excluded Taxes and (ii) Other Taxes.

“Indenture” shall mean the indentures relating to the Securitizations.

“Initial Aggregate Loan Amount” shall mean the aggregate Loan Amount of the Components on the Funding Date, which shall be equal to $[     ].

“Insolvency Law” shall mean any bankruptcy, reorganization, moratorium, delinquency, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction in effect at any time during the term of this Agreement.”

“Interest Period” means, for the Loan, (i) an initial period beginning on the Funding Date for the Loan and ending on the last day of the calendar month in which such Funding Date occurs; and (ii) subsequent consecutive periods thereafter, beginning on the first day of each subsequent calendar month and ending on the earlier of (x) the last day of the same calendar month in which such Interest Period began and (y) the applicable Maturity Date.

“Investment Company Act” means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

“Lender” means Springleaf Finance Corporation

“LIBOR Rate” means, with respect to each day on which the Loan is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate appearing on Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time on such day (rounded up to the nearest whole multiple of 1/16%), as the rate for dollar deposits with a maturity of one (1) month; provided that if such rate does not appear on Reuters Screen LIBOR01 Page, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Lender in its sole discretion and communicated to Borrower with fifteen (15) days prior written notice. Notwithstanding anything to the contrary herein, Lender shall have the sole discretion to re-set the LIBOR Rate on a daily basis.

“Lien” means with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.

“Liquidity” means with respect to any Person, the sum of (i) its unrestricted cash, plus (ii) its unrestricted Cash Equivalents, plus (iii) equity in whole pool agency securities, plus (iv) the aggregate amount of unused capacity available to such Person (taking into account applicable haircuts) under committed mortgage loan warehouse and similar facilities for which such Person has unencumbered eligible collateral to pledge thereunder. For the avoidance of doubt, such unrestricted cash shall not include any cash collateral of such Person in respect of letter of credit obligations of such Person, and to the extent a letter of credit obligation of such Person is only partially cash collateralized, only that portion of the letter of credit that represents cash collateral shall be excluded from the definition of Liquidity hereunder.

“Loan” shall mean the loan made by the Lender to the Borrower on the Funding Date pursuant to the terms of this Agreement.

“Margin Account” shall be an account established and maintained as a sub-account of the Collateral Account for the purpose of holding the Collateral Shortfall Amount in connection with a Margin Call pursuant to the terms of this Agreement.

“Margin Call” has the meaning set forth in Section 2.06.

“Market Value” means, with respect to any Depositor Reserve Account Rights, the value ascribed to such asset by the Lender in its sole discretion, as marked to market as often as daily. The Lender’s determination of Market Value shall be conclusive upon the parties, absent manifest error on the part of the Lender. The Borrower acknowledges that the Lender’s determination of Market Value is for the limited purpose of determining Collateral Value for lending purposes hereunder without the ability to perform customary purchaser’s due diligence and is not necessarily equivalent to a determination of the fair market value of the Depositor Reserve Account Rights achieved by obtaining competing bids in an orderly market in which the Borrower is not in default under a revolving debt facility and the bidders have adequate opportunity to perform customary due diligence. For the purpose of determining the related Market Value, the Lender shall have the right to use either the Borrower’s valuation of the Depositor Reserve Account Rights or the Lender’s valuation, or both.

“Material Adverse Effect” shall mean a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under any of the Facility Documents to which it is a party, (c) the validity or enforceability of any of the Facility Documents, (d) the rights and remedies of the Lender under any of the Facility Documents, (e) the timely repayment of the Loan or payment of other amounts payable in connection therewith, (f) the Collateral or (g) the validity, perfection, priority or enforceability of the Lender’s security interest in the Collateral.

“Maturity Date” means, with respect to each Component of the Loan, the date set forth corresponding to such Component in Section 2.02 hereof.

“Monthly Settlement Date” means the twelfth (12th) day of each calendar month or, if such twelfth (12th) day is not a Business Day, the first Business Day thereafter, commencing September 2014.

“Moody’s” means Moody’s Investors Service, Inc. or its successor in interest.

“Net Worth” shall mean, with respect to any Person, the excess of total assets of such

Person, over total liabilities of such Person, determined in accordance with GAAP.

“Non-Recourse Indebtedness” shall mean, with respect to any Person, Indebtedness that is specifically advanced to finance the acquisition of property or assets and secured only by the property or assets to which such Indebtedness relates without recourse to such Person (other than subject to such customary carve-out matters for which such Person acts as a guarantor in connection with such Indebtedness, such as bad boy acts, fraud, misappropriation, breach of representations and warranty, misapplication, and environmental matters); provided that, notwithstanding the foregoing, if any Indebtedness that would be Non-Recourse Indebtedness but for the fact that such Indebtedness is made with recourse to other assets or such entity, then only the portion of such Indebtedness that is recourse to such other assets or such entity shall be deemed not to be Non-Recourse Indebtedness, and all other Indebtedness shall be deemed to be Non-Recourse Indebtedness.

“Note” means the promissory note of the Borrower issued to the Lender, in substantially the form of Exhibit 2.02(a), as amended from time to time, and any replacement thereof or substitution therefor.

“Obligations” means the Aggregate Outstanding Loan Amount, all accrued interest thereon and all other amounts payable by the Borrower to the Lender pursuant to this Agreement, the Note or any other Facility Document.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes arising from any payment made hereunder or under any other Facility Document or from the execution, delivery or enforcement of this Agreement or any other Facility Document.

“Outstanding Loan Amount” means, with respect to each Component at any time, the original principal balance of such Component funded by the Lender on the Funding Date, minus the aggregate amount of payments received by the Lender prior to such time and applied to reduce the principal amount of such Component.

“Participant” has the meaning set forth in Section 9.04.

“Person” means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.

“Prepayment Notice” means a notice substantially in the form of Exhibit 2.07.

“Prime Rate”: The rate of interest most recently published in the Money Rates section of The Wall Street Journal from time to time as the Prime Rate in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Lender) or any similar release by the Federal Reserve Board (as determined by the Lender). Any change in such prime rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Property” shall mean any right or interest in or to property of any kind whatsoever,

whether real, personal or mixed and whether tangible or intangible.

“Repayment Notice” means a notice substantially in the form of Exhibit 2.06(c).

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Reserve Account” has the meaning assigned to such term in the applicable Indenture.

“Responsible Officer” means (a) with respect to the Borrower, the chief executive officer, president, chief financial officer, treasurer, assistant vice president, assistant treasurer, secretary or assistant secretary of the Borrower, or any other officer having substantially the same authority and responsibility; provided, that with respect specifically to the obligations of the Borrower set forth in Section 7.01(i) hereof, only the chief financial officer, treasurer, assistant treasurer, or comptroller of the Borrower shall be deemed to be a Responsible Officer; and (b) with respect to the Lender, a lending officer charged with responsibility for the day to day management of the relationship of such institution with the Borrower.

“Restricted Payment” shall mean with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, warrants, options or rights therefor) issued by such Person, which may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

“S&P” means Standard & Poor’s, a division of The McGraw Hill Companies, Inc.

“Securitization” shall mean any of the 2011-1 Securitization, 2012-1 Securitization, 2012-2 Securitization, 2012-3 Securitization, 2013-1 Securitization, 2013-2 Securitization and 2013-3 Securitization, as the context may require.

“Subsidiary” means a corporation of which a Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

“Tangible Net Worth” shall mean, with respect to any Person as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, deferred taxes, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition; provided further that Tangible Net Worth shall not include any restricted cash of such Person which represents cash collateral in respect of letter of credit obligations of such Person, and to the extent the letter of credit obligation of such Person is only partially cash collateralized, only that portion of the letter of credit that represents cash collateral shall be excluded from the definition of Tangible Net Worth hereunder.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Indebtedness” shall mean with respect to any Person, for any period, the aggregate Indebtedness of such Person and its Subsidiaries during such period, less the amount of any non- specific consolidated balance sheet reserves maintained in accordance with GAAP and less the amount of any Non-Recourse Indebtedness, including any securitization debt.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unmatured Event of Default” means any event that, with the giving of notice or lapse of time, or both, would become an Event of Default.

SCHEDULE 5.01

CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT

(a)    This Agreement has been duly executed by the parties hereto; (b)    The Note has been duly executed by the Borrower;

(c) The Side Letter, dated the date hereof, among the Lender, the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated has duly executed by the parties thereto;

(d) The Account Control Agreement has been duly executed by the parties thereto;

(e) A certificate of a secretary or assistant secretary of the Borrower, certifying the names and true signatures of the persons authorized on the Borrower’s behalf to sign, as applicable, this Agreement, the Notes and the other Facility Documents has been delivered by the Borrower in connection herewith to the Lender and its counsel (including the customary attachments to such secretary’s certificate including organizational documents, resolutions and good standing certificate);

(f) A certificate of a Responsible Officer of the Borrower, certifying as to the accuracy and completeness of each of the representations and warranties contained in each Facility Document to which the Borrower is a party and as to the absence of Default under such Facility Documents to which the Borrower is a party as of the Closing Date has been delivered to the Lender and its counsel;

(g) The certificate of formation of the Borrower, duly certified by the Secretary of State of Maryland, as of a recent date acceptable to the Lender has been delivered to the Lender and its counsel; and

(h) An Opinion of Counsel, delivered by outside counsel acceptable to the Lender in its reasonable discretion, opining as to: New York enforceability, corporate matters and non- contravention, security interest creation, perfection and priority, no material litigation, and the Investment Company Act of 1940 has been delivered to the Lender and its counsel.

(i)    A certificate of good standing of the Borrower, dated within five days of this Agreement.

(j)    Resolutions of the board of the directors of the Borrower authorizing this Agreement and the transactions contemplated hereby.

SCHEDULE 5.02

CONDITIONS PRECEDENT TO THE LOAN

(including, with respect to paragraphs (b)-(e) inclusive,
to the automatic continuation of the Loan upon the conclusion of an Interest Period)

(a)    On the Funding Date, the following statements shall be true (and the Borrower shall have certified in an certificate signed by a Responsible Officer of the Borrower that):

(i) the representations and warranties set forth in Article VI are true and correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have true and correct as of such date);

(ii)    the Borrower is in compliance with all covenants set forth in Article VII;

(iii)    all conditions precedent to the making of the Loan have been satisfied; and

(iv)    no Default or Event of Default has occurred and is continuing, or would result from the Loan;

(b)    the Initial Aggregate Loan Amount shall be not less than $[     ];

(c) the Borrower shall have entered into (i) that certain letter agreement, dated on or about August 29, 2014, among the Borrower, the Lender and certain affiliates of the Lender, pursuant to which the Borrower purchased the Depositor Reserve Account Rights and the Lender or its affiliates shall have received the applicable purchase price thereunder, (ii) those certain note purchase agreements, dated on or about August 29, 2014, in connection with the sale of the notes relating to the Securitizations and (iii) the transactions contemplated by the note purchase agreements in the foregoing clause (ii) shall have been consummated; and

(d) all Facility Documents shall continue to be in full force and effect in all material respects.

SCHEDULE 7.01(i)

REQUIRED INVESTOR REPORTS

[SFC to advise if any reports will be reqiured.] Address for delivery of monthly reports:
[     ]

SCHEDULE 11.02

NOTICES

The Borrower:

[     ]
[    ]

The Lender:

Springleaf Finance Corporation
[     ]

EXHIBIT 2.02(a)

FORM OF PROMISSORY NOTE

August [ ], 2014

$

New York, New York

FOR VALUE RECEIVED, [ ], a [ ] organized under the laws of the state of California (the “Borrower”), hereby promises to pay to the order of SPRINGLEAF FINANCE CORPORATION (the “Lender”), at the principal office of the Lender at [        ], in lawful money of the United States, and in immediately available funds, the principal sum of [ ] ($[ ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower under the Loan and Security Agreement, dated August [ ] 2014 (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), between the Lender and the Borrower), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the Aggregate Outstanding Loan Amount of the Loan, at such office, in like money and funds, for the period commencing on the date of the Loan until the Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

The date, amount and interest rate of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loan made by the Lender.

This Note is the Note referred to in the Loan Agreement and evidences the Loan made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

The Borrower agrees to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of the Lender's counsel) in respect of this Note when incurred as required by Section 10.01 of the Loan Agreement.

Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower’s obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS NOTE). THE BORROWER HEREBY SUBMITS TO THE NON- EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT IN THE BOROUGH OF MANHATTAN AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE BORROWER HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THE LOAN AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE LENDER. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY OTHER JURISDICTION.

THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

[BORROWER] By:
Name: Title:

SCHEDULE OF LOAN COMPONENTS

This Note evidences Loan made under the within-described Loan Agreement to the Borrower, on the Funding Date, the Loan Amount of each Component of the Loan and the applicable interest rates set forth below, and subject to the payments and prepayments of principal set forth below:

Component	Principal Amount of Component of the Loan	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

EXHIBIT 2.06(c)

FORM OF REPAYMENT NOTICE

[ ], 20

TO:    The Lender as defined in the Loan Agreement referred to below

Reference is hereby made to the Loan and Security Agreement, dated as of August [____], 2014 (as heretofore amended, the “Loan Agreement”), between [_], as borrower (the “Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

The Borrower hereby notifies you that, pursuant to Section 2.06(c) of the Loan Agreement, it shall make a repayment of the Loan outstanding under the Loan Agreement to the Lender on [    ], 20 in the amount of $ and shall be applicable to the following Components as follows:

[IDENTIFY COMPONENT AND AMOUNT OF PREPAYMENT ALLOCATION]

Also included in the repayment amount shall be accrued and unpaid interest, in the amount of $_     .

The undersigned has caused this Repayment Notice to be executed and delivered by its duly authorized officer this      day of         , 20 .

[         ], as the Borrower

By:	Name:
Title:

EXHIBIT 2.07

FORM OF PREPAYMENT NOTICE

[ ], 20

TO:    The Lender as defined in the Loan Agreement referred to below

Reference is hereby made to the Loan and Security Agreement, dated as of August [    ], 2014 (as heretofore amended, the “Loan Agreement”), between [ ], as borrower (the “Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

The Borrower hereby notifies you that pursuant to and in compliance with Section 2.07 of the Loan Agreement, it shall make a prepayment of Loan outstanding under the Loan Agreement on [ ], 20 in the amount of $ .

[IDENTIFY COMPONENT AND AMOUNT OF PREPAYMENT ALLOCATION]

Also included in the prepayment amount shall be accrued and unpaid interest, in the amount of $_ .

The undersigned has caused this Prepayment Notice to be executed and delivered by its duly authorized officer this      day of         , 20 .

[         ], as the Borrower

By:	Name:
Title:

EXHIBIT 7.01

FORM OF COMPLIANCE CERTIFICATE

Springleaf Finance Corporation
[         ] [     ] Attn:

Re:     Loan Agreement Reporting Date

Reference is made to the Loan and Security Agreement (the “Loan Agreement”) dated as of August [ ], 2014, as amended, and now in effect by and between [ ], as borrower (the “Borrower”) and Springleaf Finance Corporation, as lender (the “Lender”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

Pursuant to Section 7.01(g) of the Loan Agreement, the Borrower is furnishing to you herewith (or has recently furnished to you) the financial statements of the Borrower for the fiscal period ended as of the reporting date shown above (the “Reporting Date”). Such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Borrower covered thereby at the date thereof and the results of its operations for the period covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.

Each of the undersigned Responsible Officers of the Borrower has caused the provisions of the Loan Agreement to be reviewed and certifies to the Lender that: (a) the undersigned has no knowledge of any Default or Event of Default, (b) attached hereto as Schedule 1, Schedule 2 and Schedule 3 are the representations of the Borrower and computations necessary to determine that each of the Borrower, as applicable, is in compliance with the provisions of the Loan Agreement as of the Reporting Date referenced thereon, and (c) to the best of the undersigned’s knowledge no event has occurred since the date of the most recent financial statements upon which such covenant compliance was calculated that would cause the Borrower, to no longer be in compliance with said provisions.

The statements made herein (and in the Schedules attached hereto) shall be deemed to be representations and warranties made in a document for the purposes of Section 6.01(q) of the Loan Agreement.

SCHEDULE 1
To form of Compliance Certificate

1.     Consolidated Tangible Net Worth of the Borrower (Section 7.01(t)):

As of the close of business for the [calendar month][quarter] ended     ,     the
Borrower was in compliance with the financial covenant set forth in Section 7.01(t).

2.     Consolidated Liquidity of the Borrower (Section 7.01(t)).

As of the close of business for the [calendar month][quarter] ended     ,the Borrower was in compliance with the financial covenant set forth in Section 7.01(t).

3.     Financial Covenants:

Attached as Schedule 2 to this Compliance Certificate are (i) the Statement of Consolidated Liquidity as of the close of business on the Business Day immediately preceding the date such certificate is delivered demonstrating Borrower’s compliance with the Financial Covenants and (ii) the calculations demonstrating the Borrower’s compliance with the Financial Covenants.

SCHEDULE        2
To form of Compliance Certificate

1.     Calculation: Consolidated Tangible Net Worth of the Borrower
(Section 7.01(t)):

[     ]

2.     Consolidated Liquidity of the Borrower (Section 7.01(t)):

[     ]

SCHEDULE 3
To form of Compliance Certificate

1.     Calculation: consolidated tangible net worth of the Borrower:

[     ]

2.     Consolidated Liquidity of the Borrower:

[     ]

SCHEDULE I

Depositor	Trust	Indenture
Eighth Street Funding LLC	Springleaf Mortgage Loan Trust 2011-1	Indenture dated September 2, 2011, among Springleaf Mortgage Loan Trust 2011-1, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Eleventh Street Funding LLC	Springleaf Mortgage Loan Trust 2012-1	Indenture dated April 20, 2012, among Springleaf Mortgage Loan Trust 2012-1, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Twelfth Street Funding LLC	Springleaf Mortgage Loan Trust 2012-2	Indenture dated August 8, 2012, among Springleaf Mortgage Loan Trust 2012-2, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Fourteenth Street Funding LLC	Springleaf Mortgage Loan Trust 2012-3	Indenture dated October 25, 2012, among Springleaf Mortgage Loan Trust 2012-3, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Fifteenth Street Funding LLC	Springleaf Mortgage Loan Trust 2013-1	Indenture dated April 10, 2013, among Springleaf Mortgage Loan Trust 2013-1, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Seventeenth Street Funding LLC	Springleaf Mortgage Loan Trust 2013-2	Indenture dated July 9, 2013, among Springleaf Mortgage Loan Trust 2013-2, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee
Nineteenth Street Funding LLC	Springleaf Mortgage Loan Trust 2013-3	Indenture dated October 9, 2013, among Springleaf Mortgage Loan Trust 2013-3, Wells Fargo Bank, N.A., as paying agent and note registrar and U.S. Bank National Association, as indenture trustee

10